As filed with the United States Securities and Exchange Commission on February 26, 2021

1933 Act File No. 333-216993

1940 Act File No. 811-23244

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 9	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 11	[X]

THE CHARTWELL FUNDS

(Exact Name of Registrant as Specified in Charter)

1205 Westlakes Drive, Suite 100

Berwyn, Pennsylvania 19312

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (610) 296-1400

Timothy J. Riddle

The Chartwell Funds

1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

(Name and Address of Agent for Service)

Copy to:

Alan R. Gedrich, Esq.

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

It is proposed that this filing will become effective (check appropriate box):

[_]	immediately upon filing pursuant to paragraph (b)

[X]	on February 28, 2021, pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on [Date] pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on [Date] pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Chartwell Income Fund
(Ticker Symbol: BERIX)

Chartwell Mid Cap Value Fund
(Ticker Symbol: BERCX)

Chartwell Short Duration High Yield Fund
(Ticker Symbol: CWFIX)

Chartwell Small Cap Growth Fund
(Ticker Symbol: CWSGX)

Chartwell Small Cap Value Fund
(Ticker Symbol: CWSIX)

PROSPECTUS March 1, 2021

The Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Chartwell Income Fund
Chartwell Mid Cap Value Fund
Chartwell Short Duration High Yield Fund
Chartwell Small Cap Growth Fund
Chartwell Small Cap Value Fund

 Each a series of The Chartwell Funds (the “Trust”)

Each of the funds described in this Prospectus is referred to as a “Fund” and together as the “Funds.”

TABLE OF CONTENTS

SUMMARY SECTION – Chartwell Income Fund	1
SUMMARY SECTION – Chartwell Mid Cap Value Fund	10
SUMMARY SECTION – Chartwell Short Duration High Yield Fund	16
SUMMARY SECTION – Chartwell Small Cap Growth Fund	23
SUMMARY SECTION – Chartwell Small Cap Value Fund	29
INFORMATION RELEVANT TO ALL FUNDS	36
MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS	37
MANAGEMENT OF THE FUNDS	53
YOUR ACCOUNT WITH THE FUNDS	64
DIVIDENDS AND DISTRIBUTIONS	76
FEDERAL INCOME TAX CONSEQUENCES	76
FINANCIAL HIGHLIGHTS	78
FOR MORE INFORMATION	back cover

This Prospectus sets forth basic information about the Funds that you should know before investing. It should be read and retained for future reference.

The date of this Prospectus is March 1, 2021.

SUMMARY SECTION – Chartwell Income Fund

Investment Objective

The investment objective of the Chartwell Income Fund is to provide investors with current income; seeking to preserve capital is a secondary consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution (Rule 12b-1) Fee	None
Other expenses	0.17%
Acquired Fund Fees and Expenses	0.01%
Total annual fund operating expenses[1]	0.68%
Fee waiver and/or expense reimbursements[1] ,2	(0.03)%
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1] ,2	0.65%

[1]

The total annual fund operating expenses and total annual fund operating expenses after fee waiver and/or expense reimbursement do not correlate to the ratio of expenses to average net assets appearing in the financial highlights table, which reflects only the operating expenses of the Fund and does not include acquired fund fees and expenses.

[2]

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.64% of the average daily net assets of the Fund’s shares. This agreement is in effect until for at least one year from the date of this prospectus, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to the advisor provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell

Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the advisor upon 60 days’ notice to The Chartwell Funds; or (iii) by an assignment of the investment advisory agreement. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund after April 29, 2018, for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by the Fund’s advisor as described above for the One Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$66	$215	$376	$844

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the portfolio turnover rate was 63% of the average value of its portfolio.

Principal Investment Strategies

The Fund may invest in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-back securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks, including securities issued by real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). Certain of the Fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The Fund invests in securities that the Fund’s investment advisor believes are undervalued. The Fund may invest any percentage of its net assets in the foregoing securities as the investment advisor deems appropriate, except that the Fund’s advisor will not purchase a common stock if it would cause the aggregate value of the common stocks that the Fund owns to exceed 30% of the Fund’s net assets. The advisor is not required to sell any common stocks owned by the Fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the Fund’s other securities.

When selecting corporate bonds, the advisor will consider the rating the bond has received from Standard & Poor’s Ratings Services, a division of McGraw Hill Companies, Inc. (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch Ratings Ltd. (“Fitch”). The advisor may invest in fixed income securities of any maturity or credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the advisor to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the advisor to be of comparable credit quality). The advisor may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933.

The advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Fund will usually vary from three to seven years. The advisor has the discretion to vary the duration of the portfolio in order to seek to take advantage of prevailing trends in interest rates.

The Fund may invest in common stocks, subject to the 30% limit described above, and in preferred stocks when the advisor deems it appropriate. The portfolio allocations to preferred and common stocks are determined by the advisor based upon its evaluation of the bond market. The outlook for the economy generally is also a consideration. During periods of economic strength, greater emphasis may be placed on preferred and common stocks than on other investments. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the advisor believes are offering an above average yield, in comparison to other preferred stocks of the same quality; and (2) preferred stocks that the advisor believes offer the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased.

Common stocks are generally selected based on one of three value-based criteria: (1) stocks selling substantially below their book values; (2) stocks judged by the advisor to be selling at low valuations to their present earnings levels; and (3) stocks judged by the advisor to have above average growth prospects and to be selling at small premiums to their book values or at modest valuations based on their present earnings levels. In addition, the Fund will only purchase common stocks that pay cash dividends. If a common stock stops paying dividends after its purchase by the Fund, the Fund would not be required to sell the stock. The advisor may purchase ETFs designed to track equity and fixed income securities indices to manage the Fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The method of stock selection used by the Fund may result in the Fund selecting stocks that are currently out of favor with most other investors. The Fund may invest in the securities of lesser-known companies. In addition, the Fund invests only in common stocks listed on national securities exchanges or quoted on the over-the-counter market.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than shorter-term and higher rated securities.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term and lower-rated securities being more sensitive than shorter-term and higher-rated securities. For example, the price of a security with a seven-year duration would be expected to drop by approximately 7% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit Risk. If an issuer or guarantor of a debt security held by the Fund or a counterparty to a financial contract with the Fund defaults or is downgraded or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of the Fund’s portfolio will typically decline.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. Junk bonds have a higher risk of default than other fixed income securities and are considered predominantly speculative.

Convertible Securities Risk. Convertible securities are subject to market and interest rate risk and credit risk. When the market price of the equity security underlying a convertible security decreases the convertible security tends to trade on the basis of its yield and other fixed income characteristics, and is more susceptible to credit and interest rate risks. When the market price of such equity security rises, the convertible security tends to trade on the basis of its equity conversion features and be more exposed to market risk. Convertible securities are typically issued by smaller capitalized companies with stock prices that may be more volatile than those of other companies.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stock, dividends and a fixed share of the proceeds resulting from a liquidation of the company. The market value of preferred stock is subject to company-specific and market risks applicable generally to equity securities and is also sensitive to changes in the company’s creditworthiness, the ability of the company to make payments on the preferred stock, and changes in interest rates, typically declining in value if interest rates rise.

Mortgage-Backed and Asset-Backed Securities Risk. Mortgage-backed and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage-backed securities are subject to “prepayment risk” (the risk that borrowers will repay a loan more quickly in periods of falling interest rates) and “extension risk” (the risk that borrowers will repay a loan more slowly in periods of rising interest rates). If the Fund invests in mortgage-backed or asset-backed securities that are subordinated to other interests in the same pool, the Fund may only receive payments after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the assets held by a pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund, reducing the values of those securities or in some cases rendering them worthless. The risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

REIT Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

Restricted Securities Risk. The Fund may not be able to sell a restricted security (i.e., a 144A security) when the Advisor considers it desirable to do so or may have to sell such a security at a lower price than the Advisor considers desirable. A restricted security which was liquid when purchased may subsequently become illiquid. In addition, transaction costs may be higher for restricted securities than for more liquid securities.

U.S. Government Obligations Risk. U.S. Government securities that are not direct obligations of the U.S. Treasury have more credit risk than securities directly supported by the full faith and credit of the U.S. Government.

Municipal Securities Risk. Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, the Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance

The Fund acquired the assets and liabilities of the Berwyn Income Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Income Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through December 31, 2016, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Fund and the Predecessor Funds by showing changes in the Fund and the Predecessor Funds’ performance from year to year and by showing how the average annual total returns of the Fund and Predecessor Funds compare with the average annual total returns of the Bloomberg Barclays U.S. Aggregate Bond Index and ICE BofA High Yield Cash Pay Index, each a broad-based measure of market performance that has characteristics relevant to the Fund’s investment strategies, the Russell 3000 Value Index, an index of funds with similar investment objectives as the Fund and 25% Russell 3000 Value/55% Bloomberg

Barclays US Aggregate/20% BofA High Yield Cash Pay Blend, a custom index with similar investment objectives as the Fund. Updated performance information is available at the Fund’s website, www.chartwellip.com, or by calling the Fund at 1-888-995-5505.

Calendar-Year Total Return (before taxes)
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	9.73%	Quarter ended 6/30/2020
Lowest Calendar Quarter Return at NAV	(13.80)%	Quarter ended 3/31/2020

Average Annual Total Returns (for periods ended December 31, 2020)	1 Year	5 Years	10 Years
Return Before Taxes	4.48%	5.13%	5.16%
Return After Taxes on Distributions*	3.10%	3.76%	3.70%
Return After Taxes on Distributions and Sale of Fund Shares*	2.59%	3.52%	3.66%
Bloomberg Barclays U.S. Aggregate Bond Index	7.51%	4.44%	3.84%
ICE BofA High Yield Cash Pay Index** (reflects no deduction for fees, expenses or taxes)	6.20%	8.41%	6.61%
Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes)	0.25%	6.99%	7.65%
25% Russell 3000 Value/55% Bloomberg Barclays US Aggregate/20% BofA High Yield Cash Pay Blend*** (reflects no deduction for fees, expenses or taxes)	6.16%	6.14%	5.56%
ICE BofA High Yield Master II Index** (reflects no deduction for fees, expenses or taxes)	6.17%	8.43%	6.62%
Lipper Income Fund Index *** (reflects no deduction for fees, expenses or taxes)	10.42%	7.34%	6.14%

No one index is representative of the Fund’s portfolio.

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

**	The ICE BofA High Yield Master II Index is replaced with the ICE BofA High Yield Cash Pay Index which most closely reflects the allocation of the Fund’s portfolio investments.

***

The Lipper Income Fund Index is replaced with the 25% Russell 3000 Value/55% Bloomberg Barclays US Aggregate/20% ICE BofA High Yield Cash Pay Blend Index which most closely reflects the allocation of the Fund’s portfolio investments.

Investment Advisor

Chartwell Investment Partners, LLC (the “Advisor” or “Chartwell”)

Portfolio Managers

The portfolio management team is comprised of David C. Dalrymple, CFA, T. Ryan Harkins, CFA, Andrew S. Toburen, CFA, Thomas R. Coughlin, CFA, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA and Christine F. Williams, CFA. They are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Each of the portfolio managers other than Mr. Hopkins and Ms. Williams has served as a member of the Fund’s portfolio management team since March 1, 2019. Mr. Hopkins and Ms. Williams have each served as a member of the Fund’s portfolio management team since March 1, 2021.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 36 of this Prospectus.

SUMMARY SECTION – Chartwell Mid Cap Value Fund

Investment Objective

The investment objective of the Chartwell Mid Cap Value Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%
Distribution (Rule 12b-1) Fee	None
Other expenses	0.72%
Total annual fund operating expenses	1.47%
Fee waiver and/or expense reimbursements[1]	(0.57%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	0.90%

[1]

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.90% of the average daily net assets of the Fund’s shares. This agreement is in effect until for at least one year from the date of this prospectus, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to the advisor provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the advisor upon 60 days’ notice to The Chartwell Funds; or (iii) by an assignment of the investment advisory agreement. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund after April 29, 2018, for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the

Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by the Fund’s advisor as described above for the One Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$92	$409	$749	$1,708

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period, the portfolio turnover rate of the Fund was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of mid-capitalization U.S. companies. The Fund’s advisor considers mid-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell Midcap Value Index during the most recent 12-month period (which was approximately $317 million and $47.3 billion as of December 31, 2020). The Russell Midcap Value Index is reconstituted annually. Because Mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Mid Cap Value Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The Fund generally invests in companies that its advisor believes to be undervalued. The advisor’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The Fund’s advisor employs a blend of value disciplines that the advisor believes will result in consistent performance.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U. S.

The Advisor may purchase exchange-traded funds (“ETFs”) designed to track U.S. mid-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets.

When managing the Fund’s portfolio, the Advisor uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 5% of the total value of the assets in the portfolio. Under normal market conditions, the Advisor intends to follow these investment guidelines.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Mid-Cap Company Risk. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”). Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities and involve additional risks because U.S. reporting requirements do not apply and the issuing bank will recover shareholder distribution costs from changes in share prices and payment of dividends.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

REIT Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance

The Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “IMST Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. The IMST Predecessor Fund acquired the assets and liabilities of the Berwyn Cornerstone Fund (the “Berwyn Funds Predecessor Fund,” and together with the IMST Predecessor Fund, the “Predecessor Funds”), a series of The Berwyn Funds, on April 29, 2016. As a result of the reorganizations, the Fund is the accounting successor of the Predecessor Funds. Performance results shown in the bar chart and the performance table below reflect the performance of the IMST Predecessor Fund for the period from April 29, 2016 through December 31, 2016, and the performance of the Berwyn Funds Predecessor Fund for the period prior to April 29, 2016. The Predecessor Funds’ past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The Fund’s principal investment strategies differ from those of the Predecessor Funds; therefore, the performance and average annual total returns shown for periods prior to the reorganization may have differed had the Fund’s current investment strategy been in effect during those periods.

The bar chart and table below provide some indication of the risks of investing in the Fund and its Predecessor Funds by showing changes in the Fund and its Predecessor Funds’ performance from year to year and by showing how the average annual total returns of the Fund and its Predecessor Funds compare with the average annual total returns of the Russell Midcap Value Index, a broad-based measure of market performance that has characteristics relevant to the Fund’s investment strategies. Updated performance information is available at the Fund’s website, www.chartwellip.com or by calling the Fund at 1-888-995-5505.

Calendar-Year Total Return (before taxes)
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	17.88%	Quarter ended 12/31/2020
Lowest Calendar Quarter Return at NAV	(30.78)%	Quarter ended 3/31/2020

Average Annual Total Returns (for periods ended December 31, 2020)	1 Year	5 Years	10 Years
Return Before Taxes	-3.83%	9.70%	7.38%
Return After Taxes on Distributions*	-4.27%	7.55%	5.74%
Return After Taxes on Distributions and Sale of Fund Shares*	-2.27%	7.14%	5.61%
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)	4.96%	9.73%	10.49%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Chartwell Investment Partners, LLC (the “Advisor” or “Chartwell”)

Portfolio Managers

The portfolio management team is comprised of David C. Dalrymple, CFA, and T. Ryan Harkins, CFA. They are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Dalrymple has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. Mr. Harkins has served as a member of the Fund’s portfolio management team since March 1, 2020.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 36 of this Prospectus.

SUMMARY SECTION – Chartwell Short Duration High Yield Fund

Investment Objective

The investment objective of the Chartwell Short Duration High Yield Fund is income and long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.40%
Distribution (Rule 12b-1) Fee	None
Other expenses	0.21%
Total annual fund operating expenses	0.61%
Fees waived and/or expenses reimbursed[1]	(0.12%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[1]	0.49%

[1]

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.49% of the average daily net assets of the Fund shares. This agreement is in effect for at least one year from the date of this prospectus, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to the advisor provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the advisor upon 60 days’ notice to The Chartwell Funds; or (iii) by an assignment of the investment advisory agreement. The advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by the Fund’s advisor as described above for the One Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$50	$183	$328	$751

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Chartwell Short Duration High Yield Fund was 63% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. High yield debt securities, also referred to as “junk” bonds, are securities rated below the Baa/BBB categories at the time of purchase or, if unrated, determined to be of comparable credit quality by the Fund’s advisor. Under normal market conditions, the Fund advisor expects to primarily invest in BB rated debt securities, the higher quality tier of the overall high yield market. The advisor considers a security to be BB-rated if, at the time of purchase, it was assigned a rating of Ba1, Ba2, Ba3 by Moody’s Investor Services, Inc., or BB+, BB, BB- by Standard & Poor’s or Fitch, Inc., or, if unrated, it was determined to be of comparable credit quality by the Fund’s advisor.

The types of debt securities in which the Fund primarily invests include, but will not be limited to, U.S. dollar denominated high yield corporate bonds and notes. The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U. S.

While the Fund may invest in securities of any maturity, the Fund will normally target an average portfolio effective duration, as estimated by the Fund’s advisor, of less than three years. Duration is a measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates. The longer a security’s duration, the more sensitive its price will be to changes in interest rates. For example, the approximate percentage decrease in the price of a security with a three-year duration would be 3% in response to a 1% increase in interest rates.

The Fund advisor normally expects to focus the Fund’s investments in the higher credit quality tier of the overall high yield bond market, which the Fund’s advisor believes may offer an opportunity for more attractive yield premiums, with a lower probability of credit erosion relative to the high yield bond market as a whole.

In pursuing the Fund’s investment objective, the Fund’s advisor seeks to identify securities of companies with stable cash flows and proven and established business models in an effort to manage the amount of credit, interest rate, liquidity and other risks, presented by these securities.

The advisor may purchase exchange-traded funds (“ETFs”) designed to track fixed income securities indices to manage the Fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. The ETFs in which the Fund invests may invest substantially all of their assets in high yield debt securities. Such ETFs are taken into account when determining how much of the Fund’s net assets have been invested in high yield securities.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objective.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, and longer-term and lower rated securities are more volatile than higher rated securities.

Interest Rate Risk. Generally fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the price of a security with a three-year duration would be expected to drop by approximately 3% in response to a 1% increase in interest rates. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in a Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Credit Risk. Junk bonds have a higher risk of default than other fixed income securities and are considered predominantly speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

High Yield (“Junk”) Bond Risk. High yield bonds are debt securities rated below investment grade (often called “junk bonds”). Junk bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the values of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Unsponsored ADRs and GDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance

The Fund acquired the assets and liabilities of the Chartwell Short Duration High Yield Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the bar chart and the performance table below reflect the performance of the Predecessor Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Fund and the Predecessor Fund by showing changes in the Fund and the Predecessor Fund’s performance from year to year and by showing how the average annual total returns of the Fund and the Predecessor Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Fund’s website, www.chartwellip.com, or by calling the Fund at 1-888-995-5505.

Calendar-Year Total Return (before taxes)
For calendar year at NAV

Highest Calendar Quarter Return at NAV	6.05%	Quarter Ended 6/30/2020
Lowest Calendar Quarter Return at NAV	(6.43)%	Quarter Ended 3/31/2020

Average Annual Total Returns (for periods ended December 31, 2020)	1 Year	5 Year	Since Inception (July 15, 2014)
Return Before Taxes	4.38%	4.58%	3.04%
Return After Taxes on Distributions*	2.91%	3.23%	1.70%
Return After Taxes on Distributions and Sale of Fund Shares*	2.56%	2.98%	1.76%
Bloomberg Barclays Intermediate US Government/Credit Index (reflects no deduction for fees, expenses or taxes)	6.43%	3.64%	3.13%
ICE BofA 1-3 Year BB US Cash Payout High Yield Index (reflects no deduction for fees, expenses or taxes)	5.44%	5.47%	4.40%

No one index is representative of the Fund’s portfolio.

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After–tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Chartwell Investment Partners, LLC (the “Advisor” or “Chartwell”)

Portfolio Managers

Andrew S. Toburen, CFA, John M. Hopkins, CFA, and Christine F. Williams, CFA, have been the portfolio managers for the Fund since its inception on July 15, 2014.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 36 of this Prospectus.

SUMMARY SECTION – Chartwell Small Cap Growth Fund

Investment Objective

The investment objective of the Chartwell Small Cap Growth Fund (the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%
Distribution (Rule 12b-1) Fee	None
Other expenses	0.88%
Total annual fund operating expenses[1]	1.73%
Fee waiver and/or expense reimbursements[1]	(0.68%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.05%

[1]

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.05% of the average daily net assets of the Fund. This agreement is in effect for at least one year from the date of this prospectus, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by the Fund’s advisor as described above for the One Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$107	$479	$875	$1,984

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 104% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Fund’s advisor considers small capitalization companies to be those with market capitalizations that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period (which was approximately $18.2 million and $13.3 billion as of December 31, 2020). The Russell 2000 Growth Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Small Cap Growth Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The Fund’s advisor uses a “growth” style of management and seeks to identify companies with above average potential for earnings growth.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U. S.

The Advisor may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met, the prices of growth securities typically fall.

Small-Cap Company Risk. The Fund will primarily invest in equity securities of small-cap companies. The securities of small-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Sector Focus Risk. From time to time, the Fund may invest a significant amount of its total assets in certain sectors of the economy, which may be subject to specific risks, like changes in governmental regulation and policy and changes in market sentiment. For example, as of October 31, 2019, 31.6% of the Fund’s assets were invested in stocks within the Health Care sector. Performance of companies in the Health Care sector may be affected by, among other things, government regulation, industry innovation, and extensive litigation based on product liability and similar claims.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect.

Performance

Performance results shown in the bar chart and the performance table below reflect the performance of the Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year by showing how the average annual total returns of the Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Fund’s website, www.chartwellip.com, or by calling the Fund at 1-888-995-5505.

Calendar-Year Total Return (before taxes)
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	27.67%	Quarter Ended 6/30/2020
Lowest Calendar Quarter Return at NAV	(22.31)%	Quarter Ended 12/31/2018

Average Annual Total Returns (for periods ended December 31, 2020)	1 Year	Since Inception (June 16, 2017)
Return Before Taxes	42.44%	19.04%
Return After Taxes on Distributions*	40.14%	18.45%
Return After Taxes on Distributions and Sale of Fund Shares*	26.47%	15.14%
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	34.63%	17.38%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Chartwell Investment Partners, LLC (the “Advisor” or “Chartwell”)

Portfolio Manager

Frank L. Sustersic, CFA, is the portfolio manager primarily responsible for the day-to-day management of the Fund and has managed the Fund since its inception in June 2017.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 36 of this Prospectus.

SUMMARY SECTION – Chartwell Small Cap Value Fund

Investment Objective

The investment objective of the Chartwell Small Cap Value Fund is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)	None
Wire fee	$20
Overnight check delivery fee	$25
Retirement account fees (annual maintenance fee)	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.90%
Distribution (Rule 12b-1) Fee	None
Other expenses	0.28%
Total annual fund operating expenses	1.18%
Fee waiver and/or expense reimbursements[1]	(0.13%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[1]	1.05%

[1]

The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.05% of average daily net assets of the Fund. This agreement is in effect for at least one year from the date of this prospectus, and it may be terminated prior to this time only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by The Chartwell Funds upon 60 days’ notice to the advisor provided such termination was directed or approved by a vote of a majority of the Trustees of The Chartwell Funds or by the vote of the holders of a majority of the voting securities of the Fund at the time outstanding or entitled to vote; (ii) by the advisor upon 60 days’ notice to The Chartwell Funds; or (iii) by an assignment of the investment advisory agreement. The Advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three years after the date of the waiver or payment, provided that no reimbursement will cause the Fund’s annual expense ratio to exceed the lesser of the (i) expense limitation amount in effect at the time such fees were waived or payments made, and (ii) the expense limitation amount in effect at the time of the reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example reflects adjustments made to the Fund’s operating expenses due to the fee waivers and/or expense reimbursements by the Fund’s advisor as described above for the One Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$107	$362	$636	$1,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Chartwell Small Cap Value Fund was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Fund’s advisor considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell 2000 Value Index during the most recent 12-month period (which was $11.8 million and $13.3 billion as of December 31, 2020). The Russell 2000 Value Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Small Cap Value Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range, at the time of initial purchase, but whose current market capitalization may be outside of that range.

The Fund generally invests in companies that its advisor believes to be undervalued. The advisor’s investment approach seeks to identify companies with favorable valuations, margin improvement, product innovations and visionary management teams. The Fund’s advisor employs a blend of value disciplines that the advisor believes will result in consistent performance.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U. S.

The Advisor may purchase exchange-traded funds (“ETFs”) designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets.

Principal Risks of Investing

Risk is inherent in all investing. A summary description of certain principal risks of investing in the Fund is set forth below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money. There can be no assurance that the Fund will achieve its investment objectives.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Equity Securities Risk. The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Small-Cap Company Risk. The Fund will primarily invest in equity securities of small-cap companies. The securities of small-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospects than large capitalization companies by changes in earning results, business prospects, investor expectations or poor economic or market conditions.

Foreign Investment Risk. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. In addition, changes in exchange rates and interest rates may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. Foreign securities include ADRs. Unsponsored ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities, and involve additional risks because U.S. reporting requirements do not apply. In addition, the issuing bank may deduct shareholder distribution, custody, foreign currency exchange, and other fees from the payment of dividends.

Sector Focus Risk. From time to time, the Fund may invest a significant amount of its total assets in certain sectors of the economy, which may be subject to specific risks, like changes in governmental regulation and policy and changes in market sentiment. For example, as of October 31, 2019, 24.3% of the Fund’s assets were invested in stocks within the Financial sector. Performance of companies in the Financial sector may be adversely impacted by many factors, including, among others: government regulations of, or related to, the sector; governmental monetary and fiscal policies; economic, business or political conditions; credit rating downgrades; changes in interest rates; price competition; and decreased liquidity in credit markets. This sector has experienced significant losses and a high degree of volatility in the past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Currency Risk. The values of investments in securities denominated in foreign currencies increase or decrease as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

REIT Risk. The Fund’s investment in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses.

ETF Risk. Investing in an ETF will provide the Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs.

Liquidity Risk. The Fund may not be able to sell some or all of the investments that it holds due to a lack of demand in the marketplace or other factors such as market turmoil, or if the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs it may only be able to sell those investments at a loss. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Illiquid assets may also be difficult to value.

Management and Strategy Risk. The value of your investment depends on the judgment of the Fund’s advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Fund’s advisor in selecting investments for the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Performance

The Fund acquired the assets and liabilities of the Chartwell Small Cap Value Fund (the “Predecessor Fund”), a series of Investment Managers Series Trust, on July 17, 2017. As a result of the reorganization, the Fund is the accounting successor of the Predecessor Fund. Performance results shown in the bar chart and the performance table below reflect the performance of the Predecessor Fund. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart and table below provide some indication of the risks of investing in the Fund and the Predecessor Fund by showing changes in the Fund and the Predecessor Fund’s performance from year to year by showing how the average annual total returns of the Fund and the Predecessor Fund compare with the average annual total returns of a broad-based market index. Updated performance information is available at the Fund’s website, www.chartwellip.com, or by calling the Fund at 1-888-995-5505.

Calendar-Year Total Return (before taxes)
For each calendar year at NAV

Highest Calendar Quarter Return at NAV	25.75%	Quarter Ended 12/31/2020
Lowest Calendar Quarter Return at NAV	(35.01)%	Quarter Ended 3/31/2020

Average Annual Total Returns (for periods ended December 31, 2020)	1 Year	5 Years	Since Inception (March 16, 2012)
Return Before Taxes	-5.59%	7.44%	8.12%
Return After Taxes on Distributions*	-5.87%	6.57%	7.42%
Return After Taxes on Distributions and Sale of Fund Shares*	-3.31%	5.78%	6.48%
Russell 2000 Value Index (reflects no deduction for fees, expenses or taxes)	4.63%	9.65%	9.27%

*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

Chartwell Investment Partners, LLC (the “Advisor” or “Chartwell”)

Portfolio Manager

The portfolio management team is comprised of David C. Dalrymple, CFA, and T. Ryan Harkins, CFA. They are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Dalrymple has served as Chartwell’s Managing Partner and Senior Portfolio Manager since its inception on March 16, 2012. Mr. Harkins has served as a member of the Fund’s portfolio management team since March 1, 2020.

For important information about purchase and sale of Fund shares, tax information and financial intermediary compensation, please turn to “Information Relevant to All Funds” on page 36 of this Prospectus.

INFORMATION RELEVANT TO ALL FUNDS

Purchase and Sale of Fund Shares

To purchase shares of a Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100

Fund shares are redeemable on any business day the New York Stock Exchange (the “NYSE”) is open for business by written request or by telephone.

Tax Information

Each Fund’s distributions are generally taxable, and will ordinarily be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Distributions from tax-advantaged arrangements may be taxed as ordinary income upon withdrawal from such arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

MORE ABOUT THE FUNDS’ INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Chartwell Income Fund

Investment Objective

The Fund’s investment objective is to provide investors with current income; seeking to preserve capital is a secondary consideration. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

The Fund may invest in corporate bonds, U.S. Treasury bills, bonds and notes, debt securities issued by U.S. Government agencies, preferred stocks, asset-back securities, mortgage-backed securities, municipal bonds and dividend-paying common stocks. Certain of the Fund’s investments in corporate bonds and preferred stocks may be convertible into common stocks. The Fund invests in securities that the Advisor believes are undervalued. The Fund may invest any percentage of its net assets in the foregoing securities as the Advisor deems appropriate, except that the Advisor will not purchase a common stock if it would cause the aggregate value of the common stocks that the Fund owns to exceed 30% of the Fund’s net assets. The Advisor is not required to sell any common stocks owned by the Fund if the value of the common stocks exceeds 30% of net assets due to appreciation of the common stocks or depreciation of the Fund’s other securities.

When selecting corporate bonds, the Advisor will consider the rating the bond has received from S&P, Moody’s or Fitch. The Advisor has the discretion to invest in bonds with any rating as long as the issuer is not in default in the payment of interest or principal. The Advisor may invest in fixed income securities of any maturity or credit rating including below investment grade securities. Investment grade securities are those rated in the Baa3 or higher categories by Moody’s, or in the BBB- or higher categories by S&P or Fitch or, if unrated by S&P, Moody’s or Fitch, determined by the Advisor to be of comparable credit quality. Below-investment grade securities, commonly referred to as “junk bonds” or “high yield securities,” are securities rated below investment grade by at least one of Moody’s, S&P or Fitch (or, if unrated, determined by the Advisor to be of comparable credit quality). The Advisor may also invest in unrated bonds and may purchase bonds in private transactions that qualify under Rule 144A of the Securities Act of 1933.

The Fund invests only in the corporate bonds of those issuers that, in the opinion of the Advisor, have sufficient net worth and operating cash flow to repay principal and make timely interest payments. A corporate bond is an interest-bearing debt security issued by a corporation. For fixed rate bonds, the issuer has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) on a specified date. An issuer may have the right to redeem (call) a bond before maturity. While a bond’s annual interest income established by the coupon rate may be fixed for the life of the bond, its yield (income as a percent of current price) will reflect current interest rate levels. The bond’s price rises and falls so that its yield remains reflective of current market conditions. The Advisor will select corporate bonds primarily on the basis of current yield and secondarily on the basis of anticipated long term return. The duration of bonds purchased by the Fund will usually vary from three to seven years. The Advisor has the discretion to vary the duration of the portfolio in order to seek to take advantage of prevailing trends in interest rates.

The Fund may invest in common stocks, subject to the 30% limit described above, and in preferred stocks when the Advisor deems it appropriate. The portfolio allocations to preferred and common stocks are determined by the Advisor based upon its evaluation of the bond market. The outlook for the economy generally is also a consideration. During periods of economic strength, greater emphasis may be placed on preferred and common stocks than on other investments. Preferred stocks are generally selected based on one of two criteria: (1) preferred stocks that the Advisor believes are offering an above average yield, in comparison to other preferred stocks of the same quality; and (2) preferred stocks that the Advisor believes offer the potential for capital appreciation due to the business prospects of the issuers. The Fund may also purchase preferred stocks in private transactions that qualify under Rule 144A of the Securities Act of 1933. Preferred stocks that have a cumulative feature do not have to be paying current dividends in order to be purchased.

Common stocks are generally selected based on one of three value-based criteria: (1) stocks selling substantially below their book values; (2) stocks judged by the Advisor to be selling at low valuations to their present earnings levels; and (3) stocks judged by the Advisor to have above average growth prospects and to be selling at small premiums to their book values or at modest valuations based on their present earnings levels. In addition, the Fund will only purchase common stocks that pay cash dividends. If a common stock stops paying dividends after its purchase by the Fund, the Fund would not be required to sell the stock.

The method of stock selection used by the Fund may result in the Fund selecting stocks that are currently out of favor with most other investors. The Fund may invest in the securities of lesser-known companies. The Advisor believes, however, that the risks involved with specific stocks selected for the Fund will be lessened by diversification of the Fund’s portfolio. In addition, the Fund invests only in common stocks listed on national securities exchanges or quoted on the over-the-counter market.

The Advisor may invest in exchange-traded funds (“ETFs”) designed to track equity and fixed income securities indices to manage the Fund’s cash holdings. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange. The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets.

REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Chartwell Mid Cap Value Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of mid-capitalization U.S. companies. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The Fund’s advisor considers mid-capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell Midcap Value Index during the most recent 12-month period (which was approximately $317 million and $47.3 billion as of December 31, 2020). The Russell Midcap Value Index is reconstituted annually. Because Mid-capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Mid Cap Value Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U. S.

The Advisor may purchase ETFs designed to track U.S. mid-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

The Advisor’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.

●

Quantitative analysis: This process includes screening for inexpensive stocks using multiple valuation measures, and identifying companies with valuations at the lower end of their historical valuation ranges and that offer attractive risk/reward characteristics.

●

Fundamental analysis: The Advisor conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process also focuses on understanding the cause of a company’s undervaluation and the company’s ability to realize its valuation potential.

●

Portfolio management: The Advisor constructs the Fund’s final portfolio using a bottom-up approach to stock selection. The Advisor weighs a number of factors including fundamentals, timing of catalysts, and growth prospects when determining portfolio holdings.

The Advisor may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs: (1) a stock price is at the high end of the company’s historical range; (2) erosion of a company’s fundamentals; (3) a more compelling alternative investment is identified; or (4) the Fund requires cash to meet redemption requests.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

When managing the Fund’s portfolio, the Advisor uses two basic guidelines: (1) the investment in any single issuer (at the time of purchase) will comprise less than 5% of the total value of the assets in the portfolio; and (2) the investment in any one sector (at the time of purchase) will not exceed the greater of: (i) 150% of the benchmark sector weight, or (ii) 5% of the total value of the assets in the portfolio. Under normal market conditions, the Advisor intends to follow these investment guidelines.

Chartwell Short Duration High Yield Fund

Investment Objective

The Fund’s investment objective is to seek income and long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield debt securities. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice.

The Advisor’s investment process seeks to integrate quantitative analysis, fundamental analysis and portfolio management.

●

Quantitative analysis: This process includes screening of issuers by quality, maturity and financial criteria. Financial criteria include: earnings before interest, taxes, depreciation, and amortization (“EBITDA”), coverage of interest expense and capital expenditures (“CAPEX”), total leverage, projected liquidity, and asset coverage of total debt, among other measures.

●

Fundamental analysis: This research process focuses on evaluating three types of fundamental risks with respect to each issuer: Business Risk (e.g., relative market share, cost structure, management strength and reputation, operating history), Financial Risk (e.g., cash flow stability, capital intensity, or the magnitude of maintenance capital expenditures relative to cash flow, credit ratios such as EBITDA/Interest, Debt/EBITDA, and Free Cash Flow/Debt, among others) and Covenant Risk (e.g., form and sufficiency of security if secured, limits on debt, limits on restricted payments such as distributions to shareholders or affiliates, and change of control protection via a contractual put in the event of a change of ownership, among others).

●

Portfolio management: The Advisor constructs the Fund’s final portfolio using a bottom-up approach to determine whether the bonds analyzed offer relative value in the context of its industry peers and the overall high yield bond market. The Advisor weighs a number of economic considerations (e.g., GDP growth, unemployment rate, housing starts, vehicle sales, among others) to estimate a position within the economic business cycle, as well as interest rate analysis when determining portfolio holdings.

The Advisor may sell all or a portion of a position of the Fund’s portfolio holding when, in its opinion, one or more of the following occurs, among other reasons: (1) deteriorating credit quality; (2) erosion of a company’s fundamentals; (3) 10% relative underperformance from purchase date; (4) a more attractive alternative investment opportunity is identified; or (5) the Fund requires cash to meet redemption requests.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Chartwell Small Cap Growth Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The Fund’s advisor considers small capitalization companies to be those with market capitalizations that, at the time of initial purchase, have a market capitalization generally within the range of the Russell 2000 Growth Index during the most recent 12-month period (which was approximately $18.2 million and $13.3 billion as of December 31, 2020). The Russell 2000 Growth Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Small Cap Growth Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range The Fund may continue to hold securities of companies whose market capitalization was within such range at the time of purchase but whose current market capitalization may be outside of that range.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U. S.

The Advisor may purchase ETFs designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The portfolio managers initiate investment ideas opportunistically, when securities are attractively valued, yet concentrate holdings in companies best positioned for rapid growth.

The Fund may also invest in real estate investment trusts (“REITs”). REITs are companies that own, and typically operate, income-producing real estate or real estate-related assets. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

The Advisor’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.

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Quantitative analysis: This process includes screening for inexpensive stocks using multiple parameters, and identifying companies priced with secular, sustainable growth, a sound economic foundation and proven management expertise and that offer attractive risk/reward characteristics.

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Fundamental analysis: The Advisor conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process focuses on understanding the company’s business model, and the inherent strengths and potential weaknesses of a company’s business model. The research involves understanding the visibility and durability of a company’s growth opportunity, while identifying catalysts that could lead to an acceleration of a company’s growth profile.

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Portfolio management: The Advisor constructs the Fund’s final portfolio using a bottom-up approach to stock selection. The Advisor then considers the individual sector weightings within the portfolio, as well as the comparable sector weighting within the benchmark. The final portfolio will be diversified, investing in companies across each industrial sector. A number of factors including fundamentals, timing of catalysts, and growth prospects are considered when determining portfolio weightings.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest some or all of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Chartwell Small Cap Value Fund

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation. There is no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental, and may be changed by the Board of Trustees without shareholder approval, upon at least 60 days’ prior written notice to shareholders. The Fund’s other investment strategies and policies may be changed from time to time without shareholder approval, unless specifically stated otherwise in this Prospectus or the SAI.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (including amounts borrowed for investment purposes) in common stocks of small capitalization U.S. companies. The Fund will not change this investment policy unless it gives shareholders at least 60 days’ advance written notice. The Fund’s advisor considers small capitalization companies to be those companies that, at the time of initial purchase, have a market capitalization within the range of the Russell 2000 Value Index during the most recent 12-month period (which was $11.8 million and $13.3 billion as of December 31, 2020). The Russell 2000 Value Index is reconstituted annually. Because small capitalization companies are defined by reference to an index, the range of market capitalization of companies of which the Chartwell Small Cap Value Fund invests may vary with market conditions. The Fund may continue to hold securities of companies whose market capitalization was within such range, at the time of initial purchase, but whose current market capitalization may be outside of that range.

The Fund may invest up to 20% of its assets in U.S. dollar denominated securities of issuers based outside of the U. S.

The Advisor may purchase ETFs designed to track U.S. small-cap indices to manage the Fund’s cash holdings and gain exposure to the types of securities in which the Fund primarily invests. ETFs are investment companies that invest in portfolios of securities designed to track particular market segments or indices, the shares of which are bought and sold on a securities exchange.

The Advisor’s investment process integrates the efforts of quantitative analysis, fundamental analysis and portfolio management.

●

Quantitative analysis: This process includes screening for inexpensive stocks using multiple valuation measures, and identifying companies with valuations at the lower end of their historical valuation ranges and that offer attractive risk/reward characteristics.

●

Fundamental analysis: The Advisor conducts comprehensive business reviews to develop a sound understanding of a company’s business. The research process also focuses on understanding the cause of a company’s undervaluation and the company’s ability to realize its valuation potential.

●

Portfolio management: The Advisor constructs the Fund’s final portfolio using a bottom-up approach to stock selection. The Advisor weighs a number of factors including fundamentals, timing of catalysts, and growth prospects when determining portfolio holdings.

The Advisor may sell all or a portion of a Fund portfolio holding when, in its opinion, one or more of the following occurs: (1) a stock price is at the high end of the company’s historical range; (2) erosion of a company’s fundamentals; (3) a more compelling alternative investment is identified; or (4) the Fund requires cash to meet redemption requests.

When the Advisor believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective, the Fund may invest up to 100% of its assets in cash or cash equivalents, including but not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, repurchase agreements, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations. When the Fund takes a temporary defensive position, it may not achieve its investment objective.

Principal Risks of Investing in the Funds

An investment in a Fund is subject to one or more of the principal risks identified in the following table. The identified principal risks are discussed in more detail in the disclosure that immediately follows the table. Before you decide whether to invest in a Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause you to lose money.

	Chartwell Income Fund	Chartwell Mid Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund	Chartwell Small Cap Value Fund
Convertible Securities Risk	X
Credit Risk	X		X
Currency Risk		X		X	X
Equity Securities Risk	X	X		X	X
ETF Risk	X	X	X	X	X
Fixed Income Securities Risk	X		X
Foreign Investment Risk		X	X	X	X
Growth-Oriented Investment Strategies Risk				X
High Yield (“Junk”) Bond Risk	X		X

	Chartwell Income Fund	Chartwell Mid Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund	Chartwell Small Cap Value Fund
Interest Rate Risk	X		X
Large Cap Company Risk	X
Liquidity Risk	X	X	X	X	X
Management and Strategy Risk	X	X	X	X	X
Market Risk	X	X	X	X	X
Mid-Cap Company Risk		X
Mortgage-Backed and Other Asset-Backed Risk	X
Municipal Securities Risk	X
Preferred Stock Risk	X
REIT Risk	X	X			X
Restricted Securities Risk	X
Sector Focus Risk				X	X
Small-Cap Company Risk				X	X
U.S. Government Obligations Risk	X
Value-Oriented Investment Strategies Risk	X	X			X

Convertible Securities Risk. Convertible securities are securities that are convertible into or exchangeable for common or preferred stock. The values of convertible securities may be affected by changes in interest rates, the creditworthiness of their issuer, and the ability of the issuer to repay principal and to make interest payments. A convertible security tends to perform more like a stock when the underlying stock price is high and more like a debt security when the underlying stock price is low. A convertible security is not as sensitive to interest rate changes as a similar non-convertible debt security and generally has less potential for gain or loss than the underlying stock.

Credit Risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay amounts due when required by the terms of the security, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of the Fund’s investment could decline. If the Fund enters into financial contracts (such as certain derivatives, repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparties. With respect to the Chartwell Income Fund’s investments in municipal bonds, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, a Fund may incur expenses in an effort to protect the Fund’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests.

Currency Risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. Dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile and are affected by factors such as general economic conditions, the actions of the United States and foreign governments or central banks, the imposition of currency controls, and speculation.

Equity Securities Risk. The value of equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The price of common stock of an issuer in the Fund’s portfolio may decline if the issuer fails to make anticipated dividend payments because, among other reasons, the financial condition of the issuer declines. Common stock is subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure in terms of priority with respect to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

ETF Risk. Investing in an ETF will provide a Fund with exposure to the securities comprising the index on which the ETF is based and will expose the Fund to risks similar to those of investing directly in those securities. Shares of ETFs typically trade on securities exchanges and may at times trade at a premium or discount to their net asset values. In addition, an ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons, including transaction costs incurred by the ETF, the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weighting of securities or the number of securities held. Investing in ETFs, which are investment companies, involves duplication of advisory fees and certain other expenses.

Fixed Income Securities Risk. The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to changes in an issuer’s credit rating or market perceptions about the creditworthiness of an issuer. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to changes in interest rates. (Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security.) Recent and potential future changes in monetary policy made by central banks and/or governments are likely to affect the level of interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value of the security as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations may be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Foreign Investment Risk. Investments in foreign securities are affected by risk factors generally not thought to be present in the United States. The prices of foreign securities may be more volatile than the prices of securities of U.S. issuers because of economic and social conditions abroad, political developments, and changes in the regulatory environments of foreign countries. Special risks associated with investments in foreign markets include less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, less government supervision of exchanges, brokers and issuers, greater risks associated with counterparties and settlement, and difficulty in enforcing contractual obligations. In addition, changes in exchange rates and interest rates, and imposition of foreign taxes, may adversely affect the value of the Fund’s foreign investments. Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms. The Fund’s investments in depository receipts (including ADRs) are subject to these risks, even if denominated in U.S. Dollars, because changes in currency and exchange rates affect the values of the issuers of depository receipts. In addition, the underlying issuers of certain depository receipts, particularly unsponsored or unregistered depository receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Growth-Oriented Investment Strategies Risk. Growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings. Growth securities typically are very sensitive to market movements because their market prices frequently reflect projections of future earnings or revenues, and when it appears that those expectations will not be met the prices of growth securities typically fall. Prices of these companies’ securities may be more volatile than those of other securities, particularly over the short term.

High Yield (“Junk”) Bond Risk. High yield bonds (often called “junk bonds”) are speculative, involve greater risks of default or downgrade and are more volatile and tend to be less liquid than investment-grade securities. High yield bonds involve a greater risk of price declines than investment-grade securities due to actual or perceived changes in an issuer’s creditworthiness. Companies issuing high yield fixed-income securities are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings. These factors could affect such companies’ abilities to make interest and principal payments and ultimately could cause such companies to stop making interest and/or principal payments. In such cases, payments on the securities may never resume, which would result in the securities owned by the Fund becoming worthless. The market prices of junk bonds are generally less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic or political changes or individual developments specific to the issuer.

Interest Rate Risk. Prices of fixed income securities tend to move inversely with changes in interest rates. Generally, fixed income securities decrease in value if interest rates rise and increase in value if interest rates fall, with longer-term securities being more sensitive than shorter-term securities. For example, the approximate percentage change in the price of a security with a seven-year duration would be expected to drop by approximately 7% in response to a 1% increase in interest rates. Duration is a weighted measure of the length of time required to receive the present value of future payments, both interest and principal, from a fixed income security. Generally, the longer the maturity and duration of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund’s income. Changes in governmental policy, rising inflation rates, and general economic developments, among other factors, could cause interest rates to increase and could have a substantial and immediate effect on the values of the Fund’s investments. These risks are greater during periods of rising inflation. In addition, a potential rise in interest rates may result in periods of volatility and increased redemptions that might require the Fund to liquidate portfolio securities at disadvantageous prices and times.

Large-Cap Company Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion. In addition, large-capitalization companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may be more prone to global economic risks.

Liquidity Risk. Due to a lack of demand in the marketplace or other factors, such as market turmoil, the Fund may not be able to sell some or all of the investments that it holds. If the Fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, it may only be able to sell those investments at a loss. Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading. In addition, when the market for certain investments is illiquid, the Fund may be unable to achieve its desired level of exposure to a certain sector. In addition, the reduction in dealer market-making capacity in the fixed income markets that has occurred in recent years has the potential to decrease the liquidity of the Fund’s investments. Liquid investments may become illiquid or less liquid after purchase by the Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets.

Management and Strategy Risk. The value of your investment depends on the judgment of the Advisor about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, which may prove to be incorrect. Investment strategies employed by the Advisor in selecting investments for a Fund may not result in an increase in the value of your investment or in overall performance equal to other investments.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a security or instrument. For example, the financial crisis that began in 2007 caused a significant decline in the value and liquidity of many securities; in particular, the values of some sovereign debt and of securities of issuers that invest in sovereign debt and related investments fell, credit became more scarce worldwide and there was significant uncertainty in the markets. More recently, the COVID-19 pandemic has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The duration and future impact of COVID-19 are currently unknown, which may exacerbate the other risks that apply to the Fund and could negatively affect Fund performance and the value of your investment in the Fund. In response to the crises, the United States and other governments have taken steps to support financial markets. The withdrawal of this support or failure of efforts in response to the crisis could negatively affect financial markets generally as well as the value and liquidity of certain securities. Such environments could make identifying investment risks and opportunities especially difficult for the Advisor. In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Mid-Cap Company Risk. Investing in mid-capitalization companies generally involves greater risks than investing in large-capitalization companies. Mid-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general.

Mortgage-Backed and Other Asset-Backed Risk. Mortgage-related and other asset-backed securities are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-backed securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if the Fund holds mortgage-backed securities, it may exhibit additional volatility. This is known as “extension risk.” In addition, adjustable and fixed rate mortgage-backed securities are subject to “prepayment risk.” When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a fund because the Fund may have to reinvest that money at lower prevailing interest rates. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

The Fund may invest in mortgage-backed securities issued by the U.S. Government or by non-governmental issuers. To the extent that the Fund invests in mortgage-backed securities offered by non-governmental issuers, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers, the Fund may be subject to additional risks. Timely payment of interest and principal of non-governmental issuers are supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance purchased by the issuer. There can be no assurance that the private insurers can meet their obligations under the policies.

An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to the Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

Municipal Securities Risk. Prices of municipal securities rise and fall in response to interest rate changes and local political and economic factors may adversely affect the value and liquidity of these securities. In addition, a Fund’s investments in municipal securities are subject to the risks associated with a lack of liquidity in the municipal bond market. The value of municipal securities also may be affected more by supply and demand factors or the creditworthiness of the issuer than by market interest rates. Repayment of municipal securities depends on the ability of the issuer or project backing such securities to generate taxes or revenues. Any failure of municipal securities invested in by a Fund to meet certain applicable legal requirements, or any proposed or actual changes in federal or state tax law, could cause Fund distributions attributable to interest on such securities to be taxable.

Preferred Stock Risk. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Preferred stocks may pay fixed or adjustable rates of return. The market value of preferred stock is subject to issuer-specific and market risks applicable generally to equity securities and is sensitive to changes in the issuer’s creditworthiness, the ability of the issuer to make payments on the preferred stock and changes in interest rates, typically declining in value if interest rates rise. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. Therefore, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

REIT Risk. The Fund’s investments in REITs will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Investment in REITs is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Code. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Restricted Securities Risk. The Fund may invest in Rule 144A securities, which are restricted securities that may not be readily marketable in broad public markets. The Fund may not be able to sell the restricted security when the Advisor considers it desirable to do so and/or may have to sell a security at a lower price. While there is a substantial institutional market for Rule 144A securities, it is not possible to predict exactly how the market for Rule 144A securities will develop. A restricted security which when purchased was liquid may subsequently become illiquid. In addition, transaction costs may be higher for Rule 144A securities than for more liquid securities. While there is a substantial institutional market for Rule 144A securities, it is impossible to predict exactly how the market for Rule 144A securities will develop.

Sector Focus Risk. From time to time, the Fund may invest a significant amount of its total assets in certain sectors of the economy, which may be subject to specific risks, like changes in governmental regulation and policy and changes in market sentiment. For example, as of October 31, 2019, 31.6% of the Chartwell Small Cap Growth Fund’s assets were invested in stocks within the health care sector. Performance of companies in the Health Care sector may be affected by, among other things, government regulation, industry innovation, and extensive litigation based on product liability and similar claims.

Small-Cap Company Risk. Investing in small-capitalization companies generally involves greater risks than investing in large-capitalization companies. Small-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. Many small capitalization companies may be in the early stages of development. Since equity securities of smaller companies may lack sufficient market liquidity and may not be regularly traded, it may be difficult or impossible to sell securities at an advantageous time or a desirable price.

U.S. Government Obligations Risk. Some U.S. Government securities are backed by the full faith and credit of the U.S. Government and are guaranteed as to both principal and interest by the U.S. Treasury. Other U.S. Government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. Government. No assurance can be given that the U.S. Government would provide financial support to such agencies if needed. U.S. Government securities may be subject to varying degrees of credit risk and all U.S. Government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. Government have less credit risk.

Value-Oriented Investment Strategies Risk. Value stocks are those that are believed to be undervalued in comparison to their peers due to adverse business developments or other factors. Value investing is subject to the risk that the market will not recognize a security’s inherent value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. In addition, during some periods (which may be extensive) value stocks generally may be out of favor in the markets. Therefore, the Fund is most suitable for long-term investors who are willing to hold their shares for extended periods of time through market fluctuations and the accompanying changes in share prices.

Portfolio Holdings Information

A description of the Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities are available in the Funds’ Statement of Additional Information (“SAI”). Disclosure of the Funds’ holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Fund’s Annual Report and Semi-Annual Report to Fund shareholders and as an exhibit to their reports filed with the SEC on Form N-PORT.

MANAGEMENT OF THE FUNDS

Investment Advisor

Chartwell Investment Partners, LLC, a Pennsylvania limited liability company founded in 1997 which maintains its principal offices at 1205 Westlakes Drive, Suite 100, Berwyn, PA 19312, acts as the investment advisor to the Funds pursuant to an investment advisory agreement (the “Advisory Agreement”) with the Trust. The Advisor is registered with the SEC and provides investment advice to open-end and closed-end funds, and institutional and high net worth clients. The Advisor has approximately $10.3 billion in assets under management as of December 31, 2020.

The Advisor is a wholly-owned subsidiary of TriState Capital Holdings, Inc. (“TriState”), a registered bank holding company based in Pittsburgh, Pennsylvania. TriState is subject to the Bank Holding Company Act of 1956, as amended, and related regulations that impact the ability of banking entities to transact certain types of business and engage in certain transactions.

For the fiscal year ended October 31, 2020, the Adviser received advisory fees (after any fee waivers or expense reimbursements) as a percentage of each Fund’s average daily net assets at the following annual rates:

Chartwell Income Fund	0.47%
Chartwell Mid Cap Value Fund	0.18%
Chartwell Short Duration High Yield Fund	0.28%
Chartwell Small Cap Growth Fund	0.17%
Chartwell Small Cap Value Fund	0.78%

A discussion regarding the basis for the Board’s approval of the Advisory Agreement with respect to each Fund will be available in the Fund’s initial annual or semiannual report to shareholders.

Portfolio Managers

Chartwell Income Fund

David C. Dalrymple, CFA, T. Ryan Harkins, CFA, Andrew S. Toburen, CFA and Thomas R. Coughlin, CFA, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA and Christine F. Williams, CFA are jointly and primarily responsible for the day-to-day management of the Chartwell Income Fund.

David C. Dalrymple, CFA, has 35 years of investment experience. Mr. Dalrymple has been with Chartwell since its inception in 1997. He has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. During the past nineteen years, Mr. Dalrymple has been the lead portfolio manager of the firm’s Small Cap Value strategy serving institutional, high net worth, and mutual fund sub-advisory clients. Mr. Dalrymple is part of a dedicated investment team of four investment professionals. From 1991 to 1997, Mr. Dalrymple served as Portfolio Manager at Delaware Investment Advisers, managing a small cap value mutual fund, the Value Fund, and assisting in managing mutual funds and institutional assets in small and mid-cap styles. Prior to joining Delaware Investment Advisers, Mr. Dalrymple was an assistant portfolio manager at Lord Abbett & Co. managing mid-cap value and small-cap growth products. Mr. Dalrymple holds a Bachelor of Science degree in Business Management from Clarkson University and an MBA from Cornell University’s Johnson School and is a Chartered Financial Analyst.

T. Ryan Harkins, CFA, has 23 years of investment experience. Mr. Harkins is a Senior Portfolio Manager and has been with Chartwell since 2007. Prior to joining Chartwell, Mr. Harkins was a Portfolio Manager and Research Analyst at Credit Suisse Asset Management where he co-managed the firm’s small cap value strategy. From 1997 to 2000, he was an Investment Banker at Morgan Keegan & Company where he specialized in private placements for small public and private companies. Mr. Harkins holds a Bachelor’s degree from Duke University, an MBA from University of Pennsylvania’s Wharton School and is a Chartered Financial Analyst.

Andrew S. Toburen, CFA, has 27 years of investment experience. Mr. Toburen is a Senior Portfolio Manager and has been with Chartwell since 1999. He is responsible for overseeing all of the high yield fixed income assets at Chartwell. From 1994 to 1997, Mr. Toburen was part of a team managing over $3 billion in high yield corporate bond assets at Nomura Corporate Research and Asset Management, Inc. Mr. Toburen holds a Bachelor’s degree in Economics from Yale University and an MBA from Cornell University’s Johnson School of Management and is a Chartered Financial Analyst. Mr. Toburen is a member of the CFA Institute and the CFA Society of Philadelphia.

Thomas R. Coughlin, CFA, CMT, has 16 years of investment experience. Mr. Coughlin is an Analyst and has been with Chartwell since 2008. Prior to joining Chartwell, Tom was employed at Janney Montgomery Scott, LLC. He held multiple analyst positions at Janney Montgomery Scott, LLC. Mr. Coughlin holds a Bachelor’s degree from Swarthmore College and is a Chartered Financial Analyst and a Chartered Market Technician.

Jeffrey D. Bilsky, has 16 years of investment experience. Mr. Bilsky is a Senior Portfolio Analyst and has been with Chartwell since 2015. Prior to joining Chartwell, Mr. Bilsky was employed at Cruiser Capital, a long-short hedge fund, where he served as a Portfolio Analyst. From 2008 to 2011, he was a Vice President in Institutional Sales and Trading at Hudson Securities. Prior to Hudson Securities, he spent two years at Banc of America Securities as an Analyst in Institutional Sales and Trading. Mr. Bilsky holds a Bachelor’s degree from University of Pennsylvania and an MBA from University of Pennsylvania’s Wharton School.

John M. Hopkins, CFA, has 30 years of investment experience. Mr. Hopkins is a Portfolio Manager and Senior Analyst and has been with Chartwell since 2007. From May of 2004 to 2007, Mr. Hopkins worked for Collateral Processing Group, LLC where he was a Founder and Managing Principal. From 1999 to 2003 he worked for Sunrock Capital Corporation where he was Chief Financial Officer. From 1997 to 1999, he worked for Chase Securities, Inc. where he was a Senior High Yield Analyst. Mr. Hopkins holds a Bachelor’s degree in both Finance and Economics, and a Minor in Spanish, from Pennsylvania State University and is a Chartered Financial Analyst. Mr. Hopkins is a member of the CFA Institute and the CFA Society of Philadelphia.

Christine F. Williams, CFA, has 33 years of investment experience. Ms. Williams is a Managing Partner and Senior Portfolio Manager and has been with Chartwell since its inception in 1997. She is responsible for overseeing all of the high grade fixed income assets at Chartwell. From 1990 to 1997, Ms. Williams was an Assistant Vice President in Fixed Income at Meridian Investment Company where she was part of the fixed income team managing close to $2 billion in assets. In addition to her tax exempt responsibilities, she managed the Pennsylvania Municipal Mutual Fund and the General Market Personal Trust Municipal Fund. She began her career at Merrill Lynch. Ms. Williams holds a Bachelor’s degree in Economics from the University of Delaware and a Master’s Degree in Finance from St. Joseph’s University. Ms. Williams is a member of the CFA Institute and the CFA Society of Philadelphia.

Chartwell Short Duration High Yield Fund

Andrew S. Toburen, CFA, John M. Hopkins, CFA, and Christine F. Williams, CFA, are jointly and primarily responsible for the day-to-day management of the Chartwell Short Duration High Yield Fund’s portfolio.

Andrew S. Toburen, CFA, has 27 years of investment experience. Mr. Toburen is a Senior Portfolio Manager and has been with Chartwell since 1999. He is responsible for overseeing all of the high yield fixed income assets at Chartwell. From 1994 to 1997, Mr. Toburen was part of a team managing over $3 billion in high yield corporate bond assets at Nomura Corporate Research and Asset Management, Inc. Mr. Toburen holds a Bachelor’s degree in Economics from Yale University and an MBA from Cornell University’s Johnson School of Management and is a Chartered Financial Analyst. Mr. Toburen is a member of the CFA Institute and the CFA Society of Philadelphia.

John M. Hopkins, CFA, has 30 years of investment experience. Mr. Hopkins is a Portfolio Manager and Senior Analyst and has been with Chartwell since 2007. From May of 2004 to 2007, Mr. Hopkins worked for Collateral Processing Group,

LLC where he was a Founder and Managing Principal. From 1999 to 2003 he worked for Sunrock Capital Corporation where he was Chief Financial Officer. From 1997 to 1999, he worked for Chase Securities, Inc. where he was a Senior High Yield Analyst. Mr. Hopkins holds a Bachelor’s degree in both Finance and Economics, and a Minor in Spanish, from Pennsylvania State University and is a Chartered Financial Analyst. Mr. Hopkins is a member of the CFA Institute and the CFA Society of Philadelphia.

Christine F. Williams, CFA, has 33 years of investment experience. Ms. Williams is a Managing Partner and Senior Portfolio Manager and has been with Chartwell since its inception in 1997. She is responsible for overseeing all of the high grade fixed income assets at Chartwell. From 1990 to 1997, Ms. Williams was an Assistant Vice President in Fixed Income at Meridian Investment Company where she was part of the fixed income team managing close to $2 billion in assets. In addition to her tax exempt responsibilities, she managed the Pennsylvania Municipal Mutual Fund and the General Market Personal Trust Municipal Fund. She began her career at Merrill Lynch. Ms. Williams holds a Bachelor’s degree in Economics from the University of Delaware and a Master’s Degree in Finance from St. Joseph’s University. Ms. Williams is a member of the CFA Institute and the CFA Society of Philadelphia.

Chartwell Mid Cap Value Fund and Chartwell Small Cap Value Fund

David C. Dalrymple, CFA, and T. Ryan Harkins, CFA, are jointly and primarily responsible for the day-to-day management of the Chartwell Mid Cap Value Fund’s and the Chartwell Small Cap Value Fund’s portfolios.

David C. Dalrymple, CFA, has 35 years of investment experience. Mr. Dalrymple has been with Chartwell since its inception in 1997. He has served as Chartwell’s Managing Partner and Senior Portfolio Manager since 1997. During the past nineteen years, Mr. Dalrymple has been the lead portfolio manager of the firm’s Small Cap Value strategy serving institutional, high net worth, and mutual fund sub-advisory clients. Mr. Dalrymple is part of a dedicated investment team of four investment professionals. From 1991 to 1997, Mr. Dalrymple served as Portfolio Manager at Delaware Investment Advisers, managing a small cap value mutual fund, the Value Fund, and assisting in managing mutual funds and institutional assets in small and mid-cap styles. Prior to joining Delaware Investment Advisers, Mr. Dalrymple was an assistant portfolio manager at Lord Abbett & Co. managing mid-cap value and small-cap growth products. Mr. Dalrymple holds a Bachelor of Science degree in Business Management from Clarkson University and an MBA from Cornell University’s Johnson School and is a Chartered Financial Analyst.

T. Ryan Harkins, CFA, has 23 years of investment experience. Mr. Harkins is a Senior Portfolio Manager and has been with Chartwell since 2007. Prior to joining Chartwell, Mr. Harkins was a Portfolio Manager and Research Analyst at Credit Suisse Asset Management where he co-managed the firm’s small cap value strategy. From 1997 to 2000, he was an Investment Banker at Morgan Keegan & Company where he specialized in private placements for small public and private companies. Mr. Harkins holds a Bachelor’s degree from Duke University, an MBA from University of Pennsylvania’s Wharton School and is a Chartered Financial Analyst.

Chartwell Small Cap Growth Fund

Frank L. Sustersic, CFA, is primarily responsible for the day-to-day management of the Fund’s portfolio.

Frank L. Sustersic, CFA, has 32 years of investment experience. Mr. Sustersic earned a Bachelor of Science degree in Economics from The University of Pennsylvania and holds a Chartered Financial Analyst designation. From 2014 to February 2016, Mr. Sustersic worked as a Portfolio Manager at Lazard Asset Management. Prior to that, he worked as a Portfolio Manager at Turner Investments from 1994 to March 2014. In addition, Mr. Sustersic worked as a Portfolio Manager at First Fidelity Bank Corporation from 1989 to April 1994. Mr. Sustersic is a member of the CFA Institute and the CFA Society of Philadelphia.

The SAI provides additional information about the portfolio managers’ method of compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund securities.

Chartwell Small Cap Value Fund

Prior Performance for Similar Accounts Managed by the Advisor

The following table sets forth performance data relating to the historical performance of private accounts managed by the Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Chartwell Small Cap Value Fund. The Chartwell Small Cap Value composite was created in January 1999 and includes all fee paying, discretionary accounts with comparable investment objectives and a market value in excess of $250,000. Non-fee paying accounts are excluded from the composite. The performance returns were not materially affected by the exclusion of the $250,000 or less fee paying accounts and the non-fee paying accounts. Trade date accounting is utilized and cash equivalents are included in performance returns. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns
For the Periods Ended December 31, 2020

	One Year	Five Years	Ten Years
Chartwell Small Cap Value Composite
Net Returns, after all fees, expenses and sales loads (excluding custodial fees)*	-5.44%	7.81%	8.31%
Gross Returns	-4.54%	8.71%	9.21%
Russell 2000 Value Index	4.63%	9.65%	8.66%

*

The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

The Advisor has prepared and presented this information in compliance with the Global Investment Performance Standards (GIPS) which differs from the SEC method of calculating performance. The GIPS standards are a set of standardized, industry-wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Chartwell Short Duration High Yield Fund

Prior Performance for Similar Accounts Managed by the Advisor

The following table sets forth performance data relating to the historical performance of all private accounts managed by the Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar (“Private Accounts”) to those of the Chartwell Short Duration High Yield Fund. The Advisor will manage the Fund in substantially the same manner as it has managed the accounts comprising the Chartwell Short BB High Yield strategy composite. The Chartwell Short Duration BB High Yield composite was created in September 2007 and includes all fee paying, discretionary accounts with comparable investment objectives and a market value in excess of $250,000. Non-fee paying accounts are excluded from the composite. The performance returns were not materially affected by the exclusion of the $250,000 or less fee paying accounts and the non-fee paying accounts. The data is provided to illustrate the past performance of the Sub-Advisor in managing these Private Accounts as measured against the ICE BofA 1-3 Year BB US Cash Payout High Yield Index (“Index”) and does not represent the performance of the Fund. These Private Accounts are not managed in the same manner as the Index, which is provided for illustrative purposes only. You should not consider this performance data as an indication of future performance of the Fund.

The Private Accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the 1940 Act or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these Private Accounts could have been adversely affected if the Private Accounts had been managed as investment companies under the federal securities laws.

The Chartwell Short BB High Yield strategy composite performance is calculated differently than the method used for calculating Fund performance pursuant to SEC guidelines. Investment results are time-weighted performance calculations representing total return. Composite returns are calculated on a monthly basis and are then annualized for the particular period, as appropriate. The composite is valued at least monthly, taking into account cash flows. The composite is asset weighted by beginning-of-period asset values. All realized and unrealized capital gains and losses, as well as all dividends and interest from investments and cash balances, are included.

Chartwell Short BB High Yield Strategy Composite
Average Annual Total Returns
For the Periods Ended December 31, 2020

	One Year	Five Years	Ten Years
Chartwell Short BB High Yield Strategy Composite
Net Returns, after all fees, expenses and sales loads (excluding custodial fees)*	4.43%	4.51%	4.22%
Gross Returns	4.93%	5.01%	4.72%
ICE BofA 1-3 Year BB US Cash Payout High Yield Index	5.44%	5.47%	5.04%

*

The returns are net of all fees and expenses for the composite accounts. The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

The ICE BofA 1-3 Year BB US Cash Payout High Yield Index is a subset of ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 3 years and rated BB1 through BB3, inclusive. Inception date: August 4, 1988.

The Advisor has prepared and presented this information in compliance with the Global Investment Performance Standards (GIPS) which differs from the SEC method of calculating performance. The GIPS standards are a set of standardized, industry-wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Chartwell Mid Cap Value Fund

Prior Performance for Similar Accounts Managed by the Advisor

The following table sets forth performance data relating to the historical performance of private accounts managed by the Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Chartwell Mid Cap Value composite was created in January 2004 and includes all fee paying, discretionary accounts with comparable investment objectives and a market value in excess of $250,000. Non-fee paying accounts are excluded from the composite. The performance returns were not materially affected by the exclusion of the $250,000 or less fee paying accounts and the non-fee paying accounts. Trade date accounting is utilized and cash equivalents are included in performance returns. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns
For the Periods Ended December 31, 2020

	One Year	Five Years	Ten Years
Chartwell Mid Cap Value Composite
Net Returns, after all fees, expenses and sales loads (excluding custodial fees)*	-4.20%	10.34%	10.81%
Gross Returns	-3.60%	10.94%	11.41%
Russell Midcap Value Index	4.96%	9.73%	10.49%

*

The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

The Advisor has prepared and presented this information in compliance with the Global Investment Performance Standards (GIPS) which differs from the SEC method of calculating performance. The GIPS standards are a set of standardized, industry-wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

Chartwell Small Cap Growth Fund

Prior Performance for Similar Accounts Managed by the Advisor

The following table sets forth performance data relating to the historical performance of private accounts managed by the Advisor for the periods indicated that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. The Chartwell Small Cap Growth composite was created in January 1999 and includes all fee paying, discretionary accounts with comparable investment objectives and a market value in excess of $250,000. Non-fee paying accounts are excluded from the composite. The performance returns were not materially affected by the exclusion of the $250,000 or less fee paying accounts and the non-fee paying accounts. Trade date accounting is utilized and cash equivalents are included in performance returns. The data is provided to illustrate the past performance of the Advisor in managing substantially similar accounts as measured against market indices and does not represent the performance of the Fund. You should not consider this performance data as an indication of future performance of the Fund.

The private accounts that are included in the performance data set forth below are not subject to the same types of expenses to which the Fund is subject, or to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended (the “1940 Act”), or Subchapter M of the Internal Revenue Code of 1986. Consequently, the performance results for these private accounts could have been adversely affected if the private accounts had been regulated as investment companies under the federal securities laws.

Average Annual Total Returns
For the Periods Ended December 31, 2020

	One Year	Five Years	Ten Years
Chartwell Small Cap Growth Composite
Net Returns, after all fees, expenses and sales loads (excluding custodial fees)*	42.32%	15.26%	12.85%
Gross Returns	43.32%	16.26%	13.85%
Russell 2000 Growth Index	34.63%	16.36%	13.48%

*

The fees and expenses of accounts included in the composite are lower than the anticipated operating expenses of the Fund and accordingly, the performance results of the composite are higher than what the Fund’s performance would have been.

The Advisor has prepared and presented this information in compliance with the Global Investment Performance Standards (GIPS) which differs from the SEC method of calculating performance. The GIPS standards are a set of standardized, industry-wide principles that provide investment firms with guidance on how to calculate and report their investment results. The GIPS total return is calculated by using a methodology that incorporates the time-weighted rate of return concept for all assets, which removes the effects of cash flows. The SEC standardized total return is calculated using a standard formula that uses the average annual total return assuming reinvestment of dividends and distributions and deduction of sales loads or charges.

The Distributor

Foreside Fund Services, LLC (the “Distributor”) is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Advisor or any other service provider for the Funds.

Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; and any litigation expenses.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following annual amounts, as a percentage of average daily net assets:

Chartwell Income Fund	0.64%
Chartwell Mid Cap Value Fund	0.90%
Chartwell Short Duration High Yield Fund	0.49%
Chartwell Small Cap Growth Fund	1.05%
Chartwell Small Cap Value Fund	1.05%

The expense limitation agreements for each Fund are in effect for at least one year from the date of this prospectus, and may be terminated prior to that date only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by the Trust upon 60 days’ notice to the Advisor provided such termination was directed or approved by a vote of a majority of the Trustees of the Trust or by the vote of the holders of a majority of the voting securities of the applicable Fund at the time outstanding or entitled to vote; (ii) by the Advisor upon 60 days’ notice to the Trust; or (iii) by an assignment of the investment advisory agreement. With respect to the Chartwell Income Fund and Chartwell Mid Cap Value Fund, advisory fees or payment of a Fund’s expenses made by the Advisor after April 29, 2018 may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if the Advisor so requests. With respect to the Chartwell Short Duration High Yield Fund and Chartwell Small Cap Value Fund, any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor (including before April 29, 2018) may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if the Advisor so requests. With respect to the Chartwell Small Cap Growth Fund, any reduction in advisory fees or payment of the Fund’s expenses made by the Advisor may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if the Advisor so requests.

A reimbursement may be requested from a Fund if the aggregate amount of operating expenses, as accrued each month, in addition to the reimbursement amount, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

Payments to Broker-Dealers and Other Financial Intermediaries

The Advisor may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, some of which may be affiliates, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus accounts, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to a Fund or its shareholders, may provide additional cash payments or non-cash compensation to broker-dealers or intermediaries that sell shares of the Fund. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. The Advisor may pay cash compensation for inclusion of a Fund on a sales list, including a preferred or select sales list, or in other sales programs, or may pay an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Each Fund may pay a portion of the fees charged by third-party intermediaries that perform non-distribution sub-administration, sub-transfer agency and shareholder support services, such as omnibus account recordkeeping, order processing and settlement, dividend and capital-gain processing, tax reporting, shareholder statements, and other services that would otherwise be provided by the Fund’s service providers. The payment of such fees by a Fund are subject to a maximum per-account fee limit, and any fees in excess of the maximum per-account fee limit are paid by the Advisor. In addition, the payment of such fees by a Fund remain subject to any expense limitation arrangement applicable to that Fund.

Wholesaling and marketing efforts are provided by, among others, Chartwell TSC Securities Corp., a broker-dealer affiliated with the Advisor and a FINRA member. The Advisor and Chartwell TSC Securities Corp. are both wholly-owned subsidiaries of TriState Capital Holdings, Inc.

Distribution and Services (Rule 12b-1) Plan

The Funds have not adopted a Rule 12b-1 plan. Accordingly, the Funds may not directly or indirectly finance any activity that is primarily intended to result in the sale of Fund shares.

YOUR ACCOUNT WITH THE FUNDS

Share Price

The offering price of each Fund’s shares is the net asset value per share (“NAV”) (plus any sales charges, as applicable). Each Fund’s NAV is calculated as of 4:00 p.m. Eastern time, the normal close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading. If for example, the NYSE closes at 1:00 p.m. New York time, the Fund’s NAV would still be determined as of 4:00 p.m. New York time. In this example, portfolio securities traded on the NYSE would be valued at their closing prices unless the Advisor determines that a “fair value” adjustment is appropriate due to subsequent events. Each Fund’s NAV is determined by dividing the value of the Fund’s portfolio securities, cash and other assets (including accrued interest), less all liabilities (including accrued expenses), by the total number of outstanding shares of the Fund. Each Fund’s NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE is closed on weekends and most U.S. national holidays. However, foreign securities listed primarily on non-U.S. markets may trade on weekends or other days on which a Fund does not value its shares, which may significantly affect the Fund’s NAV on days when you are not able to buy or sell Fund shares.

The Funds’ securities generally are valued at market price. Securities are valued at fair value when market quotations are not readily available. The Board has adopted procedures to be followed when a Fund must utilize fair value pricing, including when reliable market quotations are not readily available, when the Fund’s pricing service does not provide a valuation (or provides a valuation that, in the judgment of the Advisor, does not represent the security’s fair value), or when, in the judgment of the Advisor, events have rendered the market value unreliable (see, for example, the discussion of fair value pricing of foreign securities in the paragraph below). Valuing securities at fair value involves reliance on the judgment of the Advisor and the Board (or a committee thereof), and may result in a different price being used in the calculation of a Fund’s NAV from quoted or published prices for the same securities. Fair value determinations are made in good faith in accordance with procedures adopted by the Board. There can be no assurance that a Fund will obtain the fair value assigned to a security if it sells the security.

In certain circumstances, the Funds employ fair value pricing to ensure greater accuracy in determining daily NAV and to prevent dilution by frequent traders or market timers who seek to exploit temporary market anomalies. Fair value pricing may be applied to foreign securities held by a Fund upon the occurrence of an event after the close of trading on non-U.S. markets but before the close of trading on the NYSE when the Fund’s NAV is determined. If the event may result in a material adjustment to the price of a Fund’s foreign securities once non-U.S. markets open on the following business day (such as, for example, a significant surge or decline in the U.S. market), the Fund may value such foreign securities at fair value, taking into account the effect of such event, in order to calculate the Fund’s NAV.

Other types of portfolio securities that a Fund may fair value include, but are not limited to: (1) investments that are illiquid or traded infrequently, including “restricted” securities and private placements for which there is no public market; (2) investments for which, in the judgment of the Advisor, the market price is stale; (3) securities of an issuer that has entered into a restructuring; (4) securities for which trading has been halted or suspended; and (5) fixed income securities for which there is no current market value quotation.

Buying Fund Shares

The Funds offer one share class. To purchase shares of a Fund, you must invest at least the minimum amount for such Fund indicated in the following table.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$1,000	$100
Direct Retirement Accounts	$1,000	$100
Automatic Investment Plan	$1,000	$100
Gift Account For Minors	$1,000	$100

Shares of a Fund may be purchased by check, by wire transfer of funds via a bank or through an approved financial intermediary (i.e., a supermarket, investment advisor, financial planner or consultant, broker, dealer or other investment professional and their agents) authorized by the Fund to receive purchase orders. A financial intermediary may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling Fund shares. From time to time, a financial intermediary may modify or waive the initial and subsequent investment minimums. You may make an initial investment in an amount greater than the minimum amounts shown in the preceding table and a Fund may, from time to time, reduce or waive the minimum initial investment amounts. The minimum initial investment amount is automatically waived for Fund shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates.

To the extent allowed by applicable law, the Funds reserve the right to discontinue offering shares at any time or to cease operating entirely.

In-Kind Purchases and Redemptions

Each Fund reserves the right to accept payment for shares in the form of securities that are permissible investments for the Fund. Each Fund also reserves the right to pay redemptions by an “in-kind” distribution of portfolio securities (instead of cash) from the Fund. In-kind purchases and redemptions are taxable events and may result in the recognition of gain or loss for federal income tax purposes. See the SAI for further information about the terms of these purchases and redemptions.

Additional Investments. Additional subscriptions in a Fund generally may be made by investing at least the minimum amount shown in the table above. Exceptions may be made at a Fund’s discretion. You may purchase additional shares of a Fund by sending a check together with the investment stub from your most recent account statement to the Fund at the applicable address below. Please ensure that you include your account number on the check. If you do not have the investment stub from your account statement, list your name, address and account number on a separate sheet of paper and include it with your check. You may also make additional investments in a Fund by wire transfer of funds or through an approved financial intermediary. The minimum additional investment amount is automatically waived for shares purchased by Trustees of the Trust and current or retired directors and employees of the Advisor and its affiliates. Please follow the procedures described in this Prospectus.

Dividend Reinvestment. You may reinvest dividends and capital gains distributions in shares of a Fund. Such shares are acquired at NAV (without a sales charge) on the applicable payable date of the dividend or capital gain distribution. Unless you instruct otherwise, dividends and distributions on Fund shares are automatically reinvested in shares of the Fund. This instruction may be made by writing to the Transfer Agent or by telephone by calling 1-888-995-5505. You may, on the account application form or prior to any declaration, instruct that dividends and/or capital gain distributions be paid in cash or be reinvested in the Funds at the next determined NAV. If you elect to receive dividends and/or capital gain distributions in cash and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months or more, each Fund reserves the right to reinvest the distribution check in your account at the Fund’s current NAV and to reinvest all subsequent distributions.

Customer Identification Information

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, you will be asked for your name, date of birth (for a natural person), your residential address or principal place of business, and mailing address, if different, as well as your Social Security Number or Taxpayer Identification Number. Additional information is required for corporations, partnerships and other entities. Beginning May 11, 2018 this includes the name, residential address, date of birth and Social Security Number of the underlying beneficial owners and control persons. Applications without such information will not be considered in good order. Each Fund reserves the right to deny any application if the application is not in good order.

This Prospectus should not be considered a solicitation to purchase or as an offer to sell shares of the Funds in any jurisdiction where it would be unlawful to do so under the laws of that jurisdiction. Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Automatic Investment Plan

If you intend to use the Automatic Investment Plan (“AIP”), you may open your account with the initial minimum investment amount. Once an account has been opened, you may make additional investments in a Fund at regular intervals through the AIP. If elected on your account application, funds can be automatically transferred from your checking or savings account on the 5th, 10th, 15th, 20th or 25th of each month. In order to participate in the AIP, each additional subscription must be at least $100, and your financial institution must be a member of the Automated Clearing House (“ACH”) network. The first AIP purchase will be made 15 days after the Funds’ transfer agent (the “Transfer Agent”) receives your request in good order. The Transfer Agent will charge a $25 fee for any ACH payment that is rejected by your bank. Your AIP will be terminated if two successive mailings we send to you are returned by the U.S. Postal Service as undeliverable. You may terminate your participation in the AIP at any time by notifying the Transfer Agent at 1-888-995-5505 at least five days prior to the date of the next AIP transfer. The Fund may modify or terminate the AIP at any time without notice.

Timing and Nature of Requests

The purchase price you will pay for a Fund’s shares will be the next NAV (plus any sales charge, as applicable) calculated after the Transfer Agent or your authorized financial intermediary receives your request in good order. “Good order” means that your purchase request includes: (1) the name of the Fund, (2) the dollar amount of shares to be purchased, (3) your purchase application or investment stub, and (4) a check payable to The Chartwell Funds. All requests received in good order before 4:00 p.m. (Eastern Time) on any business day will be processed on that same day. Requests received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. All purchases must be made in U.S. Dollars and drawn on U.S. financial institutions.

Methods of Buying

Through a broker-dealer or other financial intermediary

The Funds are offered through certain approved financial intermediaries (and their agents). The Funds are also offered directly. A purchase order placed with a financial intermediary or its authorized agent is treated as if such order were placed directly with the Funds, and will be deemed to have been received by the Funds when the financial intermediary or its authorized agent receives the order and executed at the next NAV (plus any sales charge, as applicable) calculated by the Funds. Your financial intermediary will hold your shares in a pooled account in its (or its agent’s) name. A Fund may pay your financial intermediary (or its agent) to maintain your individual ownership information, maintain required records, and provide other shareholder services. The financial intermediary which offers shares may require payment of additional fees from its individual clients. If you invest through your financial intermediary, its policies and fees may be different than those described in this Prospectus. For example, the financial intermediary may charge transaction fees or set different minimum investments. Your financial intermediary is responsible for processing your order correctly and promptly, keeping you advised of the status of your account, confirming your transactions and ensuring that you receive copies of the Funds’ Prospectus. Please contact your financial intermediary to determine whether it is an approved financial intermediary of the Funds or for additional information.

By mail

A Fund will not accept payment in cash, including cashier’s checks. Also, to prevent check fraud, a Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, money orders or starter checks for the purchase of shares. All checks must be made in U.S. Dollars and drawn on U.S. financial institutions.

To buy shares directly from a Fund by mail, complete an account application and send it together with your check for the amount you wish to invest to the Funds at the address indicated below. To make additional investments once you have opened your account, write your account number on the check and send it to the Funds together with the most recent confirmation statement received from the Transfer Agent. If your check is returned for insufficient funds, your purchase will be canceled and a $25 fee will be assessed against your account by the Transfer Agent.

Regular Mail The Chartwell Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight Delivery The Chartwell Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

The Funds do not consider the U.S. Postal Service or other independent delivery services to be its agents.
By telephone

To make additional investments by telephone, you must authorize telephone purchases on your account application. If you have given authorization for telephone transactions and your account has been open for at least 15 days, call the Transfer Agent toll-free at 1-888-995-5505 and you will be allowed to move money in amounts of at least $1,000 but not greater than $50,000, from your bank account to the Fund’s account upon request. Only bank accounts held at U.S. institutions that are ACH members may be used for telephone transactions. If your order is placed before 4:00 p.m. (Eastern Time) on any business day shares will be purchased in your account at the NAV (plus any sales charge, as applicable) calculated on that day. Orders received at or after 4:00 p.m. (Eastern Time) will be transacted at the next business day’s NAV. For security reasons, requests by telephone will be recorded.

By wire

To open an account by wire, a completed account application form must be received by the Funds before your wire can be accepted. You may mail or send by overnight delivery your account application form to the Transfer Agent. Upon receipt of your completed account application form, an account will be established for you. The account number assigned to you will be required as part of the wiring instruction that should be provided to your bank to send the wire. Your bank must include the name of the Fund, the account number, and your name so that monies can be correctly applied. For wire instructions, please contact the Transfer Agent at 1-888-995-5505.

Wired funds must be received prior to 4:00 p.m. (Eastern Time) on a business day to be eligible for same day pricing. Neither the Funds, Ultimus, nor UMB Bank, n.a. are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or incomplete wire instructions.

Online	If you have registered for online transaction privileges, you may purchase shares online for any amount between $1,000 and $50,000.

Selling (Redeeming) Fund Shares

Through a broker-dealer or other financial intermediary

If you purchased your shares through an approved financial intermediary, your redemption order must be placed through the same financial intermediary. A Fund will be deemed to have received a redemption order when a financial intermediary (or its authorized agent) receives the order. The financial intermediary must receive your redemption order prior to 4:00 p.m. (Eastern Time) on a business day for the redemption to be processed at the current day’s NAV. Orders received at or after 4:00 p.m. (Eastern Time) on a business day or on a day when the Funds do not value its shares will be transacted at the next business day’s NAV. Please keep in mind that your financial intermediary may charge additional fees for its services. In the event your approved financial intermediary is no longer available or in operation, you may place your redemption order directly with the Funds, as described below.

By mail

You may redeem shares purchased directly from a Fund by mail. Send your written redemption request to The Chartwell Funds at the address indicated below. Your request must be in good order and contain the Fund’s name, the name(s) on the account, your account number and the dollar amount or the number of shares to be redeemed. The redemption request must be signed by all shareholders listed on the account. Additional documents are required for certain types of shareholders, such as corporations, partnerships, executors, trustees, administrators, or guardians (i.e., corporate resolutions dated within 60 days, or trust documents indicating proper authorization).

Regular Mail The Chartwell Funds c/o Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, Ohio 45246-0707	Overnight Delivery The Chartwell Funds c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

A Medallion signature guarantee must be included if any of the following situations apply:

● You wish to redeem more than $50,000 worth of shares;

● When redemption proceeds are sent to any person, address or bank account not on record;

● If a change of address was received by the Transfer Agent within the last 15 days;

● If ownership is changed on your account; or

● When establishing or modifying certain services on your account.

By telephone

To redeem shares by telephone, call the applicable Fund at 1-888-995-5505 and specify the amount of money you wish to redeem. You may have a check sent to the address of record, or, if previously established on your account, you may have proceeds sent by wire or electronic funds transfer through the ACH network directly to your bank account. Wire transfers are subject to a $20 fee paid by the shareholder and your bank may charge a fee to receive wired funds. Checks sent via overnight delivery are subject to a $25 charge. You do not incur any charge when proceeds are sent via the ACH network; however, credit may not be available for two to three business days.

If you are authorized to perform telephone transactions (either through your account application form or by subsequent arrangement in writing with the Funds), you may redeem shares worth up to $50,000, by instructing the Funds by phone at 1-888-995-5505. Unless noted on the initial account application, a Medallion signature guarantee is required of all shareholders in order to qualify for or to change telephone redemption privileges.

Note: Neither the Funds nor any of their service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the caller must verify the following:

● The Fund account number;

● The name in which his or her account is registered;

● The Social Security Number or Taxpayer Identification Number under which the account is registered; and

● The address of the account holder, as stated in the account application form.

Online	If you have registered for online transaction privileges, you may redeem shares online for any amount between $1,000 and $50,000.

Medallion Signature Guarantee

In addition to the situations described above, each Fund reserves the right to require a Medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Shareholders redeeming more than $50,000 worth of shares by mail should submit written instructions with a Medallion signature guarantee from an eligible institution acceptable to the Transfer Agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association, or from any participant in a Medallion program recognized by the Securities Transfer Association. The three currently recognized Medallion programs are Securities Transfer Agents Medallion Program, Stock Exchanges Medallion Program and New York Stock Exchange, Inc. Medallion Signature Program. Signature guarantees that are not part of these programs will not be accepted. Participants in Medallion programs are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper. A notary public cannot provide a signature guarantee.

Systematic Withdrawal Plan

You may request that a predetermined dollar amount be sent to you on a monthly or quarterly basis. Your account must maintain a value of at least $1,000 for you to be eligible to participate in the Systematic Withdrawal Plan (“SWP”). The minimum withdrawal amount is $100. If you elect to receive redemptions through the SWP, the applicable Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account on record. You may request an application for the SWP by calling the Transfer Agent toll-free at 1-888-995-5505. A Fund may modify or terminate the SWP at any time. You may terminate your participation in the SWP by calling the Transfer Agent at least five business days before the next withdrawal.

Payment of Redemption Proceeds

You may redeem shares of a Fund at a price equal to the NAV next determined after the Transfer Agent and/or authorized agent receives your redemption request in good order. Generally, your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Transfer Agent and/or authorized agent before the close of the regular trading session of the NYSE (generally, 4:00 p.m. Eastern Time) will usually be sent to the bank you indicate or wired on the following business day using the wire instructions on record. Except as specified below, a Fund will process your redemption request and send your proceeds within seven calendar days after the Fund receives your redemption request.

If you purchase shares using a check and request a redemption before the check has cleared, a Fund may postpone payment of your redemption proceeds up to 15 calendar days while the Fund waits for the check to clear. Furthermore, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than seven calendar days: (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (3) for such other periods as the SEC may permit for the protection of the Fund’s shareholders.

Other Redemption Information

Shareholders who hold shares of a Fund through an IRA or other retirement plan, must indicate on their redemption requests whether to withhold federal income tax. IRA and retirement plan redemptions where UMB Bank, n.a. is the custodian must be completed on an IRA Distribution Form or other acceptable form approved by UMB Bank, n.a.. Such redemption requests will generally be subject to a 10% federal income tax withholding unless a shareholder elects not to have taxes withheld. In addition, if you are a resident of certain states, state income tax also applies to non-Roth IRA distributions when federal withholding applies. Please consult with your tax professional. An IRA owner with a foreign residential address may not elect to forgo the 10% withholding.

Each Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions, a Fund may pay all or part of a shareholder’s redemption proceeds in portfolio securities with a market value equal to the redemption price (redemption-in-kind) in lieu of cash in order to protect the interests of the Fund’s remaining shareholders. If a Fund redeems your shares in kind, you will bear any market risks associated with investment in these securities, and you will be responsible for the costs (including brokerage charges) of converting the securities to cash.

A Fund may redeem all of the shares held in your account if your balance falls below the Fund’s minimum initial investment amount due to your redemption activity. In these circumstances, the Fund will notify you in writing and request that you increase your balance above the minimum initial investment amount within 60 days of the date of the notice. If, within 60 days of a Fund’s written request, you have not sufficiently increased your account balance, your shares will be automatically redeemed at the current NAV. A Fund will not require that your shares be redeemed if the value of your account drops below the investment minimum due to fluctuations of the Fund’s NAV.

Cost Basis Information

Federal tax law requires that regulated investment companies, such as the Fund, report their shareholders’ cost basis, gain/loss, and holding period to the IRS on the shareholders’ Consolidated Form 1099s when “covered” shares of the regulated investment companies are sold. Covered shares are any shares acquired (including pursuant to a dividend reinvestment plan) on or after January 1, 2012.

The Funds have chosen “first-in, first-out” (FIFO) as their standing (default) tax lot identification method for all shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method it will use to report the sale of covered shares on your Consolidated Form 1099 if you do not select a specific tax lot identification method. Redemptions are taxable and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.

Subject to certain limitations, you may choose a method other than the Funds’ standing method at the time of your purchase or upon the sale of covered shares. For all shareholders using a method other than the specific tax lot identification method, each Fund first redeems shares you acquired on or before December 30, 2011, and then applies your elected method to shares acquired after that date. Please refer to the appropriate Treasury regulations or consult your tax advisor with regard to your personal circumstances.

Tools to Combat Frequent Transactions

The Trust’s Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Trust discourages excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm a Fund’s performance. The Trust takes steps to reduce the frequency and effect of these activities in the Funds. These steps may include monitoring trading activity and using fair value pricing. In addition, the Trust may take action, which may include using its best efforts to restrict a shareholder’s trading privileges in a Fund, if that shareholder has engaged in four or more “round trips” in the Fund during a 12-month period. Although these efforts (which are described in more detail below) are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity may occur. Further, while the Trust makes efforts to identify and restrict frequent trading, the Trust receives purchase and sale orders through financial intermediaries and cannot always know or detect frequent trading that may be facilitated by the use of intermediaries or the use of group or omnibus accounts by those intermediaries. The Trust seeks to exercise its judgment in implementing these tools to the best of its ability in a manner that the Trust believes is consistent with the interest of Fund shareholders.

Monitoring Trading Practices

The Trust may monitor trades in Fund shares in an effort to detect short-term trading activities. If, as a result of this monitoring, the Trust believes that a shareholder of a Fund has engaged in excessive short-term trading, it may, in its discretion, ask the shareholder to stop such activities or refuse to process purchases in the shareholder’s accounts. In making such judgments, the Trust seeks to act in a manner that it believes is consistent with the best interest of Fund shareholders. Due to the complexity and subjectivity involved in identifying abusive trading activity, there can be no assurance that the Trust’s efforts will identify all trades or trading practices that may be considered abusive.

General Transaction Policies

Some of the following policies are mentioned above. In general, each Fund reserves the right to:

●	vary or waive any minimum investment requirement;
●

refuse, change, discontinue, or temporarily suspend account services, including purchase or telephone redemption privileges (if redemption by telephone is not available, you may send your redemption order to the Fund via regular or overnight delivery), for any reason;

●

reject any purchase request for any reason (generally, the Fund does this if the purchase is disruptive to the efficient management of the Fund due to the timing of the investment or an investor’s history of excessive trading);

●	delay paying redemption proceeds for up to seven calendar days after receiving a request, if an earlier payment could adversely affect the Fund;

●	reject any purchase or redemption request that does not contain all required documentation; and
●	subject to applicable law and with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

If you elect telephone privileges on the account application or in a letter to a Fund, you may be responsible for any fraudulent telephone orders as long as the Fund and/or its service providers have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact a Fund by telephone, you may also mail your request to the Fund at the address listed under “Methods of Buying.”

Your broker or other financial intermediary may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker or other financial intermediary for details.

Please note that the value of your account may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law.

Exchange Privilege

You may exchange shares of a Fund into shares of another fund managed by the Advisor. The amount of the exchange must be equal to or greater than the required minimum initial investment of the other Fund. You may realize either a gain or loss on those shares and will be responsible for paying the appropriate taxes. If you exchange shares through a broker, the broker may charge you a transaction fee. You may exchange shares by sending a written request to the applicable Fund or by telephone. Be sure that your written request includes the dollar amount or number of shares to be exchanged, the name(s) on the account and the account number(s), and is signed by all shareholders on the account. In order to limit expenses, each Fund reserves the right to limit the total number of exchanges you can make in any year.

Availability of Information

The Funds’ Prospectus and SAI are available on the Funds’ website at www.chartwellip.com.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and Prospectus to each household. If you do not want the mailing of these documents to be combined with those of other members of your household, please contact your authorized dealer or the Transfer Agent.

Additional Information

Each Fund enters into contractual arrangements with various parties, including among others the Fund’s investment adviser, who provide services to the Fund. Shareholders are not parties to, or intended (or “third party”) beneficiaries of, those contractual arrangements.

The Prospectus and the SAI provide information concerning the Funds that you should consider in determining whether to purchase shares of a Fund. The Funds may make changes to this information from time to time. Neither this Prospectus nor the SAI is intended to give rise to any contract rights or other rights in any shareholder, other than any rights conferred by federal or state securities laws that may not be waived.

DIVIDENDS AND DISTRIBUTIONS

The Chartwell Mid Cap Value Fund, Chartwell Small Cap Growth Fund and Chartwell Small Cap Value Fund will make distributions of net investment income and net capital gains, if any, at least annually, typically in December. The Chartwell Income Fund and Chartwell Short Duration High Yield Fund will make distributions of net investment income on a monthly basis and net capital gains, if any, on an annual basis, typically in December. The Funds may make additional payments of dividends or distributions if it deems it desirable at any other time during the year.

All dividends and distributions will be reinvested in Fund shares unless you choose one of the following options: (1) to receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) to receive all dividends and distributions in cash; or (3) reinvest net capital gain distributions in additional Fund shares, while receiving distributions of net investment income in cash. If you wish to change your distribution option, please write to the Transfer Agent before the payment date of the distribution.

If you elect to receive distributions in cash and the U.S. Postal Service cannot deliver your check, or if your distribution check has not been cashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current NAV and to reinvest all subsequent distributions.

FEDERAL INCOME TAX CONSEQUENCES

The following discussion is very general and does not address investors subject to special rules, such as investors who hold Fund shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in a Fund.

You will generally have to pay federal income taxes, as well as any state or local taxes, on distributions received from a Fund, whether paid in cash or reinvested in additional shares. If you sell Fund shares, it is generally considered a taxable event. If you exchange shares of a Fund for shares of another fund, the exchange will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

Distributions of net investment income, other than “qualified dividend income,” and distributions of net short-term capital gains, are taxable for federal income tax purposes at ordinary income tax rates. Distributions from a Fund’s net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain, regardless of how long the shareholder has held Fund shares. Dividends paid by a Fund (but none of the Fund’s capital gain distributions) may qualify in part for the dividends-received deduction available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Distributions of investment income that a Fund reports as “qualified dividend income” may be eligible to be taxed to non-corporate shareholders at the reduced rates applicable to long-term capital gain if derived from the Fund’s qualified dividend income and if certain other requirements are satisfied. “Qualified dividend income” generally is income derived from dividends paid by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market.

You may want to avoid buying shares of a Fund just before it declares a distribution (on or before the record date), because such a distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Although distributions are generally taxable when received, dividends declared in October, November or December to shareholders of record as of a date in such month and paid during the following January are treated as if received on December 31 of the calendar year when the dividends were declared. Information on the federal income tax status of dividends and distributions is provided annually.

Dividends and distributions from a Fund and net gain from redemptions of Fund shares will generally be taken into account in determining a shareholder’s “net investment income” for purposes of the 3.8% Medicare tax applicable to certain individuals, estates and trusts.

If you do not provide the Fund in which you hold shares with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, dividends and other distributions. The backup withholding rate is currently 24%.

Dividends and certain other payments made by a Fund to a non-U.S. shareholder are subject to such withholding of federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). Dividends that are reported by a Fund as “interest-related dividends” or “short-term capital gain dividends” are generally exempt from such withholding. In general, a Fund may report interest-related dividends to the extent of its net income derived from U.S.-source interest and a Fund may report short-term capital gain dividends to the extent its net short-term capital gain for the taxable year exceeds its net long-term capital loss. Backup withholding will not be applied to payments that have been subject to the 30% withholding tax described in this paragraph.

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s income dividends payable to such entities. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you understand each Fund’s financial performance. Certain information reflects financial results for a single Fund share. The total return figures represent the percentage that an investor in a Fund would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information for the fiscal years ended October 31, 2017, October 31, 2018, October 31, 2019 and October 31, 2020, for each Fund and for the fiscal year prior to January 1, 2016 with respect to the Chartwell Income Fund and Chartwell Mid Cap Value Fund have been audited by BBD LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, is included in the Funds’ annual report, which is available upon request.

With respect to the Predecessor Funds of the Chartwell Income Fund, and the Chartwell Mid Cap Value Fund, the financial information for the fiscal year ended December 31, 2015 and for the fiscal period January 1, 2016 to October 31, 2016 has been audited by the Predecessor Funds’ independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in each Predecessor Fund’s annual report, which is available upon request (see back cover).

With respect to the Predecessor Funds of the Chartwell Small Cap Value Fund and the Chartwell Short Duration High Yield Fund, the financial information for the periods shown prior to October 31, 2017 has been audited by such Predecessor Funds’ independent registered public accounting firm whose report, along with the Fund’s financial statements, is included in each Predecessor Fund’s annual report, which is available upon request (see back cover).

CHARTWELL INCOME FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Net asset value at beginning of year	$13.26	$13.18	$13.80

Income (loss) from investment operations:
Net investment income	0.40	0.41	0.31
Net realized and unrealized gains (losses) on investment transactions	(0.52)	0.50	(0.19)
Total from investment operations	(0.12)	0.91	0.12

Less distributions from:
Net investment income	(0.42)	(0.44)	(0.30)
Net realized gains on investments	—	(0.39)	(0.44)
Total distributions	(0.42)	(0.83)	(0.74)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$12.72	$13.26	$13.18

Total return (b)	(0.83%)	7.22%	0.88%

Ratios/Supplementary data:
Net assets at end of year (000,000’s)	$568	$1,030	$1,490

Ratio of total expenses to average net assets:
Before fees reduced	0.67%	0.66%	0.68%
After fees reduced (c)	0.64%	0.64%	0.64%
Ratio of net investment income to average net assets:
Before fees reduced	3.04%	2.93%	2.26%
After fees reduced (c)	3.08%	2.95%	2.29%

Portfolio turnover rate	63%	137%	75%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Advisor had not reduced advisory fees and reimbursed expenses.

(c)

Effective May 1, 2016, the Advisor had contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.64% of the average daily net assets of the Fund.

CHARTWELL INCOME FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended October 31, 2017	For the Period January 1, 2016 through October 31, 2016*		Year Ended December 31, 2015
Net asset value at beginning of period	$13.64	$12.85		$13.61

Income (loss) from investment operations:
Net investment income	0.24 (a)	0.19	(a)	0.31
Net realized and unrealized gains (losses) on affiliated and unaffiliated investments	0.29	0.79		(0.76)
Total from investment operations	0.53	0.98		(0.45)

Less distributions from:
Net investment income	(0.22)	(0.19)		(0.31)
Net realized gains on investments	(0.15)	—		(0.00	)(b)
Total distributions	(0.37)	(0.19)		(0.31)

Proceeds from redemption fees collected	0.00 (b)	0.00	(b)	0.00	(b)

Net asset value at end of period	$13.80	$13.64		$12.85

Total return (c)	3.98%	7.68	%(d)	(3.30	%)(e)

Ratios/Supplementary data:
Net assets at end of period (000,000’s)	$1,672	$1,711		$1,742

Ratio of total expenses to average net assets:
Before fees reduced	0.67%	0.67	%(f)	0.64%
After fees reduced	0.64%	0.66	%(f)(g)	0.64%
Ratio of net investment income to average net assets:
Before fees reduced	1.75%	1.74	%(f)	2.18%
After fees reduced	1.78%	1.75	%(f)(g)	2.18%

Portfolio turnover rate	69%	72	%(d)	45%

*	Fiscal year changed to October 31, effective September 30, 2016.
(a)	Based on average daily shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower if the Advisor had not reduced advisory fees and reimbursed expenses.

(d)	Not annualized.
(e)

The Fund received payment from the Advisor of $1,601,595 for losses realized in the disposal of investments purchased in violation of investment restrictions, which otherwise would have reduced the total return by 0.07%.

(f)	Annualized.
(g)

Effective May 1, 2016, the Advisor had contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.64% of the average daily net assets of the Fund.

CHARTWELL MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended October 31, 2020	Year Ended October 31, 2019		Year Ended October 31, 2018
Net asset value at beginning of year	$15.54	$15.07		$18.55

Income (loss) from investment operations:
Net investment income	0.19	0.17		0.11
Net realized and unrealized gains (losses) on investment transactions	(2.28)	1.34		0.03
Total from investment operations	(2.09)	1.51		0.14

Less distributions from:
Net investment income	(0.18)	(0.11)		(0.14)
Net realized gains on investments	(0.15)	(0.93)		(3.48)
Total distributions	(0.33)	(1.04)		(3.62)

Net asset value at end of year	$13.12	$15.54		$15.07

Total return (a)	(13.81%)	11.47%		(0.12%)

Ratios/Supplementary data:
Net assets at end of year (000’s)	$24,752	$25,704		$25,322

Ratio of total expenses to average net assets:
Before fees waived/reduced	1.47%	1.44%		1.57%
After fees waived/reduced	0.90%	1.02	%(b)	1.05	%(c)
Ratio of net investment income to average net assets:
Before fees waived/reduced	0.84%	0.67%		0.26%
After fees waived/reduced	1.40%	1.09	%(b)	0.77	%(c)

Portfolio turnover rate	35%	36%		65%

(a)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(b)

Effective September 1, 2019, the Advisor contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 0.90% of the average daily net assets of the Fund. Prior to September 1, 2019, the annual operating expense limitation was 1.05%.

(c)

Effective November 6, 2017, the Advisor contractually agreed to reduce its fees and/or reimburse other operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. Prior to November 6, 2017, the annual operating expense limitation was 1.15%.

CHARTWELL MID CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended October 31, 2017	For the Period January 1, 2016 through October 31, 2016*		Year Ended December 31, 2015
Net asset value at beginning of period	$15.46	$13.31		$15.83

Income (loss) from investment operations:
Net investment income	0.16 (a)	0.20	(a)	0.12
Net realized and unrealized gains (losses) on investment transactions	3.48	1.95		(2.52)
Total from investment operations	3.64	2.15		(2.40)

Less distributions from:
Net investment income	(0.25)	—		(0.12)
Net realized gains on investments	(0.30)	—		—
Total distributions	(0.55)	—		(0.12)

Proceeds from redemption fees collected	0.00 (b)	0.00	(b)	0.00	(b)

Net asset value at end of period	$18.55	$15.46		$13.31

Total return (c)	23.95%	16.15	%(d)	(15.16%)

Ratios/Supplementary data:
Net assets at end of period (000’s)	$23,274	$18,712		$16,817

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.71%	2.03	%(e)	1.81%
After fees reduced and other expenses absorbed	1.15%	1.19	%(e)(f)	1.25	%(g)
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.37%	0.81	%(e)	0.24%
After fees reduced and other expenses absorbed	0.93%	1.65	%(e)(f)	0.80	%(g)

Portfolio turnover rate	159%	38	%(d)	30%

*	Fiscal year changed to October 31, effective September 31, 2016.
(a)	Based on average daily shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The total returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	Not annualized.
(e)	Annualized.
(f)

The Advisor voluntarily agreed to waive a portion of its fees and/or reimburse the Fund for expenses above 1.15% through June 30, 2017. Prior to May 1, 2016, the annual operating expense limitation was 1.25%.

(g)	The Advisor voluntarily agreed to waive a portion of its fees and/or reimburse the Fund for expenses above 1.25%.

CHARTWELL SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Net asset value at beginning of year	$18.67	$18.79	$20.07

Income (loss) from investment operations:
Net investment income	0.13	0.13	0.06
Net realized and unrealized gains (losses) on investment transactions	(3.37)	1.04	(0.45)
Total from investment operations	(3.24)	1.17	(0.39)

Less distributions from:
Net investment income	(0.14)	(0.07)	(0.05)
Net realized gains on investments	(0.54)	(1.22)	(0.84)
Total distributions	(0.68)	(1.29)	(0.89)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$14.75	$18.67	$18.79

Total return (b)	(18.16%)	7.54%	(2.18%)

Ratios/Supplementary data:
Net assets at end of year (000’s)	$148,069	$172,753	$228,779

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.18%	1.07%	1.08%
After fees reduced and other expenses absorbed (c)	1.05%	1.05%	1.05%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.68%	0.67%	0.25%
After fees reduced and other expenses absorbed (c)	0.81%	0.69%	0.28%

Portfolio turnover rate	30%	30%	19%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(c)	The Advisor has contractually agreed to reduce its fees and/or reimburse other expenses of the Fund to ensure that the total annual operating expenses do not exceed 1.05% of average daily net assets.

CHARTWELL SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended October 31, 2017	Year Ended October 31, 2016
Net asset value at beginning of year	$16.25	$15.38

Income (loss) from investment operations:
Net investment income (a)	0.05	0.10
Net realized and unrealized gains (losses) on investment transactions	3.86	0.89
Total from investment operations	3.91	0.99

Less distributions from:
Net investment income	(0.09)	(0.11)
Net realized gains on investments	—	(0.01)
Total distributions	(0.09)	(0.12)

Proceeds from redemption fees collected	0.00 (b)	0.00 (b)

Net asset value at end of year	$20.07	$16.25

Total return (c)	24.09%	6.51%

Ratios/Supplementary data:
Net assets at end of year (000’s)	$165,538	$162,782

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.14%	1.30%
After fees reduced and other expenses absorbed (d)	1.05%	1.05%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	0.18%	0.42%
After fees reduced and other expenses absorbed (d)	0.27%	0.67%

Portfolio turnover rate	39%	22%

(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(d)	The Advisor has contractually agreed to reduce its fees and/or reimburse other expenses of the Fund to ensure that the total annual operating expenses do not exceed 1.05% of average daily net assets.

CHARTWELL SHORT DURATION HIGH YIELD FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended October 31, 2020	Year Ended October 31, 2019	Year Ended October 31, 2018
Net asset value at beginning of year	$9.68	$9.48	$9.72

Income (loss) from investment operations:
Net investment income	0.33	0.35	0.29
Net realized and unrealized gains (losses) on investment transactions	(0.08)	0.20	(0.24)
Total from investment operations	0.25	0.55	0.05

Less distributions from:
Net investment income	(0.34)	(0.35)	(0.29)
Net realized gains on investments	—	—	—
Total distributions	(0.34)	(0.35)	(0.29)

Proceeds from redemption fees collected	0.00 (a)	0.00 (a)	—

Net asset value at end of year	$9.59	$9.68	$9.48

Total return (b)	2.62%	5.89%	0.55%

Ratios/Supplementary data:
Net assets at end of year (000’s)	$161,474	$91,914	$75,536

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	0.61%	0.67%	0.80%
After fees reduced and other expenses absorbed (c)	0.49%	0.49%	0.49%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	3.43%	3.44%	2.84%
After fees reduced and other expenses absorbed (c)	3.55%	3.62%	3.15%

Portfolio turnover rate	63%	41%	26%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(c)

Effective August 11, 2017, the Advisor contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses do not exceed 0.49% of average daily net assets. Prior to August 11, 2017, the annual operating expense limit was 0.65%.

CHARTWELL SHORT DURATION HIGH YIELD FUND
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data for a Share Outstanding Throughout Each Year

	Year Ended October 31, 2017	Year Ended October 31, 2016
Net asset value at beginning of year	$9.62	$9.58

Income (loss) from investment operations:
Net investment income (a)	0.31	0.33
Net realized and unrealized gains (losses) on investment transactions	0.11	0.06
Total from investment operations	0.42	0.39

Less distributions from:
Net investment income	(0.32)	(0.33)
Net realized gains on investments	—	(0.02)
Total distributions	(0.32)	(0.35)

Net asset value at end of year	$9.72	$9.62

Total return (b)	4.42%	4.29%

Ratios/Supplementary data:
Net assets at end of year (000’s)	$35,191	$21,349

Ratio of total expenses to average net assets:
Before fees reduced and other expenses absorbed	1.16%	1.50%
After fees reduced and other expenses absorbed (c)	0.61%	0.65%
Ratio of net investment income to average net assets:
Before fees reduced and other expenses absorbed	2.70%	2.66%
After fees reduced and other expenses absorbed (c)	3.25%	3.51%

Portfolio turnover rate	62%	52%

(a)	Based on average shares outstanding.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees or reimbursed expenses.

(c)

Effective August 11, 2017, the Advisor contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that the total annual operating expenses do not exceed 0.49% of average daily net assets. Prior to August 11, 2017, the annual operating expense limit was 0.65%.

CHARTWELL SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended October 31, 2020		Year Ended October 31, 2019	Year Ended October 31, 2018		For the Period June 16, 2017* through October 31, 2017
Net asset value at beginning of period	$11.78		$11.55	$10.69		$10.00

Income (loss) from investment operations:
Net investment loss	(0.09)		(0.04)	(0.04)		(0.03	)(a)
Net realized and unrealized gains on investment transactions	3.53		0.32	0.90		0.72
Total from investment operations	3.44		0.28	0.86		0.69

Less distributions from:
Net investment income	—		—	(0.00	)(b)	—
Net realized gains on investments	(0.00	)(b)	(0.05)	—		—
Total distributions	(0.00	)(b)	(0.05)	(0.00	)(b)	—

Proceeds from redemption fees collected	0.00	(b)	0.00 (b)	—		—

Net asset value at end of period	$15.22		$11.78	$11.55		$10.69

Total return (c)	29.25%		2.46%	8.07%		6.90	%(d)

Ratios/Supplementary data:
Net assets at end of period (000’s)	$22,808		$20,637	$17,821		$6,744

Ratio of total expenses to average net assets:
Before fees waived/reduced and other expenses absorbed	1.73%		1.64%	2.15%		11.54	%(e)
After fees waived/reduced and other expenses absorbed (f)	1.05%		1.05%	1.05%		1.25	%(e)
Ratio of net investment loss to average net assets:
Before fees waived/reduced and other expenses absorbed	(1.24%)		(0.98%)	(1.56%)		(11.12	%)(e)
After fees waived/reduced and other expenses absorbed (f)	(0.56%)		(0.39%)	(0.45%)		(0.83	%)(e)

Portfolio turnover rate	104%		104%	97%		43	%(d)

*	Commencement of operations.
(a)	Based on average shares outstanding.
(b)	Amount rounds to less than $0.01 per share.
(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns would have been lower had the Advisor not reduced its fees and reimbursed expenses.

(d)	Not annualized.
(e)	Annualized.
(f)

Effective November 6, 2017, the Advisor contractually agreed to reduce its fees and/or pay for operating expenses of the Fund to ensure that total annual operating expenses do not exceed 1.05% of the average daily net assets of the Fund. Prior to November 6, 2017, the annual operating expense limitation was 1.25%.

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Investment Advisor

Chartwell Investment Partners, LLC
1205 Westlakes Drive, Suite 100
Berwyn, Pennsylvania 19312

Fund Administrator, Transfer Agent and Fund Accountant

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian

UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Fund Counsel

Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7018

Independent Registered Public Accounting Firm

BBD, LLP
1835 Market Street, 3rd Floor
Philadelphia, PA 19103

Chartwell Income Fund
Chartwell Mid Cap Value Fund
Chartwell Short Duration High Yield Fund
Chartwell Small Cap Growth Fund
Chartwell Small Cap Value Fund
(each a series of The Chartwell Funds)

FOR MORE INFORMATION

Statement of Additional Information (SAI)

The SAI provides additional details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Shareholder Reports

Additional information about each Fund’s investments will be available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its most recent fiscal year.

The Funds’ SAI is available and annual and semi-annual reports will be available free of charge on the Funds’ website at www.chartwellip.com. You can also obtain a free copy of the Funds’ SAI or annual and semi-annual reports, request other information, or inquire about a Fund by contacting a broker that sells shares of the Fund or by calling the Funds (toll-free) at 1-888-995-5505 or by writing to:

The Chartwell Funds
P.O. Box 46707
Cincinnati, Ohio 45246

Information about the Funds (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. You can obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-551-8090. Reports and other information about the Funds are also available:

●	Free of charge, on the SEC’s EDGAR Database on the SEC’s Internet site at http://www.sec.gov;

●	For a duplication fee, by writing to the SEC’s Public Reference Section, Washington, DC 20549-1520; or

●	For a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act file no. 811-23244.)

Statement of Additional Information

March 1, 2021

Chartwell Income Fund

(Ticker Symbol: BERIX)

Chartwell Mid Cap Value Fund

(Ticker Symbol: BERCX)

Chartwell Short Duration High Yield Fund

(Ticker Symbol: CWFIX)

Chartwell Small Cap Growth Fund

(Ticker Symbol: CWSGX)

Chartwell Small Cap Value Fund

(Ticker Symbol: CWSIX)

Each a series of The Chartwell Funds

This statement of additional information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus dated March 1, 2021, as may be amended from time to time (the “Prospectus”), for the Chartwell Income Fund, Chartwell Mid Cap Value Fund, Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund and Chartwell Small Cap Value Fund (each, a “Fund”, and together, the “Funds”), each a series of The Chartwell Funds (the “Trust”). Chartwell Investment Partners, LLC (the “Advisor” or “Chartwell”) is the investment advisor to the Funds. A copy of the Prospectus may be obtained by contacting the Funds at the address or telephone number specified below. The Fund’s Annual Report to shareholders for the fiscal year ending October 31, 2020, is incorporated by reference herein. A copy of the Fund’s Annual Report can be obtained by contacting the Fund at the address or telephone number specified below.

The Chartwell Funds

P.O. Box 46707

Cincinnati, Ohio 45246

1-888-995-5505

TABLE OF CONTENTS

THE TRUST AND THE FUNDS	3
INVESTMENT STRATEGIES, POLICIES, AND RISKS	3
INVESTMENT RESTRICTIONS	31
MANAGEMENT OF THE FUNDS	32
PORTFOLIO TRANSACTIONS AND BROKERAGE	45
PORTFOLIO TURNOVER	47
PROXY VOTING POLICY	47
ANTI-MONEY LAUNDERING PROGRAM	47
PORTFOLIO HOLDINGS INFORMATION	48
DETERMINATION OF NET ASSET VALUE	49
PURCHASE AND REDEMPTION OF FUND SHARES	50
FEDERAL INCOME TAX MATTERS	51
DIVIDENDS AND DISTRIBUTIONS	57
GENERAL INFORMATION	57
FINANCIAL STATEMENTS	59
APPENDIX A DESCRIPTION OF CREDIT RATINGS	60
APPENDIX B ADVISOR’S AND TRUST’S PROXY POLICIES AND GUIDELINES	65

THE TRUST AND THE FUNDS

The Trust was organized as a Delaware statutory trust on January 23, 2017, and is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end investment management company. The Trust is authorized to offer an unlimited number of shares of beneficial interest, which may be divided into different series and classes.

On July 17, 2017, the following Funds acquired all the assets and liabilities of a corresponding series of the Investment Managers Series Trust, as identified below (each, a “Predecessor Fund”).

Predecessor Fund		Fund
Berwyn Income Fund	→	Chartwell Income Fund
Berwyn Cornerstone Fund	→	Chartwell Mid Cap Value Fund
Chartwell Short Duration High Yield Fund	→	Chartwell Short Duration High Yield Fund
Chartwell Small Cap Value Fund	→	Chartwell Small Cap Value Fund

Each Fund above adopted the prior performance and financial history of its corresponding Predecessor Fund. Accordingly, all performance and other information shown for the above Funds for periods prior to the date of this SAI is that of the corresponding Predecessor Funds.

The Chartwell Small Cap Growth Fund was launched on June 16, 2017.

As of the close of business on April 27, 2018, the Chartwell Small Cap Value Fund (the “Acquiring Fund”) acquired the assets and assumed the liabilities of Berwyn Fund, a former series of the Trust (the “Acquired Fund”), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund’s shareholders.

On March 1, 2020, the name of the Berwyn Income Fund changed to Chartwell Income Fund.

Each Fund operates as a diversified series of the Trust, which means the Funds are subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). With respect to 75% of its total assets, a diversified fund may not: (1) invest more than 5% of its total assets in the securities of a single issuer, and (2) hold more than 10% of the outstanding voting securities of a single issuer. However, the diversification of a Fund’s holdings is measured at the time of purchase and if a Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects the value of several securities held by a Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. Accordingly, a Fund is subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite qualifying as a diversified series.

INVESTMENT STRATEGIES, POLICIES, AND RISKS

The discussion below supplements information contained in the Prospectus pertaining to the investment policies of each Fund.

The Funds invest in a variety of securities and other instruments and employ a number of investment techniques that involve certain risks. The Prospectus highlights the Funds’ principal investment strategies, investment techniques and risks. This SAI contains additional information regarding both the principal and non-principal investment strategies of the Funds. The following table sets forth additional information concerning permissible investments and techniques for each of the Funds. Following the table is further information describing the investments and techniques listed in the table; references to “Funds” or “Fund” in that information refer to the applicable Funds indicated in the table.

3

Any percentage limitations relating to the composition of a Fund’s portfolio identified in the Fund’s prospectus or this SAI apply at the time the Fund acquires an investment. Subsequent changes that result from market fluctuations generally will not require a Fund to sell any portfolio security. However, a Fund may be required to sell its illiquid securities holdings, or reduce its borrowings, if any, in response to fluctuations in the value of such holdings.

Securities and Investment Techniques	Chartwell Income Fund	Chartwell Mid Cap Value Fund	Chartwell Small Cap Growth Fund	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund
Equity Securities	X	X	X	X
Common Stock	X	X	X	X
Small and Mid-Capitalization Stock	X	X	X	X
Convertible Securities	X	X*	X*	X*	X*
Exchange-Traded Funds	X	X	X	X	X
Investment Company Securities	X	X*	X*	X*	X*
Closed-End Funds	X*	X*	X*	X*	X*
Preferred Stock	X	X*	X*	X*	X*
Master Limited Partnerships	X		X*
Real Estate Investment Trusts	X	X*	X*	X*
Warrants and Rights	X*	X*	X*	X*	X*
Fixed Income Securities	X		X*		X
Debt Securities	X				X
Floating Rate Securities	X*
Lower Rated/High Yield Debt Securities	X				X
Municipal Bonds	X				X*

Securities and Investment Techniques	Chartwell Income Fund	Chartwell Mid Cap Value Fund	Chartwell Small Cap Growth Fund	Chartwell Small Cap Value Fund	Chartwell Short Duration High Yield Fund
Structured Investments	X*		X*
Mortgage-Backed Securities	X		X*		X*
Asset-Backed Securities	X
U.S. Government Obligations	X		X*		X*
When-Issued or Delayed-Delivery Securities	X*		X*
Zero-Coupon Securities	X*		X*
Foreign Investments	X*	X*	X	X	X
Depository Receipts	X*	X*	X	X	X
Emerging Markets	X*	X*	X*	X*	X*
Foreign Currency Transactions		X*	X	X	X
Sovereign Debt Obligations			X*		X*
Derivatives	X*	X*	X*	X*	X*
Futures	X*	X*	X*	X*	X*
Options on Securities and Securities Indices		X*	X*	X*	X*
Over-the-counter Derivative Transactions	X*	X*	X*	X*	X*
Swaps	X*	X*	X*	X*	X*
Forward Contracts	X*	X*	X*	X*	X*
Illiquid and Restricted Securities	X	X*	X*	X*	X*
Lending Portfolio Securities	X*	X*	X*	X*	X*
Repurchase Agreements	X*	X*	X*	X*	X*

4

Short Sales			X*	X*	X*
Borrowing	X*	X*	X*	X*	X*
Short Term Investments	X*	X*	X*	X*	X*
Bank Certificates of Deposit, Bankers’ Acceptances and Time Deposits	X*	X*	X*	X*	X*
Savings Association Obligations	X*	X*	X*	X*	X*
Commercial Paper, Short-Term Notes and Other Corporate Obligations	X*	X*	X*	X*	X*
Temporary Investments	X*	X*	X*	X*	X*

*	Non-principal investment strategy for the Fund.

MARKET CONDITIONS

Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, but are not limited to: bankruptcies, corporate restructurings, and other events related to the sub-prime mortgage crisis in 2008; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; steep declines in oil prices; dramatic changes in currency exchange rates; China’s economic slowdown; and circumstances such as pandemics or epidemics in one or more countries or regions. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Such events may cause significant declines in the values and liquidity of many securities and other instruments. It is impossible to predict whether such conditions will recur. Because such situations may be widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of such events.

5

An outbreak of an infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has now been detected globally. This coronavirus has resulted in certain travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

EQUITY SECURITIES

Common Stock. The Funds may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common stock is that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. While common stocks have historically provided greater long-term returns than preferred stocks, fixed-income and money market investments, common stocks have also experienced significantly more volatility than the returns from those other investments.

Small- and Mid-Cap Stocks. The Funds may invest in stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

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Preferred Stock. The Funds may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and a share of the proceeds resulting from the issuer’s liquidation, although preferred stock is usually subordinate to the debt securities of the issuer. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as the holders of the issuer’s common stock. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. In addition, a Fund may receive stocks or warrants as a result of an exchange or tender of fixed income securities.

Preference stock, which is more common in emerging markets than in developed markets, is a special type of common stock that shares in the earnings of the issuer, has limited voting rights, may have a dividend preference, and may also have a liquidation preference. Depending on the features of the particular security, holders of preferred and preference stock may bear the risks regarding common stock or fixed income securities.

Convertible Securities. The Funds may invest in convertible securities. A convertible security is a preferred stock, warrant or other security that may be converted or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend or interest until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. A significant feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so they may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

The Chartwell Income Fund may invest in contingent convertible bonds (“CoCos”). CoCos are hybrid debt securities that are intended to either convert into equity at a predetermined share price or have their principal written down or written off upon the occurrence of certain triggering events generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going concern. CoCos are subject to the risks associated with bonds and equities and to the risks specific to convertible securities in general. In addition, CoCos are inherently risky because of the difficulty of predicting triggering events that would require the debt to convert to equity. Since CoCos are typically issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion, the rights and claims of the holders of the CoCos against the issuer in respect of or arising under the terms of the CoCos will generally rank junior to the claims of all holders of unsubordinated obligations of the issuer. Also, the value of CoCos will be influenced by many factors, including: the creditworthiness of the issuer and/or fluctuations in the issuer’s capital ratios; the supply and demand for the CoCos; general market conditions and available liquidity; and economic, financial and political events that affect the issuer, the market it operates in or the financial markets in general. CoCos are a new form of instrument and the market and regulatory environment for these instruments is still evolving. As a result, it is uncertain how the overall market for CoCos would react to a trigger event or coupon suspension applicable to one issuer.

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Investment Company Securities

The Funds may invest in shares of other investment companies (each, an “Underlying Fund”), including open-end funds, closed-end funds, unit investment trusts (“UITs”) and exchange-traded funds (“ETFs”), to the extent permitted by applicable law and subject to certain restrictions set forth in this SAI.

Under Section 12(d)(1)(A) of the 1940 Act, a Fund may acquire securities of an Underlying Fund in amounts which, as determined immediately after the acquisition is made, do not exceed (i) 3% of the total outstanding voting stock of such Underlying Fund, (ii) 5% of the value of a Fund’s total assets, and (iii) 10% of the value of the Fund’s total assets when combined with all other Underlying Fund securities held by a Fund. A Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4, which became effective on January 19, 2021, permits the Funds to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

Generally, under Sections 12(d)(1)(F) and 12(d)(1)(G) of the 1940 Act and SEC rules adopted pursuant to the 1940 Act, a Fund may acquire the securities of affiliated and unaffiliated Underlying Funds subject to the following guidelines and restrictions:

●	A Fund may own an unlimited amount of the securities of any registered open-end fund or registered unit investment trust that is affiliated with the Fund, so long as any such Underlying Fund has a policy that prohibits it from acquiring any securities of registered open-end funds or registered unit investment trusts in reliance on certain sections of the 1940 Act.

●	A Fund and its “affiliated persons” may own up to 3% of the outstanding stock of any fund, subject to the following restrictions:

i.	the Fund and each Underlying Fund, in the aggregate, may not charge a sales load greater than the limits set forth in Rule 2830(d)(3) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”) applicable to funds of funds;

ii.	each Underlying Fund is not obligated to redeem more than 1% of its total outstanding securities during any period less than 30 days; and

iii.	the Fund is obligated either to (i) seek instructions from its shareholders with regard to the voting of all proxies with respect to the Underlying Fund and to vote in accordance with such instructions, or (ii) to vote the shares of the Underlying Fund held by the Fund in the same proportion as the vote of all other shareholders of the Underlying Fund.

Underlying Funds typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses as Fund shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of a Fund.

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Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund wholly or in part by a distribution in kind of securities from its portfolio, instead of in cash. As a result, a Fund may hold such securities until the Advisor determines it is appropriate to dispose of them. Such disposition will impose additional costs on a Fund.

Investment decisions by the investment advisors to the registered investment companies in which a Fund invests are made independently of the Fund. At any particular time, one Underlying Fund may be purchasing shares of an issuer whose shares are being sold by another Underlying Fund. As a result, under these circumstances a Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Exchange-Traded Funds (“ETFs”)

The Funds may invest in ETFs, which are pooled investment vehicles that generally seek to track the performance of specific indices. ETFs may be organized as open-end funds or as UITs. Their shares are listed on stock exchanges and can be traded throughout the day at market-determined prices.

An ETF generally issues index-based investments in aggregations of shares known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the applicable index (the “Index”), (b) a cash payment equal to a pro rata portion of the dividends accrued on the ETF’s portfolio securities since the last dividend payment by the ETF, net of expenses and liabilities, and (c) a cash payment or credit (“Balancing Amount”) designed to equalize the net asset value of the Index and the net asset value of a Portfolio Deposit.

Shares of ETFs are not individually redeemable, except upon the reorganization, merger, conversion or liquidation of the ETF. To redeem shares of an ETF, an investor must accumulate enough shares of the ETF to reconstitute a Creation Unit. The liquidity of small holdings of ETF shares, therefore, will depend upon the existence of a secondary market for such shares. Upon redemption of a Creation Unit, the portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

The price of ETF shares is based upon (but not necessarily identical to) the value of the securities held by the ETF. Accordingly, the level of risk involved in the purchase or sale of ETF shares is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for ETF shares is based on a basket of stocks. Disruptions in the markets for the securities underlying ETF shares purchased or sold by a Fund could result in losses on such shares. There is no assurance that the requirements of the national securities exchanges necessary to maintain the listing of shares of any ETF will continue to be met.

Closed-End Funds

The Funds may invest in shares of closed-end funds. Investments in closed-end funds are subject to various risks, including reliance on management’s ability to meet the closed-end fund’s investment objective and to manage the closed-end fund portfolio; fluctuation in the net asset value of closed-end fund shares compared to the changes in the value of the underlying securities that the closed-end fund owns; and bearing a pro rata share of the management fees and expenses of each underlying closed-end fund resulting in a Fund’s shareholders being subject to higher expenses than if he or she invested directly in the closed-end fund(s).

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of principal and interest payments. Similar to regulated investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements of the Code. Each Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

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Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REITs may fail to qualify for the favorable federal income tax treatment generally available to them under the Code and may fail to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Warrants and Rights

The Funds may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle (but do not obligate) the holder to buy equity securities at a specific price for a specific period of time but will do so only if such equity securities are deemed appropriate by the Advisor. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not have voting rights, do not earn dividends, and do not entitle the holder to any rights with respect to the assets of the company that has issued them. They do not represent ownership of the underlying companies but only the right to purchase shares of those companies at a specified price on or before a specified exercise date. Warrants and rights tend to be more volatile than the underlying stock, and if at a warrant’s expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant or right, the Fund can acquire the stock at a price below its market value. The prices of warrants and rights do not necessarily parallel the prices of the underlying securities. An investment in warrants or rights may be considered speculative.

Master Limited Partnerships (“MLPs”)

The Chartwell Income Fund and Chartwell Small Cap Growth Fund may invest in MLPs. An MLP is an entity taxed as a partnership under the Code, the interests or “units” of which are traded on securities exchanges like shares of corporate stock. A typical MLP consists of a general partner and limited partners; however, some MLPS are structured as limited liability companies. The general partner manages the partnership; has an ownership stake in the partnership, typically a 2% general partner equity interest and usually additional common units and subordinated units; and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership, and receive cash distributions. An MLP typically pays an established minimum quarterly distribution to common unit holders, as provided under the terms of its partnership agreement. Common units have arrearage rights in distributions to the extent that the MLP fails to make minimum quarterly distributions. Once the MLP distributes the minimum quarterly distribution to common units, subordinated units then are entitled to receive distributions of up to the minimum quarterly distribution, but have no arrearage rights. At the discretion of the general partner’s board of directors, any distributable cash that exceeds the minimum quarterly distribution that the MLP distributed to the common and subordinated units is then distributed to both common and subordinated units, typically on a pro rata basis. Incentive distributions are often paid to the general partner such that as the distribution to limited partnership interests increases, the general partner may receive a proportionately larger share of the total distribution. Incentive distributions are designed to encourage the general partner, who controls and operates the partnership, to maximize the partnership’s cash flow and increase distributions to the limited partners.

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Generally speaking, MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. As an income vehicle, the unit price can be influenced by general interest rate trends independent of specific underlying fundamentals. In addition, most MLPs are leveraged and typically carry a portion of a “floating” rate debt, and a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions.

DEBT SECURITIES

Debt securities are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. Some debt securities pay a periodic coupon that is not fixed; instead payments “float” relative to a reference rate, such as LIBOR. This “floating rate” debt may pay interest at levels above or below the previous interest payment. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. Certain additional risk factors related to debt securities are sensitivity to interest rate and economic changes, payment expectations, and liquidity and valuation.

On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on a Fund or the debt securities or other instruments based on or referencing LIBOR in which the Fund invests cannot yet be determined. The transition process might lead to increased volatility and decreased liquidity in markets that currently rely on LIBOR to determine interest rates. The phasing out of LIBOR could also lead to a reduction in the value of some LIBOR-based investments held by a Fund and reduce the effectiveness of new hedges placed against existing LIBOR- based instruments.

Lower rated debt securities, those rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s) and/or BB or below by Standard & Poor’s Ratings Group (“S&P”) or unrated but determined by the Advisor to be of comparable quality, are described by the rating agencies as speculative and involve greater risk of default or price changes than higher rated debt securities due to changes in the issuer’s creditworthiness or the fact that the issuer may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to sell or to determine the value of lower rated debt securities.

Certain additional risk factors related to debt securities are discussed below:

Sensitivity to interest rate and economic changes. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or periods of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, obtain additional financing, and service their principal and interest payment obligations. Furthermore, periods of economic change and uncertainty can be expected to result in increased volatility of market prices and yields of certain debt securities. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) related to the security or other assets or indices.

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Payment expectations. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate environment, a Fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity. Liquidity risk may result from the lack of an active market, or reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity. In such cases, a Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities or instruments, may be unable to achieve its desired level of exposure to a certain sector. To the extent that a Fund’s principal investment strategies involve investments in securities of companies with smaller market capitalizations, foreign non-U.S. securities, Rule 144A securities, illiquid sectors of fixed income securities, derivatives or securities with substantial market and/or credit risk, the Fund will tend to have the greatest exposure to liquidity risk. Further, fixed income securities with longer durations until maturity face heightened levels of liquidity risk as compared to fixed income securities with shorter durations until maturity. Finally, liquidity risk also refers to the risk of unusually high redemption requests or other unusual market conditions that may make it difficult for a Fund to fully honor redemption requests within the allowable time period. Meeting such redemption requests could require a Fund to sell securities at reduced prices or under unfavorable conditions, which would reduce the value of the Fund. It may also be the case that other market participants may be attempting to liquidate fixed income holdings at the same time as a Fund, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure.

The Advisor attempts to reduce the risks described above through diversification of the Fund’s portfolio, credit analysis of each issuer, and by monitoring broad economic trends as well as corporate and legislative developments, but there can be no assurance that it will be successful in doing so. Credit ratings of debt securities provided by rating agencies indicate a measure of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between corporate developments and the time a rating is assigned and updated.

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including by keeping interest rates at historically low levels and by purchasing large quantities of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities on the open market (“Quantitative Easing”). Similar steps were taken again in 2020 in an effort to support the economy during the coronavirus pandemic. This and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. In addition, when the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain Fund investments, which could cause the value of the Fund’s investments and share price to decline. If a Fund invests in derivatives tied to fixed income markets it may be more substantially exposed to these risks than a fund that does not invest in derivatives. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance. The liquidity levels of a Fund’s portfolio may also be affected.

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Bond markets have consistently grown over the past three decades while the capacity for traditional dealer counterparties to engage in fixed income trading has not kept pace and in some cases has decreased. As a result, dealer inventories of corporate bonds, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty.

Bond Ratings. Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without considering the modifier. Please refer to Appendix A for more information about credit ratings.

Lower-Rated Debt Securities

Each Fund may and the Chartwell Short Duration High Yield Fund intends to invest in lower-rated fixed-income securities (commonly known as “junk bonds”). The lower ratings reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by a Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by Moody’s or S&P (or by any other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security’s market value or the liquidity of an investment in the security.

Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of a Fund’s fixed-income assets. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect a Fund’s net asset value. A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether its retention will assist in meeting a Fund’s investment objective. Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing.

The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. It is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell these securities when the Advisor believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held. Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default, a Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer’s obligations on such securities. This could increase a Fund’s operating expenses and adversely affect the Fund’s net asset value. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, each Fund’s intention to qualify as a “regulated investment company” under the Code may limit the extent to which the fund may exercise its rights by taking possession of such assets. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s investment objective is more dependent on the Advisor’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories.

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Over-the-Counter Transactions – Fixed Income Securities

Over-the-counter (“OTC”) transactions differ from exchange-traded transactions in several respects. OTC transactions are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC transaction pricing is normally done by reference to information from market makers, which information is carefully monitored by the Advisor and verified in appropriate cases. As OTC transactions are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. Each Fund intends to enter into OTC transactions only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund. There is also no assurance that the Fund will be able to liquidate an OTC transaction at any time prior to expiration.

Municipal Bonds

The Funds may invest in municipal bonds. Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). For example, states, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

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Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities and derivative mortgage-backed securities, and may also invest in “principal only” and “interest only” components. Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. As with other debt securities, mortgage-backed securities are subject to credit risk and interest rate risk. However, the yield and maturity characteristics of mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may normally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. The relationship between prepayments and interest rates may give some mortgage-backed securities less potential for growth in value than conventional fixed-income securities with comparable maturities. In addition, in periods of falling interest rates, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. If interest rates rise, borrowers may prepay mortgages more slowly than originally expected. This may further reduce the market value of mortgage-backed securities and lengthen their durations. Because of these and other reasons, a mortgage-backed security’s total return, maturity and duration may be difficult to predict precisely.

Mortgage-backed securities come in different classes that have different risks. Junior classes of mortgage-backed securities are designed to protect the senior class investors against losses on the underlying mortgage loans by taking the first loss if there are liquidations among the underlying loans. Junior classes generally receive principal and interest payments only after all required payments have been made to more senior classes. If a Fund invests in junior classes of mortgage-related securities, it may not be able to recover all of its investment in the securities it purchases. In addition, if the underlying mortgage portfolio has been overvalued, or if mortgage values subsequently decline, a Fund may suffer significant losses. Investments in mortgage-backed securities involve the risks of interruptions in the payment of interest and principal (delinquency) and the potential for loss of principal if the property underlying the security is sold as a result of foreclosure on the mortgage (default). These risks include the risks associated with direct ownership of real estate, such as the effects of general and local economic conditions on real estate values, the conditions of specific industry segments, the ability of tenants to make lease payments and the ability of a property to attract and retain tenants, which in turn may be affected by local market conditions such as oversupply of space or a reduction of available space, the ability of the owner to provide adequate maintenance and insurance, energy costs, government regulations with respect to environmental, zoning, rent control and other matters, and real estate and other taxes. If the underlying borrowers cannot pay their mortgage loans, they may default and the lenders may foreclose on the property.

The ability of borrowers to repay mortgage loans underlying mortgage-backed securities will typically depend upon the future availability of financing and the stability of real estate values. For mortgage loans not guaranteed by a government agency or other party, the only remedy of the lender in the event of a default is to foreclose upon the property. If borrowers are not able or willing to pay the principal balance on the loans, there is a good chance that payments on the related mortgage-related securities will not be made. Certain borrowers on underlying mortgages may become subject to bankruptcy proceedings, in which case the value of the mortgage-backed securities may decline.

Asset-Backed Securities

The Chartwell Income Fund may invest in asset-backed securities that, through the use of trusts and special purpose vehicles, are securitized with various types of assets, such as automobile receivables, credit card receivables and home-equity loans in pass- through structures similar to the mortgage-related securities described above. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. The impairment of value of collateral or other assets underlying an asset-based security, such as a result of non-payment of loans or non-performance of other collateral or underlying assets, may reduce the value of such asset-based security and result in losses to the Fund.

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U.S. Government Obligations

The Funds may invest in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. Government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities, including government-sponsored enterprises, where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Zero Coupon, Step Coupon and Pay-in-Kind Securities

Within the parameters of its specific investment policies, each Fund may invest its assets in zero coupon, pay-in-kind, and step coupon securities. Zero coupon bonds are securities that make no fixed interest payments but instead are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

For the purposes of a Fund’s restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Floating Rate, Inverse Floating Rate and Index Obligations

A Fund may invest in debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price. These securities may be backed by sovereign or corporate issuers, or by collateral such as mortgages. The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices. Floating rate securities pay interest according to a coupon which is reset periodically. The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool. Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula. Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities. Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula. Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized. The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

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Structured Investments

A Fund may invest in structured investments. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, on specified instruments (such as commercial bank loans) and the issuance by that entity or one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Investments in government and government-related and restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt and requests to extend additional loan amounts. Certain issuers of structured investments may be deemed to be “investment companies” as defined in the 1940 Act. As a result, a Fund’s investment in these structured investments may be limited by the restrictions contained in the 1940 Act. Structured investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

When-Issued or Delayed-Delivery Securities

A Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuations and, in the case of fixed income securities, no interest accrues to a Fund until settlement takes place. When purchasing a security on a when-issued or delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. Accordingly, at the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of its acquisition, a when-issued security may be valued at less than the purchase price. A Fund will make commitments for such when-issued transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, a Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash, U.S. Government securities or other appropriate securities, in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities held in the segregated account and/or from cash flow. If, however, a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a taxable capital gain or loss due to market fluctuation. Also, a Fund may be disadvantaged if the other party to the transaction defaults.

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FOREIGN INVESTMENTS

Investments in the securities of foreign issuers and other non-U.S. investments may involve risks in addition to those normally associated with investments in the securities of U.S. issuers or other U.S. investments. All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital. Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets. Additionally, the imposition of sanctions, trade restrictions (including tariffs) and other government restrictions by the United States and/or other governments may adversely affect the values of the Fund’s foreign investments.

The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets. In addition, global economies are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact a different country or region. The severity or duration of these conditions may also be affected if one or more countries leave the Euro currency, or by other policy changes made by governments or quasi-governmental organizations.

Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Foreign companies may be subject to different accounting, auditing and financial reporting standards. To the extent foreign securities held by a Fund are not registered with the SEC or with any other U.S. regulator, the issuers thereof will not be subject to the reporting requirements of the SEC or any other U.S. regulator. Accordingly, less information may be available about foreign companies and other non-U.S. investments than is generally available on issuers of comparable securities and other investments in the United States. Foreign securities and other non-U.S. investments may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities and other non-U.S. investments.

Changes in foreign exchange rates will affect the value in U.S. Dollars of any foreign currency-denominated securities and other investments held by the Fund. Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities and other non-U.S. investments will be received and realized in foreign currencies, and a Fund is required to compute and distribute income in U.S. Dollars. Accordingly, a decline in the value of a particular foreign currency against the U.S. Dollar occurring after a Fund’s income has been earned and computed in U.S. Dollars may require the Fund to liquidate portfolio securities or other. investments to acquire sufficient U.S. Dollars to make a distribution. Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time such expenses are paid, the Fund may be required to liquidate additional portfolio securities or other non-U.S. investments to purchase the U.S. Dollars required to meet such expenses.

A Fund may purchase foreign bank obligations. In addition to the risks described above that are generally applicable to foreign investments, the investments that a Fund makes in obligations of foreign banks, branches or subsidiaries may involve further risks, including differences between foreign banks and U.S. banks in applicable accounting, auditing and financial reporting standards, and the possible establishment of exchange controls or other foreign government laws or restrictions applicable to the payment of certificates of deposit or time deposits that may affect adversely the payment of principal and interest on the securities and other non-U.S. investments held by the Fund.

Foreign Currency Transactions. The Funds may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract. A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are considered to be derivatives. A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. In addition, a Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing or the U.S. Dollar value of interest and dividends paid on those securities.

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If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency. A Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks. A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The precise matching of forward contract amounts and the value of the securities involved is generally not possible. Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency. The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities a Fund owns or intends to acquire, but it fixes a rate of exchange in advance. Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market. The interbank market in foreign currencies is a global around-the-clock market. Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. A Fund may take positions in options on foreign currencies in order to hedge against the risk of foreign exchange fluctuation on foreign securities the Fund holds in its portfolio or which it intends to purchase.

Emerging Markets

The Funds may invest in companies organized or doing substantial business in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices. Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital. Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. Dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies. Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which a Fund invests.

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Depository Receipts

American Depository Receipts (“ADRs”) are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country. European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Global Depository Receipts (“GDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country. Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company’s office or agent in a foreign country.

Investing in ADRs, EDRs, GDRs, and CDRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on ADRs in U.S. Dollars. These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors. With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability. A Fund may be required to pay foreign withholding or other taxes on certain ADRs, EDRs, GDRs, or CDRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax. See “Federal Income Tax Matters.” ADRs, EDRs, GDRs, and CDRs may be sponsored by the foreign issuer or may be unsponsored. Unsponsored ADRs, EDRs, GDRs, and CDRs are organized independently and without the cooperation of the foreign issuer of the underlying securities. Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States. While readily exchangeable with stock in local markets, unsponsored ADRs, EDRs, GDRs, and CDRs may be less liquid than sponsored ADRs, EDRs, GDRs, and CDRs. Additionally, there generally is less publicly available information with respect to unsponsored ADRs, EDRs, GDRs, and CDRs.

Sovereign Debt Obligations

A Fund may invest in sovereign debt obligations, which are securities issued or guaranteed by foreign governments, governmental agencies or instrumentalities and political subdivisions, including debt of developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

DERIVATIVES

Each Fund may utilize a variety of derivatives contracts, such as futures, options, swaps and forward contracts, both for investment purposes and for hedging purposes. Hedging involves special risks including the possible default by the other party to the transaction, illiquidity and, to the extent the Advisor’s assessment of certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if hedging had not been used. Nonetheless, with respect to certain investment positions, a Fund may not be sufficiently hedged against market fluctuations, in which case an investment position could result in a loss greater than if the Advisor had been sufficiently hedged with respect to such position.

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The Advisor will not, in general, attempt to hedge all market or other risks inherent in a Fund’s positions, and will hedge certain risks, if at all, only partially. Specifically, the Advisor may choose not, or may determine that it is economically unattractive, to hedge certain risks, either in respect of particular positions or in respect of a Fund’s overall portfolio. Moreover, it should be noted that a Fund’s portfolio always will be exposed to unidentified systematic risk factors and to certain risks that cannot be completely hedged, such as credit risk (relating both to particular securities and to counterparties). A Fund’s portfolio composition may result in various directional market risks remaining unhedged, although the Advisor may rely on diversification to control such risks to the extent that the Advisor believes it is desirable to do so.

The regulation of derivatives markets in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), signed into law in 2010, granted significant authority to the SEC and the Commodity Futures Trading Commission (the “CFTC”) to impose comprehensive regulations on the over-the-counter and cleared derivatives markets. These regulations include, but are not limited to, mandatory clearing of certain derivatives and requirements relating to disclosure, margin and trade reporting. New regulations could adversely affect the value, availability and performance of certain derivative instruments, may make them more costly, and may limit or restrict their use by the Funds.

On October 28, 2020, the SEC adopted Rule 18f-4 under the 1940 Act (the “Derivatives Rule”) which, following an implementation period, will replace existing SEC and staff guidance with an updated, comprehensive framework for registered investment companies’ use of derivatives. Among other changes, the Derivatives Rule will require an investment company to trade derivatives and certain other instruments that create future payment or delivery obligations subject to a value-at-risk (“VaR”) leverage limit, develop and implement a derivatives risk management program and new testing requirements, and comply with new requirements related to board and SEC reporting. These new requirements will apply unless the Fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a fund that limits its derivatives exposure to 10% of its net assets.

Certain additional risk factors related to derivatives are discussed below:

Derivatives Risk. Under recently adopted rules by the CFTC, transactions in some types of interest rate swaps and credit default index swaps on North American and European indices will be required to be cleared. In a cleared derivatives transaction, a Fund’s counterparty is a clearing house (such as CME Clearing, ICE Clearing or LCH.Clearnet), rather than a bank or broker. Since each Fund is not a member of clearing houses and only members of a clearing house can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members, who are futures commission merchants that are members of the clearing houses and who have the appropriate regulatory approvals to engage in swap transactions. A Fund will make and receive payments owed under cleared derivatives transactions (including margin payments) through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing members generally can require termination of existing cleared derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that the Advisor expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between a Fund and their clearing members generally provides that the clearing members will accept for clearing all transactions submitted for clearing that are within credit limits specified by the clearing members in advance, the Fund could be subject to this execution risk if the Fund submits for clearing transactions that exceed such credit limits, if the clearing house does not accept the transactions for clearing, or if the clearing members do not comply with their agreement to clear such transactions. In that case, the transaction might have to be terminated, and a Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction. In addition, new regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or increasing margin or capital requirements. If a Fund is not able to enter into a particular derivatives transaction, the Fund’s investment performance and risk profile could be adversely affected as a result.

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Counterparty Risk. Counterparty risk with respect to OTC derivatives may be affected by new regulations promulgated by the CFTC and SEC affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions will be required to be cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivative transaction. Clearing members are required to segregate all funds received from customers with respect to cleared derivatives transactions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing broker from its customers are generally held by the clearing broker on a commingled basis in an omnibus account, which may also invest those funds in certain instruments permitted under the applicable regulations. The assets of a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for a relevant account class. Also, the clearing member transfers to the clearing house the amount of margin required by the clearing house for cleared swaps, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the CFTC require that the clearing member notify the clearing house of the amount of initial margin provided by the clearing member to the clearing house that is attributable to each customer. Because margin in respect of cleared swaps must be earmarked for specific clearing member customers, the clearing house may not use the collateral of one customer to cover the obligations of another customer. However, if the clearing member does not provide accurate reporting, a Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide to the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default.

Options on Securities and Securities Indices

A call option entitles the purchaser, in return for the premium paid, to purchase specified securities at a specified price during the option period. A put option entitles the purchaser, in return for the premium paid, to sell specified securities during the option period. A Fund may invest in both European-style or American-style options. A European-style option is only exercisable immediately prior to its expiration. American-style options are exercisable at any time prior to the expiration date of the option.

Writing Call Options. A Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration or, if additional cash consideration is required, cash or cash equivalents in such amounts as held in a segregated account by the Fund’s custodian. The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

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A Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

If a Fund were assigned an exercise notice on a call it has written, it would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. If a Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio.

In addition to covered call options, a Fund may write uncovered (or “naked”) call options on securities, including shares of ETFs, and indices; however, SEC rules require that a Fund segregates assets on its books and records with a value equal to the value of the securities or the index that the holder of the option is entitled to call. Segregated securities cannot be sold while the option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Writing Covered Index Call Options. A Fund may sell index call options. A Fund may also execute a closing purchase transaction with respect to the option it has sold and then sell another option with either a different exercise price and/or expiration date. A Fund’s objective in entering into such closing transactions is to increase option premium income, to limit losses or to protect anticipated gains in the underlying stocks. The cost of a closing transaction, while reducing the premium income realized from the sale of the option, should be offset, at least in part, by the appreciation in the value of the underlying index, and by the opportunity to realize additional premium income from selling a new option.

When a Fund sells an index call option, it does not deliver the underlying stocks or cash to the broker through whom the transaction is effected. In the case of an exchange-traded option, a Fund establishes an escrow account. The Custodian (or a securities depository acting for the Custodian) acts as a Fund’s escrow agent. The escrow agent enters into documents known as escrow receipts with respect to the stocks included in a Fund (or escrow receipts with respect to other acceptable securities). The escrow agent releases the stocks from the escrow account when the call option expires or a Fund enters into a closing purchase transaction. Until such release, the underlying stocks cannot be sold by a Fund. A Fund may enter into similar collateral arrangements with the counterparty when it sells over-the-counter index call options.

When a Fund sells an index call option, it is also required to “cover” the option pursuant to requirements enunciated by the staff of the SEC. The staff has indicated that a mutual fund may “cover” an index call option by (1) owning and holding for the term of the option a portfolio of stocks substantially replicating the movement of the index underlying the call option; (2) purchasing an American-style call option on the same index with an exercise price not greater than the exercise price of the written option; or (3) establishing and maintaining for the term of the option a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, equal in value to the aggregate contract price of the call option (the current index value times the specific multiple). A Fund generally “covers” the index options it has sold by owning and holding stocks substantially replicating the movement of the applicable index. As an alternative method of “covering” the option, a Fund may purchase an appropriate offsetting option.

The purchaser of an index call option sold by a Fund may exercise the option at a price fixed as of the closing level of the index on exercise date. Unless a Fund has liquid assets sufficient to satisfy the exercise of the index call option, the Fund would be required to liquidate portfolio securities to satisfy the exercise. The market value of such securities may decline between the time the option is exercised and the time a Fund is able to sell the securities. For example, even if an index call which the Fund has written is “covered” by an index call held by the Fund with the same strike price, it will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Options Clearing Corporation and the close of trading on the date the Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed. If a Fund fails to anticipate an exercise, it may have to borrow from a bank (in amounts not exceeding 5% of the Fund’s total assets) pending settlement of the sale of the portfolio securities and thereby incur interest charges. If trading is interrupted on the index, a Fund would not be able to close out its option positions.

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Risks of Transactions in Options. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying securities and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation in value than an investment in the underlying securities themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not be adequate to handle current trading volume at all times; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Code, for qualification of the Fund as a regulated investment company.

Over-the-Counter Options. A Fund may engage in transactions involving over-the-counter options as well as exchange-traded options. Certain additional risks are specific to over-the-counter options. A Fund may engage a clearing corporation to exercise exchange-traded options, but if the Fund purchased an over-the-counter option, it must then rely on the dealer from which it purchased the option if the option is exercised. Failure by the dealer to do so would result in the loss of the premium paid by a Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while over-the-counter options may not. Consequently, a Fund may generally be able to realize the value of an over-the-counter option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes an over-the-counter option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into over-the-counter options only with dealers who will agree to and are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate an over-the-counter option at a favorable price at any time prior to expiration. Unless a Fund, as a covered over-the-counter call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, a Fund may be unable to liquidate an over-the-counter option. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

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The SEC has taken the position that purchased over-the-counter options are illiquid securities. Each Fund may treat the cover used for written over-the-counter options as liquid if the dealer agrees that the Fund may repurchase the over-the-counter option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the over-the-counter option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, each Fund will treat over-the-counter options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of over-the-counter options, each Fund will change the treatment of such instruments accordingly.

Stock Index Futures

A Fund may invest in stock index futures only as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to accept), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, a Fund intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Fund acquires securities from financial institutions such as banks and broker-dealers deemed to be creditworthy by the Advisor, subject to the seller’s agreement to repurchase and the Fund’s agreement to resell such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Fund will suffer a loss to the extent that the proceeds from a sale of the underlying securities are less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Fund’s rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the 1940 Act.

SHORT SALES

A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. A Fund also may be required to pay a premium to borrow a security, which would increase the cost of the security sold short. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

The broker-dealer will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

When the Advisor believes that the price of a particular security held by a Fund may decline, it may make “short sales against the box” to hedge the unrealized gain on such security. Selling short against the box involves selling a security which a Fund owns for delivery at a specified date in the future. A Fund will incur transaction costs to open, maintain and close short sales against the box.

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To the extent a Fund sells securities short (except in the case of short sales “against the box”), it is required to segregate an amount of cash or liquid securities on its records equal to the market price of the securities sold short. The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account is at least equal to the market value of the securities sold short. Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of a Fund’s assets could affect its portfolio management.

ILLIQUID AND RESTRICTED SECURITIES

Pursuant to Rule 22e-4 under the 1940 Act, each Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a written liquidity risk management program and related procedures (the “Liquidity Program”) that is reasonably designed to assess and manage each Fund’s “liquidity risk” (defined by the SEC as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund). The Trust’s Board of Trustees has approved the designation of Liquidity Administrator Committee, comprised of certain officers of the Trust and personnel of the Advisor, to administer the Liquidity Program.

Illiquid investments include (i) securities for which there is no readily available market; (ii) securities in which the disposition would be subject to legal restrictions (so called “restricted securities”); and (iii) repurchase agreements having more than seven days to maturity, unless, based upon a review of the relevant market, trading and investment- specific considerations, those investments are determined not to be illiquid.

A considerable period of time may elapse between a Fund’s decision to sell illiquid investments and the time when such Fund is able to sell them, during which time the value of the securities could decline. Illiquid investments will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid investments or the depreciation of liquid investments, more than 15% of the value of a Fund’s net assets is invested in illiquid investments, including restricted securities which are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity and the condition will be reported to the Board and, when required, to the SEC.

The Chartwell Income Fund and Chartwell Short Duration High Yield Fund may invest in Rule 144A securities, which are restricted securities. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933, as amended (the “1933 Act”). Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Restricted securities issued pursuant to Rule 144A under the 1933 Act that have a readily available market usually are not deemed illiquid for purposes of this limitation by the Funds. However, investing in Rule 144A securities could result in increasing the level of the Funds’ illiquidity if qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Each Fund may purchase commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act. 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(a)(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(a)(2) commercial paper can be resold as easily as any other unrestricted security held by the Fund. Accordingly, 4(a)(2) commercial paper usually is classified as liquid by a Fund based on relevant market, trading and investment-specific considerations.

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BORROWING

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense. Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest charges which may or may not be recovered by appreciation of the securities purchased, if any. The Funds also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

TEMPORARY INVESTMENTS

The Funds may take temporary defensive measures that are inconsistent with the Funds’ normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the Advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments. A Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. The Funds may not achieve their investment objectives during temporary defensive periods.

SHORT-TERM INVESTMENTS

The Funds may invest in any of the following securities and instruments:

Bank Certificates of Deposit, Bankers’ Acceptances and Time and Demand Deposits

The Funds may acquire certificates of deposit, bankers’ acceptances and time deposits in U.S. Dollars or foreign currencies. Certificates of deposit are negotiable certificates issued against monies deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. The commercial banks issuing these short-term instruments which the Funds may acquire must, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government. If a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers. See “Foreign Investments” above. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

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Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations. General economic conditions and the quality of loan portfolios affect the banking industry.

As a result of federal and state laws and regulations, domestic banks are required to maintain specified levels of reserves, limited in the amount that they can loan to a single borrower, and are subject to regulations designed to promote financial soundness. However, such laws and regulations may not necessarily apply to foreign banks, thereby affecting the risk involved in bank obligations that the Fund may acquire.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment strategies and policies stated above and in the Prospectus, the Funds may invest in interest-bearing time deposits or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

At times, the Funds may invest cash in an insured cash sweep service program whereby a customer’s cash is allocated among one or more FDIC-insured member banks in amounts that do not exceed the FDIC standard maximum deposit insurance amount (currently $250,000) at any one bank and placed in either demand deposit accounts or money market deposit accounts, such that the customer’s funds are FDIC-insured across the various member banks.

Savings Association Obligations

The Funds may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

Commercial Paper, Short-Term Notes and Other Corporate Obligations

A Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

A Fund’s investment in commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by S&P, “Prime-1” or “Prime-2” by Moody’s, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations, i.e., credit risk. The Advisor may actively expose a Fund to credit risk. However, there can be no guarantee that the Advisor will be successful in making the right selections and thus fully mitigate the impact of credit risk changes on the Fund.

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LARGE SHAREHOLDER REDEMPTION RISK

Certain account holders may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s shares. Redemptions by these account holders of their shares in a Fund may impact the Fund’s liquidity and net asset value. Such redemptions may also force a Fund to sell securities at a time when it would not otherwise do so, which may increase the Fund’s broker costs and impact shareholder taxes.

LENDING PORTFOLIO SECURITIES

Consistent with applicable regulatory requirements and each Fund’s investment restrictions, the Funds may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by a Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that a Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Funds will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. Each Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of the Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a Fund’s management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to a Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of a Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on a Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. A Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities.

EUROPE—RECENT EVENTS

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

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The European Union (the “EU”) currently faces major issues involving its membership, structure, procedures and policies, including the successful political, economic and social integration of new member states, the EU’s resettlement and distribution of refugees, and resolution of the EU’s problematic fiscal and democratic accountability. In addition, one or more countries may abandon the Euro, the common currency of the EU, and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

On January 31, 2020, the United Kingdom (the “UK”) formally withdrew from the EU (commonly referred to as “Brexit”) and entered an 11-month transition period during which the UK remained part of the EU single market and customs union, the laws of which governed the economic, trade, and security relations between the UK and EU. The transition period concluded on December 31, 2020, and the UK left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the UK and EU with respect to trading goods and services, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The effects of Brexit on the UK and EU economies and the broader global economy could be significant, resulting in negative impacts, such as business and trade disruptions, increased volatility and illiquidity, and potentially lower economic growth of markets in the UK, EU, and globally, which could negatively impact the value of the Fund’s investments. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations while the new relationship between the UK and EU is further defined and the UK determines which EU laws to replace or replicate. Additionally, depreciation of the British pound sterling and/or the euro in relation to the U.S. dollar following Brexit could adversely affect Fund investments denominated in the British pound sterling and/or the euro, regardless of the performance of the investment.

Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Fund’s investments due to the interconnected nature of the global economy and capital markets. The Fund may also be susceptible to these events to the extent that the Fund invests in municipal obligations with credit support by non-U.S. financial institutions.

CYBER SECURITY RISK

Investment companies, such as the Funds, and their service providers may be subject to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Fund or the Advisor, Custodian, Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage. A Fund may also incur additional costs for cyber security risk management purposes. While the Funds and their service providers have established business continuity plans and risk management systems designed to prevent or reduce the impact of cyber security attacks, such plans and systems have inherent limitations due in part to the ever-changing nature of technology and cyber security attack tactics, and there is the possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Funds cannot control any cyber security plans or systems implemented by their service providers.

Similar types of cyber security risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.

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INVESTMENT RESTRICTIONS

Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable “vote of the holders of a majority of the outstanding voting securities” of the Fund, as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” of a Fund means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund. A Fund’s investment objective is a non-fundamental policy and may be changed without shareholder approval.

No Fund may:

1.	Act as underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio;

2.	Invest 25% or more of its total assets, calculated at the time of purchase and taken at market value, in any one industry or group of industries (other than securities issued by the U.S. Government, its agencies or instrumentalities);

3.	Purchase or sell real estate or interests in real estate or real estate limited partnerships (although the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate, such as real estate investment trusts (“REITs”); or

4.	Make loans of money, except (a) for purchases of debt securities consistent with the investment policies of the Fund, (b) by engaging in repurchase agreements or, (c) through the loan of portfolio securities in an amount up to 33 1/3% of the Fund’s net assets.

The following restrictions are fundamental policies for the Chartwell Short Duration High Yield Fund, Chartwell Small Cap Growth Fund and Chartwell Small Cap Value Fund only. Neither Fund may:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding one-third of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.	Purchase or sell commodities or commodity futures contracts (although the Fund may invest in financial futures and in companies involved in the production, extraction, or processing of agricultural, energy, base metals, precious metals, and other commodity-related products).

The following restrictions are fundamental policies for the Chartwell Income Fund and Chartwell Mid Cap Value Fund only. No Fund may:

1.	Issue senior securities, borrow money or pledge its assets, except that (i) each Fund may borrow from banks in amounts not exceeding 5% of its net assets (including the amount borrowed); and (ii) this restriction shall not prohibit a Fund from engaging in options transactions or short sales or investing in financial futures, swaps, when-issued or delayed delivery securities, or reverse repurchase agreements.

2.	Purchase or sell commodities or commodity futures contracts, puts, calls and straddles.

The following restriction is a fundamental policy for the Chartwell Income Fund, Chartwell Small Cap Growth Fund and Chartwell Small Cap Value Fund only:

1.	Neither Fund may, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

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The following restriction is a non-fundamental policy of each Fund:

1.	No Fund may invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

The following restriction is a non-fundamental policy of the Chartwell Income Fund and Chartwell Mid Cap Value Fund only:

1.	No Fund may invest in restricted securities (securities that must be registered under the 1933 Act before they may be offered and sold to the public), except that the Chartwell Income Fund may purchase restricted securities that are eligible for resale pursuant to Rule 144A under the 1933 Act.

The following restrictions are non-fundamental policies of the Chartwell Mid Cap Value Fund only:

1.	With respect to 50% of its gross assets, the Fund will not at the time of purchase invest more than 5% of its gross assets, at market value, in the securities of any one issuer (except the securities of the United States government); and

2.	With respect to the other 50% of its gross assets, the Fund will not invest at the time of purchase more than 15% of the market value of its total assets in any single issuer.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Proxy/Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

Restrictions listed above that are not fundamental may be changed by the vote of the majority of the Board of Trustees, but if any of these non-fundamental restrictions are changed, the Funds will give shareholders at least 60 days’ written notice.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees. The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, administrator, distributor, custodian and transfer agent. The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with each Fund’s investment objective, strategies, and policies, all of which are subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held during the past five years are listed in the table below. The mailing address for the Trustees and officers is 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Each Trustee serves until the termination of the Trust, the election of the Trustee’s successor, or as otherwise specified in the Trust’s organizational documents.

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Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
“Independent” Trustees:
Gerald Frey (born 1946) Trustee	Since 2017	Principal/General Partner, GSF Investments (1996–Present)	5	None
David M. O’Brien (born 1950) Trustee	Since 2017	Retired (2012–Present)	5	None
Paul L. Rudy, III (born 1967) Trustee	Since 2017	President, Graham Capital Company (2011-Present)	5	None
Interested Trustees:
Timothy J. Riddle † (born 1955) Chairman, Trustee, President and Chief Executive Officer	Since 2017	Managing Partner and Chief Executive Officer, Chartwell Investment Partners, LLC (1997–Present)	5	N/A

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee During the Past Five Years
Officers of the Trust:
Neil Walker (born 1980) Treasurer, Chief Financial Officer and Secretary	Since 2017	Controller, Chartwell Investment Partners, LLC (2016–Present); Controller, The Killen Group (2011–2016)	N/A	N/A
Michael Magee (born 1965) Executive Vice President	Since 2017	Chief Operating Officer–Chartwell Investment Partners, LLC (2016–Present); Chief Operating Officer, The Killen Group (2013-2016)	N/A	N/A
Gregory Hagar (born 1968) Vice President	Since 2017	Managing Partner, Chief Financial Officer, Chartwell Investment Partners, LLC (1997–Present)	N/A	N/A
LuAnn Molino (born 1963) Chief Compliance Officer	Since 2017	Chief Compliance Officer, Marketing, Client Service, Chartwell Investment Partners, LLC (1997–Present)	N/A	N/A

†	Timothy J. Riddle is an “interested person” of the Trust by virtue of his affiliation with the Adviser and its affiliates.

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Compensation

For their services to the Trust, each Independent Trustee receives an annual retainer of $35,000, plus $1,500 for each Board meeting attended in-person, and $1,000 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, each member of the Audit Committee, which is comprised solely of Independent Trustees, receives $1,500 for each Audit Committee meeting attended in-person, and $1,000 for each Audit Committee meeting attended telephonically. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Independent Trustees.

Aggregate Compensation from each Fund[1]
Name of Person/Position	Chartwell Income Fund	Chartwell Mid Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund	Chartwell Small Cap Value Fund	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees[1]
Independent Trustees:
Gerald Frey	$9,300	$9,300	$9,300	$9,300	$9,300	None	None	$46,500
David M. O’Brien	$9,300	$9,300	$9,300	$9,300	$9,300	None	None	$46,500
Paul L. Rudy, III	$9,300	$9,300	$9,300	$9,300	$9,300	None	None	$46,500
Interested Trustee:
Timothy J. Riddle	NA	NA	NA	NA	NA	NA	NA	NA

1	For the fiscal year ended October 31, 2020.

Mr. Riddle is not compensated by the Funds for his service as Trustee because of his affiliation with the Adviser. Officers of the Trust are not compensated by the Funds for their services.

Additional Information Concerning the Board and the Trustees

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that each of the Trustees satisfies this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the Nominating Committee contains certain other factors considered by the Nominating Committee in identifying and evaluating potential Board member nominees. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

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The Board of Trustees has two standing committees: the Audit Committee and the Nominating Committee.

●	The Audit Committee reviews the scope and results of each Fund’s annual audit and any matters bearing on the audit or Fund’s financial statements and to assist the Board’s oversight of the integrity of a Fund’s pricing and financial reporting. The Audit Committee is comprised of the Independent Trustees and is chaired by Paul L. Rudy, III. The Audit Committee is expected to meet at least twice a year. The Audit Committee met twice during the fiscal year ended October 31, 2020 with respect to the Funds.

●	The Nominating Committee is responsible for reviewing matters pertaining to composition, committees, and operations of the Board and meets from time to time as needed. The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders. Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary. The Nominating Committee is comprised of the Independent Trustees and is chaired by David M. O’Brien. The Nominating Committee did not meet during the fiscal year ended October 31, 2020.

Independent Trustees comprise 75% of the Board and Timothy J. Riddle, an Interested Trustee, serves as Chairman of the Board. The Chairman serves as a key point person for dealings between the Trust’s management and the Independent Trustees. The Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. Although the Trust does not have a “lead” Independent Trustee, the Board believes that adequate independent leadership is present given the size and composition of the Board (3/4 of which is represented by Independent Trustees) and that each of the committees of the Board (Audit and Nominating) is chaired by an Independent Trustee. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Advisor. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers.

Fund Shares Beneficially Owned by Trustees

Certain information regarding ownership by the Trustees of the Funds and other series of the Trust, as of December 31, 2020, is set forth in the following table.

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Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Gerald Frey, Independent Trustee	None	None
David M. O’Brien, Independent Trustee	Chartwell Income Fund - Over $100,000	Over $100,000
Paul L. Rudy, III, Independent Trustee	None	None
Timothy J. Riddle, Interested Trustee	Each Fund - Over $100,000	Over $100,000

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund.

Certain information regarding the Funds’ control persons and principal shareholders is set forth in the following table.

Principal Shareholder	Percentage of Total Outstanding Shares of the Class as of February 1, 2021
Chartwell Income Fund
Charles Schwab & Co. Inc. Reinvest Acct San Francisco, CA 94105	17.56%
National Financial Service Corp. Exclusive Benefit of our Customers Jersey City, NJ 07310	22.69%
Ameritrade Inc. FBO Omaha, NE 68103	15.04%
Pershing LLC Jersey City, NJ 07399	9.99%
Charles Schwab & Co Special CustodyA/C San Francisco, CA 94105	5.00%
Chartwell Mid Cap Value Fund
National Financial Service Corp. Exclusive Benefit of our Customers Jersey City, NJ 07310	22.10%
Ameritrade Inc. FBO Omaha, NE 68103	15.13%
Charles Schwab & Co. Inc. San Francisco, CA 94105	15.73%
Morgan Stanley Smith Barney New York, NY 10004	33.15%

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Chartwell Small Cap Value Fund
UBS WM USA Weehawken, NJ 07086	22.60%
Merrill Lynch Pierce Fenner & Smith Jacksonville, FL 32246	19.60%
National Financial Service Corp. Exclusive Benefit of our Customers Jersey City, NJ 07310	8.73%
Charles Schwab & Co. Inc. FBO San Francisco, CA 94105	13.39%
Chartwell Short Duration High Yield Fund
National Financial Service Corp. Exclusive Benefit of our Customers Jersey City, NJ 07310	13.80%
LPL Financial San Diego, CA92121	12.39%
CAPINCO Milwaukee, WI 53201	27.59%
Meg Company c/o Ameriserv Trust Johnstown, PA 15901	7.32%

Chartwell Small Cap Growth Fund
National Financial Service Corp. Exclusive Benefit of our Customers Jersey City, NJ 07310	73.90%
CAPINCO Milwaukee, WI 53201	17.35%
Vanguard Brokerage Services Valley Forge, PA 19482	6.27%

As of February 1, 2021, the Trustees and officers of the Trust, as a group, did not own more than 1% of the outstanding shares of any of the Funds. Furthermore, neither the Independent Trustees, nor members of their immediate families, own securities beneficially or of record in the Advisor, the Funds’ distributor, Foreside Fund Services, LLC (the “Distributor”), or any of their respective affiliates.

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The Advisor

Chartwell Investment Partners, LLC, located at 1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania 19312, acts as investment advisor to the Funds pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Advisor is a wholly-owned subsidiary of TriState Capital Holdings, Inc.

TriState Capital Holdings, Inc., is subject to the Bank Holding Company Act of 1956, as amended, and related regulations that impact the ability of banking entities to transact certain types of business and engage in certain transactions.

Subject to such policies as the Board of Trustees may determine, the Advisor is ultimately responsible for investment decisions for each Fund. Pursuant to the terms of the Advisory Agreement, the Advisor provides each Fund with such investment advice and supervision as it deems necessary for the proper supervision of each Fund’s investments. The Advisor also continuously monitors and maintains each Fund’s investment criteria and determines from time to time what securities may be purchased by the Fund.

The Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund, upon giving the Advisor 60 days’ notice when authorized either by a majority vote of a Fund’s shareholders or by a vote of a majority of the Board, or by the Advisor on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust in connection with the Advisory Agreement, except for a loss resulting from a breach of fiduciary duty, or for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or from reckless disregard by the Advisor of its duties under the Advisory Agreement.

In consideration of the services to be provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on an annual rate equal to a percentage of the Fund’s average daily net assets, as specified below.

Chartwell Income Fund

0.50% of the first $1.75 billion;

0.48% of the next $1.75 billion; and

0.46% of such assets over $3.5 billion

Chartwell Mid Cap Value Fund

0.75%

Chartwell Short Duration High Yield Fund

0.40%

Chartwell Small Cap Growth Fund

0.85%

Chartwell Small Cap Value Fund

0.90%

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Fund Expenses

Each Fund is responsible for its own operating expenses (all of which will be borne directly or indirectly by the Fund’s shareholders), including, among others, legal fees and expenses of counsel to the Fund and the Fund’s independent trustees; insurance (including trustees’ and officers’ errors and omissions insurance); auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, administrators, transfer agents, registrars and other service providers; expenses for portfolio pricing services by a pricing agent, if any; expenses in connection with the issuance and offering of shares; expenses relating to investor and public relations; expenses of registering or qualifying securities of a Fund for public sale; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to shareholders; expenses of the dividend reinvestment plan; compensation and expenses of trustees; any litigation expenses; and costs of shareholders’ and other meetings.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of each Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed the following annual amounts, as a percentage of average daily net assets:

Chartwell Income Fund	0.64%
Chartwell Mid Cap Value Fund	0.90%
Chartwell Short Duration High Yield Fund	0.49%
Chartwell Small Cap Growth Fund	1.05%
Chartwell Small Cap Value Fund	1.05%

The expense limitation agreements for each Fund are in effect for at least one year from the date of the Fund’s prospectus and may be terminated prior to that date only by the Trust’s Board of Trustees, or if the investment advisory agreement is terminated (i) by the Trust upon 60 days’ notice to the Advisor provided such termination was directed or approved by a vote of a majority of the Trustees of the Trust or by the vote of the holders of a majority of the voting securities of the applicable Fund at the time outstanding or entitled to vote; (ii) by the Advisor upon 60 days’ notice to the Trust; or (iii) by an assignment of the investment advisory agreement. With respect to the Chartwell Income Fund and Chartwell Mid Cap Value Fund, advisory fees waived or payment of a Fund’s expenses made by the Advisor after April 29, 2018 may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if the Advisor so requests. With respect to the Chartwell Short Duration High Yield Fund and Chartwell Small Cap Value Fund, any reduction in advisory fees or payment of a Fund’s expenses made by the Advisor (including before April 29, 2018) may be reimbursed by the Fund for a period ending three years after the date of reduction or payment if the Advisor so requests.

A reimbursement may be requested from a Fund if the aggregate amount of operating expenses, as accrued each month, in addition to the reimbursement amount, does not exceed the lesser of (a) the limitation on Fund expenses in effect at the time of the relevant reduction in advisory fees or payment of the Fund’s expenses, or (b) the limitation on Fund expenses at the time of the request. The reimbursement amount may not exceed the total amount of fees waived and/or Fund expenses paid by the Advisor and will not include any amounts previously reimbursed to the Advisor by the Fund. Any such reimbursement is contingent upon the Board’s subsequent review and ratification of the reimbursed amounts and no reimbursement may cause the total operating expenses paid by a Fund to exceed the applicable limitation on Fund expenses. A Fund must pay current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or Fund expenses.

The Funds (or their predecessors) paid the following advisory fees to the Advisor over the last three fiscal years:

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Chartwell Income Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended October 31, 2020	$3,782,115	($259,244)	$3,522,871
For the fiscal year ended October 31, 2019	$6,356,328	$(212,996)	$6,143,332
For the fiscal year ended October 31, 2018	$7,896,961	$(511,320)	$7,385,641

Chartwell Mid Cap Value Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended October 31, 2020	$177,935	($134,150)	$43,785
For the fiscal year ended October 31, 2019	$183,972	$(102,814)	$81,158
For the fiscal year ended October 31, 2018	$164,242	$(113,414)	$50,828

Chartwell Short Duration High Yield Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended October 31, 2020	$456,181	($141,721)	$314,460
For the fiscal year ended October 31, 2019	$325,712	$(149,868)	$175,844
For the fiscal year ended October 31, 2018	$203,504	$(158,590)	$44,914

Chartwell Small Cap Growth Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended October 31, 2020	$176,765	($142,122)	$34,643
For the fiscal year ended October 31, 2019	$172,767	$(119,074)	$53,693
For the fiscal year ended October 31, 2018	$130,854	$(130,854)	$0

Chartwell Small Cap Value Fund	Advisory Fees Accrued	Advisory Fees Waived	Advisory Fee Retained
For the fiscal year ended October 31, 2020	$1,425,107	($198,691)	$1,226,416
For the fiscal year ended October 31, 2019	$1,793,699	$(36,561)	$1,757,138
For the fiscal year ended October 31, 2018	$1,933,719	$(50,320)	$1,883,399

Portfolio Managers

The Chartwell Income Fund is managed by David C. Dalrymple, CFA, T. Ryan Harkins, CFA, Andrew S. Toburen, CFA, Thomas R. Coughlin, CFA, CMT, Jeffrey D. Bilsky, John M. Hopkins, CFA and Christine F. Williams, CFA.

The Chartwell Mid Cap Value Fund and Chartwell Small Cap Value Fund are managed by David C. Dalrymple, CFA and T. Ryan Harkins, CFA.

The Chartwell Small Cap Growth Fund is managed by Frank L. Susteric, CFA.

The Chartwell Short Duration High Yield Fund is managed by Andrew S. Toburen, CFA, John M. Hopkins, CFA, and Christine F. Williams.

Other Accounts Managed by the Portfolio Managers. As of December 31, 2020, information on other accounts managed by the Funds’ portfolio managers is as follows.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Billion)
Jeffrey D. Bilsky	0	$0.00	1	$1.50	21	$0.60
Thomas J. Coughlin, CFA	0	$0.00	1	$1.80	249	$5.50
T. Ryan Harkins, CFA	0	$0.00	1	$0.88	59	$2.02
John M. Hopkins, CFA	0	$0.00	0	$0.00	249	$5.50
Andrew S. Toburen, CFA	0	$0.00	1	$0.90	249	$5.50
Christine F. Williams	0	$0.00	0	$0.00	249	$5.50
David C. Dalrymple, CFA	0	$0.00	1	$0.88	59	$2.02
Frank L. Sustersic	2	$75	1	$1.90	2	$0.13

	Number of Accounts with Advisory Fee Based on Performance
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Managers	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)	Number of Accounts	Total Assets (in Million)
Jeffrey D. Bilsky	0	$0	0	$0	0	$0
Thomas J. Coughlin, CFA	0	$0	0	$0	0	$0
T. Ryan Harkins, CFA	0	$0	0	$0	1	$18.80
John M. Hopkins, CFA	0	$0	0	$0	0	$0
Andrew S. Toburen, CFA	0	$0	0	$0	0	$0
Christine F. Williams	0	$0	0	$0	0	$0
David C. Dalrymple, CFA	0	$0	0	$0	1	$18.80
Frank L. Sustersic	0	$0	0	$0	0	$0

Material Conflicts of Interest. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. Where conflicts of interest arise between a Fund and other accounts managed by the portfolio manager, the Advisor will proceed in a manner that ensures that the Fund will not be treated less favorably. There may be instances in which similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Advisor’s trade allocation policy.

Compensation. The compensation paid to a Chartwell portfolio manager consists of base salary, annual bonus, ownership distributions, and an annual profit-sharing contribution to the firm’s retirement plan.

A portfolio manager’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.

Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product, and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts for 1-year and 3-year trailing periods (where applicable) versus (1) the Bloomberg Barclays U.S. Aggregate Bond Index, ICE BofA High Yield Cash Pay Index and the Russell 3000 Value Index for the Chartwell Income Fund, the Russell Midcap Value Index for the Chartwell Mid Cap Value Fund, the ICE BofA Merrill Lynch US High Yield Cash Payout BB 1-3 Year Index for the Chartwell Short Duration High Yield Fund, the Russell 2000 Growth Index for the Chartwell Small Cap Growth Fund, and the Russell 2000 Value Index for the Chartwell Small Cap Value Fund, and (2) peer group rankings by product category. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, if an individual employee’s bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial pay date.

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Chartwell also provides a profit sharing and a 401(k) plan for all employees. The annual profit sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.

Ownership of the Funds by the Portfolio Managers. The following chart sets forth the dollar range of the portfolio managers’ ownership of the outstanding shares of the Funds as of December 31, 2020.

Dollar Range of Fund Shares Owned In (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, Over $1,000,000
Name of Portfolio Manager	Chartwell Income Fund	Chartwell Mid Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund	Chartwell Small Cap Value Fund
Jeffrey D. Bilsky	$10,001-$50,000	None	None	None	$10,001-$50,000
Thomas J. Coughlin, CFA	$50,001-$100,000	None	None	None	$50,001-$100,000
T. Ryan Harkins, CFA	$100,001-$500,000	$500,001-$1,000,000	None	None	$500,001-$1,000,000
John M. Hopkins, CFA	None	None	$500,001-$1,000,000	None	$10,001-$50,000
Andrew S. Toburen, CFA	$100,001-$500,000	None	Over $1,000,000	None	$100,001-$500,000
Christine F. Williams	None	None	$100,001-$500,000	None	None
David C. Dalrymple, CFA	None	Over $1,000,000	None	None	$100,001-$500,000
Frank L. Sustersic	$10,001-$50,000	None	None	Over $1,000,000	None

Service Providers

Ultimus Fund Solutions, LLC (the “Administrator”) serves as the administrator of the Funds. The Administrator has its principal place of business at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. Prior to August 24, 2018, UMB Fund Services, Inc. (“UMBFS”) and Mutual Fund Administration, LLC (“MFAC,” and collectively with UMBFS the “Co-Administrators”) served as the co-administrators for the Funds. The Administrator to the Funds provides certain administrative services to each Fund, including, among other responsibilities, preparing for signature by an officer of the Trust all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Fund; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties. The Administrator also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent. In this capacity, the Administrator does not have any responsibility or authority for the management of each Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares. The Master Services Agreement provides that the Administrator be liable for any damages, losses or costs arising directly or indirectly out of its failure to perform its duties to the extent such damages, losses or costs arise directly or indirectly out of its willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties.

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As compensation for their services, the Funds paid the Administrator and, prior to August 24, 2018, the Co-Administrator, the following fees for administrative services during the last three fiscal years:

	Chartwell Income Fund	Chartwell Mid Cap Value Fund	Chartwell Short Duration High Yield Fund	Chartwell Small Cap Growth Fund	Chartwell Small Cap Value Fund
For the fiscal year ended October 31, 2020	$341,147	$47,952	$84,201	$46,716	$101,887
For the fiscal year ended October 31, 2019	$535,262	$48,023	$70,367	$46,386	$116,292
For the fiscal year ended October 31, 2018	$760,870	$32,642	$34,258	$29,440	$106,657

UMB Bank, n.a. (the “Custodian”) is the custodian of the assets of each Fund pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses. The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri 64106. The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Funds.

BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, is the independent registered public accounting firm for the Funds. Its services include auditing each Fund’s financial statements and the performance of related tax services.

Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103-7018, serves as counsel to the Trust and provides counsel on legal matters relating to the Funds.

Distributor and the Distribution Agreement

Foreside Fund Services, LLC is the distributor (also known as the principal underwriter) of the shares of each Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of FINRA. The Distributor is not affiliated with the Trust, the Advisor or any other service provider to the Funds.

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of each Fund. The Distributor continually distributes shares of each Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

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The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of a Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, a Fund and/or the Advisor, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to a Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of a Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from a Fund for its distribution services. The Advisor pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Trust on behalf of a Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust, and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Distribution and Services (Rule 12b-1) Plan

The Funds have not adopted a Rule 12b-1 plan. Accordingly, the Funds may not directly or indirectly finance any activity that is primarily intended to result in the sale of Fund shares.

Shareholder Service Fees

Each Fund may pay a portion of the fees charged by third-party intermediaries that perform non-distribution sub-administration, sub-transfer agency and shareholder support services, such as omnibus account recordkeeping, order processing and settlement, dividend and capital-gain processing, tax reporting, shareholder statements, and other services that would otherwise be provided by the Fund’s service providers. The payment of such fees by a Fund are subject to a maximum per-account fee limit, and any fees in excess of the maximum per-account fee limit are paid by the Advisor. In addition, the payment of such fees by a Fund remain subject to any expense limitation arrangement applicable to that Fund.

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Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to a Fund or its shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of a Fund. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support. Payments for marketing support are typically for inclusion of a Fund on sales lists, including electronic sales platforms. Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of a Fund.

Wholesaling and marketing efforts are provided by, among others, Chartwell TSC Securities Corp., a broker-dealer affiliated with the Advisor and a FINRA member. The Advisor and Chartwell TSC Securities Corp. are both wholly-owned subsidiaries of TriState Capital Holdings, Inc.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by a Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. The purchases and sales of securities in the over-the-counter market will generally be executed by using a broker for the transaction.

Purchases of portfolio securities for a Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities which a Fund will be holding unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the broker-dealer involved, the risk in positioning the block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers which furnish or supply research and statistical information to the Advisor that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Advisory Agreement with a Fund, to be useful in varying degrees, but of indeterminable value.

While it is each Fund’s general policy to seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended, to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, a Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund.

Investment decisions for a Fund are made independently from those of other client accounts that may be managed or advised by the Advisor. Nevertheless, it is possible that at times, identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client accounts in the same issuer may vary and the holding period may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time as the Advisor’s other client accounts.

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The Funds do not effect securities transactions through brokers in accordance with any formula, nor do they effect securities transactions through brokers for selling shares of the Funds. However, broker-dealers who execute brokerage transactions may effect purchase of shares of the Funds for their customers. The brokers may also supply the Funds with research, statistical and other services.

The Funds (or their predecessors) paid the following brokerage and soft dollar commissions:

Period	Broker Commissions ($)	Soft Dollar Commissions ($)
Chartwell Income Fund
For the fiscal year ended October 31, 2020	$305,363.75	$205,321.60
For the fiscal year ended October 31, 2019	$935,173.37	$672,821.57
For the fiscal year ended October 31, 2018	$779,824.00	$0

Chartwell Mid Cap Value Fund
For the fiscal year ended October 31, 2020	$17,202.24	$7,874.00
For the fiscal year ended October 31, 2019	$14,638.04	$9,662.70
For the fiscal year ended October 31, 2018	$20,426.08	$12,460.44

Chartwell Short Duration High Yield Fund
For the fiscal year ended October 31, 2020	$0	$0
For the fiscal year ended October 31, 2019	$0	$0
For the fiscal year ended October 31, 2018	$0	$0

Chartwell Small Cap Growth Fund
For the fiscal year ended October 31, 2020	$45,118.53	$10,626.47
For the fiscal year ended October 31, 2019	$47,818.50	$16,419.99
For the fiscal year ended October 31, 2018	$51,627.65	$15,982.82

Chartwell Small Cap Value Fund
For the fiscal year ended October 31, 2020	$124,477.39	$75,422.96
For the fiscal year ended October 31, 2019	$234,393.21	$127,013.41
For the fiscal year ended October 31, 2018	$87,614.79	$40,086.48

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PORTFOLIO TURNOVER

Although a Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. To the extent net short-term capital gains are realized, any distributions resulting from such gains will generally be taxed at ordinary income tax rates for federal income tax purposes.

During the most recent fiscal year, the portfolio turnover rate for each Fund (or their predecessor) was as follows:

Fund	Portfolio Turnover Rate
	2020	2019
Chartwell Income Fund	63%	137%
Chartwell Mid Cap Value Fund	35%	36%
Chartwell Short Duration High Yield Fund	63%	41%
Chartwell Small Cap Growth Fund	104%	104%
Chartwell Small Cap Value Fund	30%	30%

PROXY VOTING POLICY

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting a Fund’s proxies to the Advisor, subject to the Board’s continuing oversight. The Trust Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policies and Procedures (the “Advisor Policies”) and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. See Appendix B for the Trust Policies and Advisor Policies. The Trust Policies and Advisor Policies are intended to serve as guidelines and to further the economic value of each security held by the Fund. The Trust’s CCO will review the Trust Policies and Advisor Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

If a proxy proposal raises a material conflict between the Advisor’s interests and a Fund’s interests, the Advisor will resolve the conflict by following the Advisor’s policy guidelines or the recommendation of an independent third party.

Each Fund is required to annually file Form N-PX, which lists the Fund’s complete proxy voting record for the 12-month period ending June 30 of each year. Once filed, a Fund’s proxy voting record will be available without charge, upon request, by calling toll-free 1-888-995-5505 and on the SEC’s web site at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

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Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Trust has adopted policies and procedures regarding disclosure of portfolio holdings information (the “Disclosure Policy”). The Disclosure Policy applies to the Funds, the Advisor and other internal parties involved in the administration, operation or custody of the Funds, including, but not limited to Ultimus, the Board of Trustees, counsel to the Trust, Stradley Ronon, and the Fund’s independent registered public accounting firm, BBD, LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning the Funds’ portfolio holdings may be disclosed only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Funds’ shareholders. The Funds and their Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Funds. The Disclosure Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees.

The Trust’s Chief Compliance Officer and staff are responsible for monitoring the disclosure of portfolio holdings information and ensuring that any such disclosures are made in accordance with the Disclosure Policy. The Board has, through the adoption of the Disclosure Policy, delegated the monitoring of the disclosure of portfolio holdings information to the Advisor’s compliance staff. The Board reviews the Disclosure Policy for operational effectiveness and makes revisions as needed, in order to ensure that the disclosures are in the best interest of the shareholders and to address any conflicts between the shareholders of the Funds and those of the Advisor or any other affiliate of the Funds.

In accordance with the Disclosure Policy, the Funds will disclose its portfolio holdings periodically, to the extent required by applicable federal securities laws. These disclosures include the filing of a complete schedule of the Funds’ portfolio holdings with the SEC semiannually on Form N-CSR and following the Funds’ first and third fiscal quarters, on Form N-PORT. These filings are available to the public through the EDGAR Database on the SEC’s Internet website at: http://www.sec.gov. The Fund also posts its top-ten portfolio holdings on its website at www.chartwellip.com 10 days after month-end. The Trust’s Chief Compliance Officer (or designee) will conduct periodic reviews of compliance with the procedures established by the Disclosure Policy.

The Funds may disclose portfolio holdings information to Service Providers and ratings and evaluation agencies that have a legitimate business need for such information. The Trust’s service arrangements with each of these entities include a duty of confidentiality (including appropriate limitations on trading) regarding portfolio holdings data by each entity and its employees, either by law or by contract.

The Funds’ portfolio holdings information also may be released to other selected third parties only when the Funds have a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality (including appropriate related limitations on trading), either through the nature of their relationship with the Funds or through a confidentiality agreement.

The Advisor and its affiliates provide investment advice to clients other than the Funds that have investment objectives that may be substantially similar to those of the Funds. These clients also may have portfolios consisting of holdings substantially similar to those of the Funds and generally have access to current portfolio holdings information for their accounts. These clients do not owe the Advisor or the Funds a duty of confidentiality with respect to disclosure of their portfolio holdings.

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As of the date of this SAI, the Trust or the Funds have ongoing business arrangements with the following entities which involve making portfolio holdings information available to such entities as an incidental part of the services they provide to the Trust: (i) the Advisor and Ultimus (the Trust’s Administrator) and the Custodian pursuant to investment management, administration and custody agreements, respectively, under which the Trust’s portfolio holdings information is provided daily on a real-time basis (i.e., with no time lag); (ii) Institutional Shareholder Services (“ISS”) pursuant to a proxy voting agreement under which the Funds’ portfolio holdings information is provided bi-weekly; (iii) BBD, LLP (independent registered public accounting firm), Stradley Ronon (legal counsel) and other professionals engaged by the Trust to whom the Trust provides portfolio holdings information on a regular basis with varying lag times after the date of the information; and (iv) Morningstar, Inc., Lipper Inc., Thomson Financial, Vickers Stock Research Corporation, and Bloomberg L.P., to which the Fund’s portfolio holdings information is provided within 10 days after month-end.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (the “NAV”) of each Fund’s shares will fluctuate and is determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing (a) the difference between the value of a Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities by (b) the number of shares outstanding (assets – liabilities / # of shares = NAV). Each NAV takes into account all of the expenses and fees of a Fund, including management fees and administration fees, which are accrued daily.

Net Assets	=	NAV
Shares Outstanding

An example of how the Chartwell Income Fund calculated the NAV as of October 31, 2020 is as follows:

$568,024,789	=	$12.72
44,655,714

An example of how the Chartwell Mid Cap Value Fund calculated the NAV as of October 31, 2020 is as follows

$24,751,590	=	$13.12
1,886,412

An example of how the Chartwell Short Duration High Yield Fund calculated the NAV as of October 31, 2020 is as follows

$161,474,459	=	$9.59
16,835,882

An example of how the Chartwell Small Cap Growth Fund calculated the NAV as of October 31, 2020 is as follows

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$22,808,090	=	$15.22
1,498,914

An example of how the Chartwell Small Cap Value Fund calculated the NAV as of October 31, 2020 is as follows

$148,069,349	=	$14.75
10,039,289

Generally, a Fund’s investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor pursuant to procedures approved by or under the direction of the Board. Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service (which use information provided by market makers or estimates of market value based on similar securities), and 4) other factors as necessary to determine a fair value under certain circumstances.

A Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board. The Board will periodically review the reliability of a Fund’s fair value methodology. A Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of a Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

All other assets of a Fund are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Prospectus. Shares of each Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of a Fund, you must invest the initial minimum investment. However, a Fund reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with a Fund.

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Each Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year). Furthermore, a Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check and a redemption is requested before the check has cleared, a Fund may postpone payment of the redemption proceeds up to 15 days while the Fund waits for the check to clear.

FEDERAL INCOME TAX MATTERS

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting each Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

Each Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. Each Fund has elected (or intends to elect) to be, and intends to qualify each year, for treatment as a regulated investment company under Subchapter M of the Code by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, a Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships,” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a non-deductible federal excise tax, a Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. A Fund will be subject to income tax at the corporate income tax rate on any taxable income or gains that it does not distribute to its shareholders. The Funds’ policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Funds will not be subject to any federal income or excise taxes.

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If, for any taxable year, a Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends-received deduction in the case of corporate shareholders. Moreover, if a Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, a Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If a Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

Shareholders will generally be subject to federal income taxes on distributions made by a Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Funds report the amount distributed as qualified dividend income.

In general, dividends may be reported by a Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of a Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividends paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign corporations for this purpose. Dividends received by a Fund from REITs generally do not qualify for treatment as qualified dividend income.

Dividends paid by a Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

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Distributions of net capital gain if any, that a Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. Each Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Under the 2017 Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Proposed regulations, which can be relied upon currently, enable the Fund to pass through the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A non-corporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

A 3.8% Medicare tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a non-corporate shareholder’s liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of a Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

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If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

A Fund’s transactions in options and other similar transactions, such as futures, may be subject to special provisions of the Code that, among other things, affect the character of any income realized by the Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes. Each Fund will monitor these transactions and will make the appropriate entries in its books and records, and if the Fund deems it advisable, will make appropriate elections if available in order to mitigate the effect of these rules, prevent disqualification of the Fund as a regulated investment company and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange-traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner. As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of a Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts, such as futures, could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes. Therefore, a Fund may have to sell portfolio securities (potentially under disadvantageous circumstances) to generate cash, or may have to undertake leverage by borrowing cash, to satisfy these distribution requirements. Dispositions of portfolio securities may result in additional gains and additional distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

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The Funds may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. So long as a Fund qualifies for treatment as a regulated investment company and incurs “qualified foreign taxes,” if more than 50% of its net assets at the close of its taxable year consist of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of such foreign taxes paid. If this election is made, information with respect to the amount of the foreign income taxes that are allocated to the Fund’s shareholders will be provided to them and any shareholder subject to tax on dividends will be required (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) his/her proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either to deduct his/her proportionate share of such foreign taxes in computing his/her taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Shareholders who do not itemize deductions for U.S. federal income tax purposes will not be able to deduct their pro rata portion of qualified foreign taxes paid by a Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If a Fund makes the election to pass through qualified foreign taxes and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains a Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If a Fund does make the election, it will provide required tax information to shareholders. A Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

Depreciation or other cost recovery deductions passed through to a Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders of the applicable Fund at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, a Fund may need to liquidate investments, which may lead to additional recapture income.

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Each Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is 24%. In order to avoid this withholding requirement, shareholders, other than certain exempt entities, must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or at a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that a Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from a Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of a Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax

Under legislation commonly referred to as “FATCA,” unless certain non-U.S. entities that hold shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to a Fund’s income dividends payable to such entities. After Dec. 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS, which can be relied upon currently, on which the Fund may rely, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Funds should consult their own tax advisors concerning the effect of owning shares of the Funds in light of their particular tax situations.

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DIVIDENDS AND DISTRIBUTIONS

Each Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is a Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by a Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Funds do not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

Each Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain a Fund may realize from transactions involving investments held for less than the period required for long-term capital gain or loss recognition or otherwise producing short-term capital gains and losses (taking into account any available carryover of capital losses), although a distribution from capital gains, will be distributed to shareholders with and as a part of the income dividends paid by the Fund and will be taxable to shareholders as ordinary income for federal income tax purposes. If during any year a Fund realizes a net gain on transactions involving investments held for more than the period required for long-term capital gain or loss recognition or otherwise producing long-term capital gains and losses, the Fund will have a net long-term capital gain. After deduction of the amount of any net short-term capital loss, the balance (to the extent not offset by any capital losses available to be carried over) generally will be distributed and treated as long-term capital gains in the hands of the shareholders regardless of the length of time a Fund’s shares may have been held by the shareholders. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by a Fund reduces the Fund’s NAV on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder will generally be taxable, even if it effectively represents a partial return of the shareholder’s capital.

Dividends and other distributions will be made in the form of additional shares of a Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the transfer agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the transfer agent has received the written request.

A Fund’s investments in partnerships, if any, including in qualified publicly traded partnerships, may result in that Fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

GENERAL INFORMATION

The Trust is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on January 23, 2017.

The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Funds, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the series. The assets belonging to a series is charged with the liabilities in respect of that series and all expenses, costs, charges and reserves attributable to that series only. Therefore, any creditor of any series may look only to the assets belonging to that series to satisfy the creditor’s debt. Any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as pertaining to any particular series are allocated and charged by the Trustees to and among the existing series in the sole discretion of the Trustees. Each share of a Fund represents an interest in the Fund proportionately equal to the interest of each other share. Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

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The Trust may offer more than one class of shares of any series. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. With respect to each Fund, the Trust currently offers one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust, which are not attributable to a specific series or class, are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares issued do not have preemptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting. No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record. Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise immaterial in nature. Other shareholder communications received by a Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

The Declaration of Trust provides that no Trustee or officer of the Trust shall be subject to any personal liability in connection with the assets or affairs of the Trust or any of its series except for losses in connection with his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

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The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants. The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Trust and the Advisor have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act. The code of ethics permits, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

The Trust’s independent registered public accounting firm, BBD, LLP audits and reports on the Funds’ annual financial statements.

The audited financial statements for the fiscal year ended October 31, 2020, together with the notes thereto, and the report of the Funds’ independent registered public accounting firm are incorporated into this SAI by reference to the Funds’ Annual Report to Shareholders on file with the SEC (Accession No. 0001398344-20-025304).

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APPENDIX A
DESCRIPTION OF CREDIT RATINGS

Standard & Poor’s Corporation

A brief description of the applicable Standard & Poor’s Corporation (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Investment Grade

AAA	Debt rated “AAA” has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A	Debt rated “A” has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated “BB”, “B”, “CCC”, “CC” and “C” is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. “BB” indicates the least degree of speculation and “C” the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

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BB	Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB” rating.

B	Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB” rating.

CCC	Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B” rating.

CC	The rating “CC” typically is applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” debt rating.

C	The rating “C” typically is applied to debt subordinated to senior debt which is assigned an actual or implied “CCC” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI	The rating “CI” is reserved for income bonds on which no interest is being paid.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r	The letter “r” is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L	The letter “L” indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation.* In the case of certificates of deposit, the letter “L” indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

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NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A-1” for the highest quality obligations to “D” for the lowest. These categories are as follows:

A-1	This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

[*	Continuance of the rating is contingent upon S&P’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.]

A-3	Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B	Issues rated “B” are regarded as having only speculative capacity for timely payment.

C	This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D	Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Moody’s Investors Service, Inc.

A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

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Long-Term Debt

The following summarizes the ratings used by Moody’s for corporate and municipal long-term debt:

Aaa	Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa	Bonds are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa	Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C	Bonds that possess one of these ratings provide questionable protection of interest and principal (“Ba” indicates some speculative elements; “B” indicates a general lack of characteristics of desirable investment; “Caa” represents a poor standing; “Ca” represents obligations which are speculative in a high degree; and “C” represents the lowest rated class of bonds). “Caa,” “Ca” and “C” bonds may be in default.

Con.(---)	Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)	When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note:	Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

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MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3	This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4	This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

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APPENDIX B
ADVISOR’S AND TRUST’S PROXY POLICIES AND GUIDELINES

CHARTWELL INVESTMENT PARTNERS

Proxy Voting Policies and Procedures

Adopted April 11, 1997

As Amended July 15, 2020

Purpose. Chartwell Investment Partners (“Chartwell”) has adopted these Proxy Voting Policies and Procedures (“Policies”) to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.

Scope. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines with the exception of those clients who wish their proxies voted in accordance with Taft-Hartley Proxy Voting Guidelines and who have instructed Chartwell to do so. In addition, Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below, retain that authority. Clients who wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.

Guiding Principles. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to contribute to positive long- term performance of the companies the client is an investor and casting votes accordingly.

Chartwell recognizes the growing view among investors that not only is the concern for economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. With this in mind, Chartwell subscribes to Sustainability Proxy Voting Guidelines. Sustainability or environmental, social, and corporate governance (ESG) factors enhance investment making decisions in order to have a more comprehensive understanding of the overall risk profile of the companies in which we invest while simultaneously contributing to positive environmental or social impact. For these reasons, the following guidelines will govern Chartwell’s proxy voting decisions.

Use of Independent Proxy Voting Service. Chartwell has retained ISS, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS’ analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS’ recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS’ proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell’s clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on recommendations by the AFL-CIO Office of Investment. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client’s securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).

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Administration of Policies. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately four representatives of the firm’s compliance, client services and operations departments. The Committee’s responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell’s Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.

Conflicts of Interest. It is Chartwell’s policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell’s interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.

Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships.

Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed ½ of 1 percent of Chartwell’s annual advisory revenue.

Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO

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recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 – 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes, so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. In addition, Union Clients have the ability to instruct Chartwell to vote their proxies entirely in accordance with the Taft-Hartley policy. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).

In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will not make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., “for” or “against” the proposal. Where the Policies provide that the voting decision will be made on a “case-by-case” basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.

When Chartwell Does Not Vote Proxies. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client’s account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client’s securities lending program and are unavailable to vote.

Proxy Voting Guidelines

Generally, Chartwell votes all proxies in accordance with the following guidelines provided by Institutional Shareholder Services’ (ISS) Sustainability Proxy Voting Policy. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.

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THE CHARTWELL FUNDS

PROXY VOTING POLICIES AND PROCEDURES

The Chartwell Funds (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisor

The Board believes that the investment advisor of the Funds (the “Advisor”), as the entity that selects the individual securities that comprise the Funds’ portfolios, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Advisor of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Advisor as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Advisor shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. The Advisor shall perform these duties in accordance with the Advisor’s proxy voting policy, a copy of which shall be presented to this Board for its review. The Advisor shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

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PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	Articles of Incorporation

(1) Certificate of Trust dated January 23, 2017(1)

(2) Agreement and Declaration of Trust dated January 23, 2017(1)

(b)	By-Laws effective as of January 23, 2017(1)

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Agreement and Declaration of Trust and Bylaws.

(d)	Investment Advisory Contracts

(1) Investment Advisory Agreement between the Registrant and Chartwell Investment Partners, LLC(1),(5)

(i) Amended and Restated Appendix A to the Investment Advisory Agreement between the Chartwell Funds and Chartwell Investment Partners, LLC (5)

(e)	Distribution Agreement(2)

(f)	Bonus or profit sharing contracts – Not Applicable

(g)	Custody Agreement(2)

(h)	Other Materials Contracts

(1) Master Services Agreement(6)

(i) Amendment to Master Services Agreement and Fund Accounting and Fund Administration Letter dated January 1, 2020, by and between Registrant and Ultimus Fund Solutions, LLC (6)

	(2)	Expense Limitation Agreement(2), (5)

(i) Amended and Restated Appendix A to the Expense Limitation Agreement (5)

(i)	Opinion and Consent of Counsel(3)

(j)	Other Opinions

	(1)	Consent of Independent Registered Public Accounting Firm

(i) Consent of BBD, LLP(7)

(ii) Consent of Tait Weller & Baker(4)
(2) Powers of Attorney(3)

(k)	Omitted Financial Statements – None

(l)	Initial Capital Agreement – Not Applicable

(m)	Distribution and Shareholder Servicing Plan – Not Applicable

(n)	Rule 18f-3 Multiple Class Plan – Not Applicable

(o)	Reserved

(p)	Codes of Ethics

(1) Code of Ethics of the Registrant(3)

(2)	Code of Ethics of Investment Advisor(7)

(1)	Incorporated herein by reference to the Registrant’s Initial Registration Statement on Form N-1A as filed with the SEC via EDGAR on March 29, 2017.

(2)	Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-14 as filed with the SEC via EDGAR on May 5, 2017.

(3)	Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on May 22, 2017.

(4)	Incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on June 2, 2017.

(5)	Incorporated herein by reference to Pre-Effective Amendment No. 3 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 23, 2018.

(6)	Incorporated herein by reference to Pre-Effective Amendment No. 7 to the Registrant’s Registration Statement on Form N-1A as filed with the SEC via EDGAR on February 27, 2020.

(7)	Filed herewith

Item 29. Persons Controlled by or Under Common Control with Registrant

None

Item 30. Indemnification

Under the terms of the Delaware Statutory Trust Act (“DSTA”) and the Registrant’s Agreement and Declaration of Trust (“Declaration of Trust”), no officer or trustee of the Registrant shall have any liability to the Registrant, its shareholders, or any other party for damages, except to the extent such limitation of liability is precluded by Delaware law, the Declaration of Trust or the By-Laws of the Registrant.

Subject to the standards and restrictions set forth in the Declaration of Trust, DSTA, Section 3817, permits a statutory trust to indemnify and hold harmless any trustee, beneficial owner or other person from and against any and all claims and demands whatsoever. DSTA, Section 3803 protects trustees, officers, managers and other employees, when acting in such capacity, from liability to any person other than the Registrant or beneficial owner for any act, omission or obligation of the Registrant or any trustee thereof, except as otherwise provided in the Declaration of Trust.

Reference is made to Article 8, Section 8.4 of the Registrant's Declaration of Trust, which provides:

Subject to the limitations, if applicable, hereinafter set forth in this Section 8.4, the Trust shall indemnify (from the assets of the Series or Series to which the conduct in question relates) each of its Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representative, referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person's action was in or not opposed to the best interests of the Trust; (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (iii) for a criminal proceeding, had reasonable cause to believe that his conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnity was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust as defined in Section 2(a)(19) of the 1940 Act nor parties to the proceeding (the "Disinterested Trustees"), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article 8 and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser

With respect to the Advisor, the response to this Item is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”). The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 32. Principal Underwriter

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	AGF Investments Trust (f/k/a FQF Trust)

5.	AIM ETF Products Trust
6.	AlphaCentric Prime Meridian Income Fund
7.	American Century ETF Trust
8.	American Customer Satisfaction ETF, Series of ETF Series Solutions
9.	Amplify ETF Trust
10.	ARK ETF Trust
11.	Bluestone Community Development Fund (f/k/a The 504 Fund)
12.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
13.	Bridgeway Funds, Inc.
14.	Brinker Capital Destinations Trust
15.	Cabot Equity Growth ETF, Series of Listed Funds Trust
16.	Calamos Convertible and High Income Fund
17.	Calamos Convertible Opportunities and Income Fund
18.	Calamos Global Total Return Fund
19.	Carlyle Tactical Private Credit Fund
20.	Center Coast Brookfield MLP & Energy Infrastructure Fund
21.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
22.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
23.	Cliffwater Corporate Lending Fund
24.	CornerCap Group of Funds
25.	Davis Fundamental ETF Trust
26.	Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions
27.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
28.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
29.	Defiance Quantum ETF, Series of ETF Series Solutions
30.	Direxion Shares ETF Trust
31.	Eaton Vance NextShares Trust
32.	Eaton Vance NextShares Trust II
33.	EIP Investment Trust
34.	Ellington Income Opportunities Fund
35.	EntrepreneurShares Series Trust
36.	Esoterica Thematic ETF Trust
37.	ETF Opportunities Trust
38.	Evanston Alternative Opportunities Fund
39.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
40.	Fiera Capital Series Trust
41.	FlexShares Trust
42.	Forum Funds
43.	Forum Funds II
44.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
45.	Guinness Atkinson Funds
46.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
47.	Infinity Core Alternative Fund
48.	Innovator ETFs Trust
49.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)
50.	Ironwood Institutional Multi-Strategy Fund LLC
51.	Ironwood Multi-Strategy Fund LLC
52.	IVA Fiduciary Trust
53.	John Hancock Exchange-Traded Fund Trust
54.	Mairs & Power Funds Trust
55.	Manor Investment Funds

56.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
57.	Morgan Creek - Exos SPAC Originated ETF, Series of Listed Funds Trust
58.	Morningstar Funds Trust
59.	OSI ETF Trust
60.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
61.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
62.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
63.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
64.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
65.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
66.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
67.	Pacific Global ETF Trust
68.	Palmer Square Opportunistic Income Fund
69.	Partners Group Private Income Opportunities, LLC
70.	PENN Capital Funds Trust
71.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
72.	Plan Investment Fund, Inc.
73.	PMC Funds, Series of Trust for Professional Managers
74.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
75.	Quaker Investment Trust
76.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
77.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
78.	Renaissance Capital Greenwich Funds
79.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
80.	RMB Investors Trust (f/k/a Burnham Investors Trust)
81.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
82.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
83.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
84.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
85.	Roundhill Streaming Services & Technology ETF, Series of Listed Funds Trust
86.	Salient MF Trust
87.	SharesPost 100 Fund
88.	Six Circles Trust
89.	Sound Shore Fund, Inc.
90.	Strategy Shares
91.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
92.	Syntax ETF Trust
93.	The Chartwell Funds
94.	The Community Development Fund
95.	The Relative Value Fund
96.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
97.	Third Avenue Trust
98.	Third Avenue Variable Series Trust
99.	Tidal ETF Trust
100.	TIFF Investment Program
101.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
102.	Timothy Plan International ETF, Series of The Timothy Plan
103.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
104.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
105.	Transamerica ETF Trust
106.	Trend Aggregation Aggressive Growth ETF, Series of Collaborative Investment Series Trust

107.	Trend Aggregation Conservative ETF, Series of Collaborative Investment Series Trust
108.	Trend Aggregation Dividend Stock ETF, Series of Collaborative Investment Series Trust
109.	Trend Aggregation ESG ETF, Series of Collaborative Investment Series Trust
110.	Trend Aggregation US ETF, Series of Collaborative Investment Series Trust
111.	TrueShares AI & Deep Learning ETF, Series of Listed Funds Trust
112.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
113.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
114.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
115.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
116.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
117.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
118.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
119.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
120.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
121.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
122.	U.S. Global Investors Funds
123.	Variant Alternative Income Fund
124.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
125.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
126.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
127.	VictoryShares Emerging Market Volatility Wtd ETF, Series of Victory Portfolios II
128.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
129.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
130.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
131.	VictoryShares Protect America ETF, Series of Victory Portfolios II
132.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
133.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
134.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
135.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
136.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
137.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
138.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
139.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
140.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
141.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
142.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
143.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
144.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
145.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
146.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
147.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
148.	WisdomTree Trust
149.	WST Investment Trust
150.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not applicable

Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Records Relating to:	Are located at:
Registrant’s Transfer Agent, Fund Accountant and Administrator	Ultimus Fund Solutions, LLC 225 Pictoria Dr., Suite 450 Cincinnati, OH 45246
Registrant’s Custodian	UMB Bank, n.a. 928 Grand Boulevard, 5th Floor Kansas City, Missouri, 64106
Registrant’s Investment Adviser	Chartwell Investment Partners, LLC 1205 Westlakes Drive, Suite 100 Berwyn, Pennsylvania 19312
Registrant’s Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Item 34. Management Services

Not applicable

Item 35. Undertakings

None

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Berwyn and the Commonwealth of Pennsylvania, on the 26th day of February, 2021.

THE CHARTWELL FUNDS

By:	/s/ Timothy J. Riddle
Timothy J. Riddle
President, Chief Executive Officer and Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed on the 26th day of February, 2021, by the following persons in the capacities set forth below.

Signature		Title	Date

/s/ Timothy J. Riddle		President, Chief Executive Officer and Trustee	February 26, 2021
Timothy J. Riddle

Neil Walker*		Treasurer, Chief Financial Officer and Secretary	February 26, 2021
Neil Walker

Gerald S. Frey*		Trustee	February 26, 2021
Gerald S. Frey

David M. O’Brien*		Trustee	February 26, 2021
David M. O’Brien

Paul L. Rudy, III*		Trustee	February 26, 2021
Paul L. Rudy, III

*By:	/s/ Michael Magee	Michael Magee, Attorney-In-Fact

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
(j)(1)(i)	Consent of BBD, LLP
(p)(2)	Code of Ethics of Investment Advisor